                                                                     EXHIBIT 4.6

                                                                  EXECUTION COPY


                     AMENDED AND RESTATED CREDIT AGREEMENT


                                     Among


                            STERLING CHEMICALS, INC.
                                 as the Company


                                      and


                    TEXAS COMMERCE BANK NATIONAL ASSOCIATION
         Individually, as an Issuing Bank and as Administrative Agent,


                           CREDIT SUISSE FIRST BOSTON
          Individually, as an Issuing Bank, and as Documentation Agent


                                      and


                             FINANCIAL INSTITUTIONS
                        NOW OR HEREAFTER PARTIES HERETO


                     $125,000,000 Revolving Credit Facility
                        $76,500,000 Tranche A Term Loans
                       $199,166,667 Tranche B Term Loans
                           $5,281,250 ESOP Term Loans

                                 July 10, 1997

                               TABLE OF CONTENTS

                                                      ARTICLE I

                                             DEFINITIONS; CONSTRUCTION

         Section 1.01     Definitions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5
         Section 1.02     Accounting Terms and Determinations . . . . . . . . . . . . . . . . . . . . . . .  39
         Section 1.03     Other Definitional Terms  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
         Section 1.04     Definition Cross References in Financing Documents  . . . . . . . . . . . . . . .  40

                                                    ARTICLE II

                                           AMOUNT AND TERMS OF LOANS

         Section 2.01     Loans and Commitments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
         Section 2.02     Borrowing Requests  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
         Section 2.03     Letters of Credit . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
         Section 2.04     Disbursement of Funds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46
         Section 2.05     Notes and Amortization  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
         Section 2.06     Interest  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  49
         Section 2.07     Interest Periods  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  50
         Section 2.08     Repayment of Loans  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  51
         Section 2.09     Termination or Reduction of Revolving Credit Commitments  . . . . . . . . . . . .  52
         Section 2.10     Prepayments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  52
         Section 2.11     Continuation and Conversion Options . . . . . . . . . . . . . . . . . . . . . . .  56
         Section 2.12     Fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  57
         Section 2.13     Payments, etc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  58
         Section 2.14     Interest Rate Not Ascertainable, etc. . . . . . . . . . . . . . . . . . . . . . .  59
         Section 2.15     Illegality  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  59
         Section 2.16     Increased Costs . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  60
         Section 2.17     Change of Lending Office  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  62
         Section 2.18     Funding Losses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  62
         Section 2.19     Sharing of Payments, etc. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  62
         Section 2.20     Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  63
         Section 2.21     Pro Rata Treatment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  66
         Section 2.22     Replacement of Lenders  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  67


                                                     ARTICLE III
                                          CONDITIONS TO BORROWINGS AND TO
                                        PURCHASE, RENEWAL AND REARRANGEMENT

         Section 3.01     Closing . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  67

         Section 3.02     Conditions Precedent to Initial STX Loan  . . . . . . . . . . . . . . . . . . . .  70
         Section 3.03     Conditions Precedent to AFB Loans . . . . . . . . . . . . . . . . . . . . . . . .  75
         Section 3.04     Conditions Precedent to Each Loan . . . . . . . . . . . . . . . . . . . . . . . .  81


                                                    ARTICLE IV

                                          REPRESENTATIONS AND WARRANTIES

         Section 4.01     Corporate Existence . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  82
         Section 4.02     Corporate Power and Authorization . . . . . . . . . . . . . . . . . . . . . . . .  82
         Section 4.03     Binding Obligations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  82
         Section 4.04     No Legal Bar or Resultant Lien  . . . . . . . . . . . . . . . . . . . . . . . . .  82
         Section 4.05     No Consent  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  82
         Section 4.06     Financial Information . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  82
         Section 4.07     Investments and Guaranties  . . . . . . . . . . . . . . . . . . . . . . . . . . .  83
         Section 4.08     Litigation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  83
         Section 4.09     Use of Proceeds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  83
         Section 4.10     Employee Benefits . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  84
         Section 4.11     Taxes; Governmental Charges . . . . . . . . . . . . . . . . . . . . . . . . . . .  85
         Section 4.12     Titles, etc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  85
         Section 4.13     Defaults  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  86
         Section 4.14     Casualties; Taking of Properties  . . . . . . . . . . . . . . . . . . . . . . . .  86
         Section 4.15     Compliance with the Law . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  86
         Section 4.16     No Material Misstatements . . . . . . . . . . . . . . . . . . . . . . . . . . . .  86
         Section 4.17     Investment Company Act  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  86
         Section 4.18     Public Utility Holding Company Act  . . . . . . . . . . . . . . . . . . . . . . .  87
         Section 4.19     Subsidiaries  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  87
         Section 4.20     Insurance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  87
         Section 4.21     Environmental Matters . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  87
         Section 4.22     Solvency  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  89
         Section 4.23     Material Contracts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  89
         Section 4.24     Employee Matters  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  89
         Section 4.25     Senior Indebtedness . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  89
         Section 4.26     Unrestricted Subsidiary Qualification . . . . . . . . . . . . . . . . . . . . . .  89

                                                     ARTICLE V

                                                     COVENANTS


         Section 5.01     Certain Affirmative Covenants . . . . . . . . . . . . . . . . . . . . . . . . . .  89
                 (a)      Maintenance and Compliance, etc.  . . . . . . . . . . . . . . . . . . . . . . . .  90
                 (b)      Payment of Taxes and Claims, etc. . . . . . . . . . . . . . . . . . . . . . . . .  90
                 (c)      Further Assurances. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  90
                 (d)      Performance of Obligations  . . . . . . . . . . . . . . . . . . . . . . . . . . .  90

                 (e)      Insurance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  90
                 (f)      Accounts and Records  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  91
                 (g)      Right of Inspection . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  91
                 (h)      Operation and Maintenance of Property . . . . . . . . . . . . . . . . . . . . . .  91
                 (i)      Additional Subsidiaries; Permitted Acquisitions; Additional Liens . . . . . . . .  91
                 (j)      Non-Consolidation of Unrestricted Subsidiaries  . . . . . . . . . . . . . . . . .  92
         Section 5.02     Reporting Covenants . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  93
                 (a)      Annual Financial Statements . . . . . . . . . . . . . . . . . . . . . . . . . . .  93
                 (b)      Quarterly Financial Statements  . . . . . . . . . . . . . . . . . . . . . . . . .  94
                 (c)      Monthly Financial Statements  . . . . . . . . . . . . . . . . . . . . . . . . . .  94
                 (d)      No Default/Compliance Certificate . . . . . . . . . . . . . . . . . . . . . . . .  95
                 (e)      Management Letters  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  95
                 (f)      Title Information . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  95
                 (g)      Events or Circumstances with respect to Collateral  . . . . . . . . . . . . . . .  95
                 (h)      Borrowing Base Reports  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  95
                 (i)      Notice of Certain Events  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  95
                 (j)      Shareholder Communications, Filings . . . . . . . . . . . . . . . . . . . . . . .  96
                 (k)      Litigation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  96
                 (l)      ERISA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  96
                 (m)      Borrowing Base Audit  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  97
                 (n)      Insurance Coverage  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  97
                 (o)      Annual Budget . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  97
                 (p)      Excess Cash Flow Certificate  . . . . . . . . . . . . . . . . . . . . . . . . . .  97
                 (q)      Other Information . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  98
         Section 5.03     Financial Covenants . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  98
                 (a)      Interest Coverage Ratio . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  98
                 (b)      Current Ratio . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  98
                 (c)      Fixed Charge Coverage Ratio . . . . . . . . . . . . . . . . . . . . . . . . . . .  98
                 (d)      Leverage Ratio  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  99
                 (e)      Senior Debt Leverage Ratio  . . . . . . . . . . . . . . . . . . . . . . . . . . . 100
         Section 5.04     Certain Negative Covenants  . . . . . . . . . . . . . . . . . . . . . . . . . . . 100
                 (a)      Indebtedness  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 100
                 (b)      Liens . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 102
                 (c)      Mergers, Sales, etc . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 103
                 (d)      Dividends, etc  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 104
                 (e)      Investments, Loans, etc . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 105
                 (f)      Lease Payments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 107
                 (g)      Sales and Leasebacks  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 107
                 (h)      Nature of Business  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 108
                 (i)      ERISA Compliance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 108
                 (j)      Sale or Discount of Receivables . . . . . . . . . . . . . . . . . . . . . . . . . 109
                 (k)      Negative Pledge Agreements  . . . . . . . . . . . . . . . . . . . . . . . . . . . 110
                 (l)      Transactions with Affiliates  . . . . . . . . . . . . . . . . . . . . . . . . . . 110
                 (m)      Unconditional Purchase Obligations  . . . . . . . . . . . . . . . . . . . . . . . 111

                 (n)      Stock . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  111
                 (o)      Capital Expenditures  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  111
                 (p)      Modifications to Senior Subordinated Notes; No Voluntary Prepayments  . . . . .  112
                 (q)      Intercompany Transactions . . . . . . . . . . . . . . . . . . . . . . . . . . .  112
                 (r)      Modification or Amendment of the AFB Earnout Agreement  . . . . . . . . . . . .  112
                 (s)      Reverse Designation of Unrestricted Subsidiaries  . . . . . . . . . . . . . . .  112

                                                            ARTICLE VI

                                                         EVENTS OF DEFAULT

         Section 6.01     Payments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  113
         Section 6.02     Covenants Without Notice  . . . . . . . . . . . . . . . . . . . . . . . . . . .  113
         Section 6.03     Other Covenants . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  113
         Section 6.04     Other Financing Document Obligations  . . . . . . . . . . . . . . . . . . . . .  113
         Section 6.05     Representations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  114
         Section 6.06     Non-Payments of Other Indebtedness  . . . . . . . . . . . . . . . . . . . . . .  114
         Section 6.07     Defaults Under Other Agreements . . . . . . . . . . . . . . . . . . . . . . . .  114
         Section 6.08     Bankruptcy  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  114
         Section 6.09     Money Judgment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  115
         Section 6.10     Discontinuance of Business  . . . . . . . . . . . . . . . . . . . . . . . . . .  115
         Section 6.11     Financing Documents . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  115
         Section 6.12     Change of Control . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  115
         Section 6.13     Merger Agreement Representations and Warranties . . . . . . . . . . . . . . . .  115
         Section 6.14     Albright Indemnity  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  116
         Section 6.15     Default Under Senior Secured Discount Notes . . . . . . . . . . . . . . . . . .  116
         Section 6.16     Senior Indebtedness . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  116
         Section 6.17     Equity Notes Contribution . . . . . . . . . . . . . . . . . . . . . . . . . . .  116
         Section 6.18     Cytec Indemnity . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  116

                                                            ARTICLE VII

                                                            THE AGENTS

         Section 7.01     Appointment of Administrative Agent . . . . . . . . . . . . . . . . . . . . . .  117
         Section 7.02     Limitation of Duties of Administrative Agent  . . . . . . . . . . . . . . . . .  117
         Section 7.03     Lack of Reliance on the Administrative Agent and the Documentation Agent  . . .  117
         Section 7.04     Certain Rights of the Administrative Agent  . . . . . . . . . . . . . . . . . .  118
         Section 7.05     Reliance by Administrative Agent  . . . . . . . . . . . . . . . . . . . . . . .  118
         Section 7.06     INDEMNIFICATION OF ADMINISTRATIVE AGENT AND DOCUMENTATION AGENT . . . . . . . .  118
         Section 7.07     The Administrative Agent and Documentation Agent in their Individual Capacity .  119
         Section 7.08     May Treat Lender as Owner . . . . . . . . . . . . . . . . . . . . . . . . . . .  119
         Section 7.09     Successor Administrative Agent  . . . . . . . . . . . . . . . . . . . . . . . .  119

         Section 7.10     Documentation Agent . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  120
         Section 7.11     Assumption of Administrative Agent  . . . . . . . . . . . . . . . . . . . . . .  120

                                                    ARTICLE VIII

                                                    MISCELLANEOUS

         Section 8.01     Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  120
         Section 8.02     Amendments and Waivers  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  120
         Section 8.03     No Waiver; Remedies Cumulative  . . . . . . . . . . . . . . . . . . . . . . . .  121
         Section 8.04     Payment of Expenses, Indemnities, etc.  . . . . . . . . . . . . . . . . . . . .  122
         Section 8.05     Right of Setoff . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  124
         Section 8.06     Benefit of Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  124
         Section 8.07     Successors and Assigns; Participations and Assignments  . . . . . . . . . . . .  124
         Section 8.08     Governing Law; Submission to Jurisdiction; Etc. . . . . . . . . . . . . . . . .  127
         Section 8.09     Independent Nature of Lenders' Rights . . . . . . . . . . . . . . . . . . . . .  129
         Section 8.10     Invalidity  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  129
         Section 8.11     Renewal, Extension or Rearrangement . . . . . . . . . . . . . . . . . . . . . .  129
         Section 8.12     Interest  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  129
         Section 8.13     Confidential Information  . . . . . . . . . . . . . . . . . . . . . . . . . . .  130
         Section 8.14     ENTIRE AGREEMENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  131
         Section 8.15     Attachments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  131
         Section 8.16     Counterparts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  131
         Section 8.17     Survival of Indemnities . . . . . . . . . . . . . . . . . . . . . . . . . . . .  131
         Section 8.18     Headings Descriptive  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  131
         Section 8.19     Satisfaction Requirement  . . . . . . . . . . . . . . . . . . . . . . . . . . .  131
         Section 8.20     EXCULPATION PROVISIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  131
         Section 8.21     Secured Affiliate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  132
         Section 8.22     Ratification of Security Instruments  . . . . . . . . . . . . . . . . . . . . .  132

ANNEXES

Annex I - Loans and Commitments

SCHEDULES

Schedule 1.01-A - Outstanding Letters of Credit
Schedule 1.01-B - Principal Account Obligors
Schedule 4.07 - Investments and Guaranties
Schedule 4.08 - Litigation
Schedule 4.12 - Titles
Schedule 4.13 - Defaults
Schedule 4.19 - Subsidiaries/Guarantors
Schedule 4.19-A - Subsidiaries/Guarantors
Schedule 4.19-B - Subsidiaries/Guarantors
Schedule 4.23 - Material Contracts
Schedule 4.24 - Employment Contracts
Schedule 5.04(a) - Existing Indebtedness
Schedule 5.04(b) - Liens

EXHIBITS

Exhibit A     -   Form of Revolving Note
Exhibit B-1   -   Form of Tranche A Term Note
Exhibit B-2   -   Form of Tranche B Term Note
Exhibit B-3   -   Form of ESOP Term Note
Exhibit C     -   Form of Tax Sharing Agreement
Exhibit D     -   Form of Borrowing Request
Exhibit E-1   -   Form of Opinion of Andrews & Kurth, L.L.P. dated as of the
                  Restated Closing Date
Exhibit E-2   -   Form of Opinion of Canadian counsel to the Company dated as of the Restated Closing Date
Exhibit E-3   -   Form of Opinion of Georgia counsel to the Company dated as of the Restated Closing Date
Exhibit E-4   -   Form of Opinion of Florida Counsel to the Company dated as of the Restated Closing Date
Exhibit F-1-A -   Form of Ratification of Guaranty Agreement and Security
                  Instruments
Exhibit F-1-B -   Form of Ratification of Limited Guaranty Agreement and
                  Security Instruments (Santa Rosa)
Exhibit F-2   -   Form of Amended and Restated Deed of Trust
Exhibit F-3   -   Form of Security Agreement of the Company
Exhibit F-4   -   Form of Security Agreement of Subsidiary Guarantors
Exhibit F-5   -   Form of Holdco Security Agreement (Pledge)
Exhibit F-6   -   Form of Company Security Agreement (Pledge)
Exhibit F-7   -   Form of Subsidiary Security Agreement (Pledge)
Exhibit F-8   -   Form of Deed of Trust
Exhibit F-9   -   Form of Leasehold Deed of Trust
Exhibit F-10  -   Form of Second Lien Deed of Trust

Exhibit F-11  -  Form of Collateral Assignment (Intercompany Loans and Accounts)
                 the Company
Exhibit F-12  -  Form of Collateral Assignments (Intercompany Loans and
                 Accounts) Subsidiary Guarantors
Exhibit F-13  -  Form of Cash Collateral Account Agreement
Exhibit F-14  -  Form of Security Agreement of Sterling Fibers
Exhibit F-15  -  Form of Santa Rosa Deed of Trust
Exhibit F-16  -  Form of Limited Guaranty Agreement (Santa Rosa)
Exhibit F-17  -  Form of Collateral Assignment (Intercompany Loans and Accounts
                 by Sterling Fibers)
Exhibit F-18  -  Form of Third Amendment and Supplement to Security Agreement
                 (Pledge) of the Company
Exhibit G     -  Form of Assignment and Acceptance
Exhibit H     -  Form of Borrowing Base Report
Exhibit I     -  Form of U.S. Tax Compliance Certificate
Exhibit J     -  Form of Notice of Designated Retained Cash Flow Usage
Exhibit K-1   -  Form of Guaranty Agreement dated as of the AFB Effective Date
Exhibit K-2   -  Form of Subrogation and Contribution Agreement dated as of AFB
                 Effective Date
Exhibit L-1   -  Description of Terms, Limitations, Rights and Preferences of
                 Preferred Stock
Exhibit L-2   -  Description of Terms, Limitations, Rights and Preferences of
                 Series B Preferred Stock

                     AMENDED AND RESTATED CREDIT AGREEMENT

         THIS AMENDED AND RESTATED CREDIT AGREEMENT (this "Agreement") is made and entered into as of this 10th day of July, 1997, among STERLING CHEMICALS, INC., a Delaware corporation (the "Company"), TEXAS COMMERCE BANK NATIONAL ASSOCIATION, individually, as a Lender, as an Issuing Bank and as Administrative Agent, CREDIT SUISSE FIRST BOSTON, individually, as a Lender, as an Issuing Bank and as Documentation Agent, each additional Issuing Bank hereunder from time to time, and each of the lenders that is a signatory hereto or which becomes a party hereto as provided in Section 8.07 (individually, a "Lender" and, collectively, the "Lenders").

                             INTRODUCTORY STATEMENT

         STX Acquisition Corp., a Delaware corporation, acquired Sterling Chemicals, Inc. ("SCI"), a Delaware corporation (the "SCI Acquisition") pursuant to the Merger Agreement (defined below) between STX Acquisition Corp. and SCI. Upon the terms and subject to the conditions set forth in the Merger Agreement, STX Acquisition Corp. merged with and into SCI (the "Merger"). From and after the time that the Merger occurred, the separate corporate existence of STX Acquisition Corp. ceased and SCI continued as the surviving corporation and succeeded to and assumed all the rights and obligations of STX Acquisition Corp. in accordance with the General Corporation Law of the State of Delaware.

         STX Acquisition Corp. formed STX Chemicals Corp. for purposes of acquiring all of the assets and liabilities of SCI (the "SCI Asset Conveyance") simultaneously with the time that the Merger occurred. Substantially contemporaneously with the SCI Asset Conveyance and Merger, STX Chemicals Corp. was renamed "Sterling Chemicals, Inc." and SCI was renamed Sterling Chemicals Holdings, Inc. ("Holdco").

         STX Chemicals Corp. entered into that certain Credit Agreement dated as of the STX Closing Date (defined below) (as amended, the "Original Credit Agreement"), by and among STX Chemicals Corp., as borrower, Texas Commerce Bank National Association, individually, as a lender, as an issuing bank, and as administrative agent, Credit Suisse, individually, as a lender, as an issuing bank and as documentation agent, each additional issuing bank under such credit agreement and each of the lenders that were or became a signatory thereto (individually, an "Original Lender" and, collectively, the "Original Lenders"), pursuant to which the Original Lenders agreed to provide credit facilities to the Company in the amount of up to $456,500,000 (the "STX Facilities"), consisting of $100,000,000 of Revolving Credit Loans, $200,000,000 of Tranche A Term Loans (the "Original Tranche A Term Loans"), $150,000,000 of Tranche B Term Loans (the "Original Tranche B Term Loans") and $6,500,000 of ESOP Term Loans. Proceeds of the Original Tranche A Term Loans and Original Tranche B Term Loans were used solely (i) to finance a portion of the SCI Acquisition,
(ii) to refinance existing indebtedness and to assume the obligations under the Outstanding Letters of Credit of SCI, and (iii) to finance fees and expenses relating to the financing of the SCI Acquisition. Proceeds of the Revolving Credit Loans have been and will be used solely to finance ongoing working capital requirements and for general corporate purposes of the Company and were used to finance a portion of the SCI Acquisition. Proceeds of the ESOP Term Loans were used solely to fund the Secondary ESOP Loan (as defined herein), and will be used by the ESOP solely for the purchase of Holdco Common Stock.

         On January 31, 1997, the Company entered into an additional Credit Agreement dated as of January 31, 1997 (as amended, the "AFB Acquisition Credit Agreement"), by and among the Company, Texas Commerce Bank National Association, individually, as a lender, and as administrative agent under the AFB Acquisition Credit Agreement, Credit Suisse First Boston, individually, as a lender, and as documentation agent under the AFB Acquisition Credit Agreement, and each of the lenders that were or became a signatory thereto (individually, an "AFB Lender" and, collectively, the "AFB Lenders"), pursuant to which the AFB Lenders agreed to provide credit facilities to the Company in the amount of up to $81,000,000 (the "AFB Facilities"), consisting of $31,000,000 of Tranche A Term Loans (the "AFB Tranche A Term Loans") and $50,000,000 of Tranche B Term Loans (the "AFB Tranche B Term Loans"). Proceeds of the AFB Tranche A Term Loans and AFB Tranche B Term Loans were used solely
(i) to finance a portion of the AFB Acquisition (as defined below), (ii) to finance fees and expenses relating to the financing of the AFB Acquisition and
(iii) fund up to $1,000,000 of the Secondary ESOP Loan.

         The Company entered into that certain First Amendment to Credit Agreement ("STX First Amendment") dated as of January 31, 1997, by and among the Company, Texas Commerce Bank National Association, individually, as an issuing bank and as administrative agent under the Original Credit Agreement and Credit Suisse First Boston (formerly known as Credit Suisse), individually, as an issuing bank and as documentation agent under the Original Credit Agreement and the Original Lenders, amending the Original Credit Agreement to permit the AFB Acquisition and to permit the Company to enter into the AFB Acquisition Credit Agreement.

         In connection with the AFB Acquisition Credit Agreement and the STX First Amendment, the Original Lenders and the AFB Lenders agreed pursuant to an Intercreditor Agreement dated as of January 31, 1997 (the "Intercreditor Agreement"), by and among the Original Lenders, Texas Commerce Bank National Association, as administrative agent under the Original Credit Agreement (the "Original Administrative Agent"), the AFB Lenders, Texas Commerce Bank National Association, as administrative agent under the AFB Acquisition Credit Agreement (the "AFB Administrative Agent") and the Company, that they would rank pari passu with one another in respect of certain payments, recoveries, collateral or security under the Original Credit Agreement and the AFB Acquisition Credit Agreement and that such payments, recoveries, collateral and security would be made on a pro rata basis.

         In connection with SCI Acquisition, Holdco funded a portion of the SCI Acquisition price through the issuance of its $191,751,000 Senior Secured Discount Notes (the "Senior Secured Discount Notes") under the terms of that certain $191,751,000 13 1/2% Senior Secured Discount Notes due 2008 Indenture dated as of August 15, 1996, with Fleet National Bank, as trustee (the "Senior Secured Discount Notes Indenture"), and the Company funded a portion of the SCI Acquisition price through the issuance of its $275,000,000 Senior Subordinated Notes (the "Senior Subordinated Notes") under the terms of that certain $275,000,000 11 3/4% Senior Subordinated Notes due 2006 Indenture dated as of August 15, 1996, with Fleet National Bank, as trustee (the "Senior Subordinated Notes Indenture").

         On April 7, 1997, the Company issued its Senior Subordinated Notes in an aggregate principal amount of $150,000,000 (the "Additional Senior Subordinated Notes") under the terms of that certain $150,000,000 Senior Subordinated Notes Due 2007 Indenture dated as of April 7, 1997, with Fleet National Bank, as trustee (the "Additional Senior Subordinated Notes Indenture") and used a portion of the proceeds thereof to voluntarily prepay a portion of the Original Tranche A Term Loans, the Original Tranche B Term Loans, the AFB Tranche A Term Loans and the AFB Tranche B Term Loans pursuant to the terms of the Original Credit Agreement, the AFB Acquisition Credit Agreement and the Intercreditor Agreement.

         In connection with the issuance of the Additional Senior Subordinated Notes, the Company entered into that certain First Amendment to Credit Agreement ("AFB First Amendment") dated as of March 31, 1997, by and among the Company, Texas Commerce Bank National Association, individually and as administrative agent under the AFB Acquisition Credit Agreement, Credit Suisse First Boston, individually, and as documentation agent under the AFB Acquisition Credit Agreement and the AFB Lenders and that certain Second Amendment to Credit Agreement (the "STX Second Amendment") dated as of March 31, 1997, by and among the Company, Texas Commerce Bank National Association, individually, as an issuing bank, and as administrative agent under the Original Credit Agreement, Credit Suisse First Boston (formerly known as Credit Suisse), individually, as an issuing bank and as documentation agent under the Original Credit Agreement and the Original Lenders, pursuant to which the Original Lenders and the AFB Lenders consented to the issuance by the Company of its Additional Senior Subordinated Notes, the modification of the order of application of proceeds of such notes upon voluntary prepayment by the Company of the Original Tranche A Term Loans, the Original Tranche B Term Loans, the AFB Tranche A Term Loans and the AFB Tranche B Term Loans, and consented to an increase of $25,000,000 in the Revolving Credit Commitments relating to the Revolving Credit Loans under the STX Facilities.

         The amendments contained in Section 2 of each of the STX Second Amendment and the AFB First Amendment became effective upon receipt by the Original Administrative Agent of the voluntary prepayment by the Company comprising the proceeds of the Additional Senior Subordinated Notes. The Company made such voluntary prepayment in an aggregate amount of $150,000,000 on April 7, 1997. In connection with such voluntary prepayment, applied pursuant to the provisions of the Original Credit Agreement as amended by the STX Second Amendment and the AFB Acquisition Credit Agreement as amended by the AFB First Amendment, the Original Tranche B Term Loan Lenders and the AFB Tranche B Term Loan Lenders declined to receive such voluntary prepayment and consequently, no Tranche B Term Loans were prepaid. The application of such voluntary prepayment also resulted in the modification of the amortization schedule for the Original Tranche A Term Loans and the AFB Tranche A Term Loans.

         Concurrently with the STX Second Amendment and the AFB First Amendment, the Company entered into that certain First Amendment to Intercreditor Agreement dated as of March 31, 1997, by and among the Original Lenders, the Original Administrative Agent, the AFB Lenders, the AFB Administrative Agent and the Company, whereby the parties to the Intercreditor Agreement acknowledged the changes permitted under the STX Second Amendment and the AFB First Amendment and reaffirmed the intent of the parties that the Original Lenders and the AFB Lenders would rank pari passu with one another in respect of certain payments, recoveries, collateral or security under the Original Credit Agreement and the AFB Acquisition Credit Agreement and that such payments, recoveries, collateral and security would be made on a pro rata basis.

         The Company desired that the permitted aggregate amount of the Secondary ESOP Loan be reduced by $2,500,000 and a new investment basket be created to permit the Company to purchase up to $2,500,000 in the aggregate of Holdco Common Stock from certain employees of the Company that elected to take cash instead of stock in connection with the termination of the employee stock ownership plan of SCI existing prior to the SCI Acquisition (the "Old ESOP").

         In connection with the reduction in the Secondary ESOP Loan amount, the Company entered into that certain Second Amendment to Credit Agreement ("AFB Second Amendment") dated as of July 3, 1997, by and among the Company, Texas Commerce Bank National Association, individually and as administrative agent under the AFB Acquisition Credit Agreement, Credit Suisse First Boston, individually, and as documentation agent under the AFB Acquisition Credit Agreement and the AFB Lenders and that certain Third Amendment to Credit Agreement (the "STX Third Amendment") dated as of July 3, 1997, by and among the Company, Texas Commerce Bank National Association, individually, as an issuing bank, and as administrative agent under the Original Credit Agreement, Credit Suisse First Boston (formerly known as Credit Suisse), individually, as an issuing bank and as documentation agent under the Original Credit Agreement and the Original Lenders, pursuant to which the Original Lenders and the AFB Lenders consented to the reduction of the Secondary ESOP Loan by an amount equal to $2,500,000 and created a corresponding permitted investment in Holdco Common Stock purchased from certain employees of the Company electing to take cash instead of stock in connection with the termination of the Old ESOP.

         The Company has requested, and the Original Lenders, the administrative agent, documentation agent and issuing banks under the Original Credit Agreement have agreed, that the Original Credit Agreement, as amended by the STX First Amendment, the STX Second Amendment and the STX Third Amendment, be amended and restated and the STX Facilities be evidenced, contained and governed by the terms of such amended and restated Original Credit Agreement. The Company has requested, and the AFB Lenders, the administrative agent and documentation agent under the AFB Acquisition Credit Agreement have agreed, that the AFB Acquisition Credit Agreement, as amended by the AFB First Amendment and the AFB Second Amendment be amended and restated and the AFB Facilities be evidenced, contained and governed by the terms of such amended and restated AFB Acquisition Credit Agreement. The Company desires and has requested that such amended and restated Original Credit Agreement, such amended and restated AFB Acquisition Credit Agreement and such amended Intercreditor Agreement be combined and set forth in this Agreement.

         The Company desires and has requested that the Original Tranche A Term Loans and the AFB Tranche A Term Loans be consolidated, combined and continued pursuant to the terms of this Agreement and that the Original Tranche B Term Loans and the AFB Tranche B Term Loans be consolidated, combined and continued pursuant to the terms of this Agreement and that all other Obligations owing or to be owing under the Original Credit Agreement and the AFB Acquisition Credit Agreement, respectively, be consolidated, combined and continued pursuant to the terms and conditions of this Agreement.

         The Company, the Original Lenders and the AFB Lenders desire and have agreed that the collateral and security under each of the Original Credit Agreement and the AFB Acquisition Credit Agreement will continue to secure the STX Facilities, the AFB Facilities, all Obligations under the Original Credit Agreement and all Obligations under the AFB Acquisition Credit Agreement, all as consolidated, combined, continued, amended and restated in this Agreement, and as intended by the Intercreditor Agreement. The Company, the Original Lenders and the AFB Lenders have agreed that the terms of the Intercreditor Agreement, as amended by the First Amendment to Intercreditor Agreement, be consolidated, combined and continued in this Agreement.

         It is the intent of the parties hereto that this Agreement not constitute a novation of the obligations and liabilities existing under the Original Credit Agreement and the AFB Acquisition Credit Agreement or evidence the repayment of any of such obligations and liabilities and that this Agreement amend and restate in its entirety the Original Credit Agreement and the AFB Acquisition Credit Agreement and re-evidence the obligations of the Company outstanding thereunder.

         The Company desires, through Sterling Pulp Chemicals (Sask) Ltd., an Ontario corporation and an indirect wholly owned Subsidiary of the Company ("Sterling Sask"), to acquire substantially all of the assets of Saskatoon Chemicals, Limited, a subsidiary of Weyerhaeuser Canada, Ltd. (the "Saskatoon Acquisition"), pursuant to a Purchase Agreement dated as of May 21, 1997, as amended, by and among the Company and Weyerhaeuser Canada, Ltd. (the "Saskatoon Purchase Agreement"). In connection with the Saskatoon Acquisition, the Company will create (i) Sterling Chemicals Acquisitions, Inc., a Delaware corporation ("Sterling CAI"), which will be a wholly owned Subsidiary of the Company, (ii) Sterling (Sask) Holdings Ltd., an Ontario corporation ("Sask Holdings"), which will be a wholly owned Subsidiary of Sterling CAI, and (iii) Sterling Sask, which will be a wholly owned Subsidiary of Sask Holdings.

         To accomplish the Saskatoon Acquisition, the Company has requested that it be permitted to initially create Sterling Sask as an Unrestricted Subsidiary (as defined herein) under this Agreement and to provide for the creation of additional Unrestricted Subsidiaries pursuant to certain terms, conditions and restrictions and that this Agreement provide for additional modifications to covenants and provisions to permit the Company to effect the Saskatoon Acquisition.

                                   AGREEMENT

         In consideration of the mutual covenants and agreements herein contained, the Company, the Agents (as defined below), the Issuing Banks (as defined below) and the Lenders agree that the Original Credit Agreement, the AFB Acquisition Credit Agreement and the Intercreditor Agreement shall be amended and restated in their entirety as follows:


                                   ARTICLE I

                           DEFINITIONS; CONSTRUCTION

         Section 1.01     Definitions.     As used herein, the following terms
shall have the meanings herein specified (to be equally applicable to both the singular and plural forms of the terms defined). Reference to any party to a Financing Document means that party and its successors and assigns.

                 "Additional Senior Subordinated Notes" shall mean the additional senior subordinated notes issued pursuant to the Additional Senior Subordinated Notes Indenture, as amended, in an amount of at least $150,000,000 issued by the Company.

                 "Additional Senior Subordinated Notes Indenture" shall mean that certain Sterling Chemicals,

         Inc. $150,000,000 Senior Subordinated Notes Due 2007 Indenture with Fleet National Bank, as Trustee, as amended, modified or supplemented from time to time.

                 "Administrative Agent" shall mean Texas Commerce Bank National Association, acting in the manner and to the extent described in
         Article VII.

                 "Advance Notice" shall mean written or telecopy notice (with telephonic confirmation in the case of telecopy notice), which in each case shall be irrevocable, from the Company to be received by the Administrative Agent before 11:00 a.m. (Houston time), by the number of Business Days in advance of any Borrowing, conversion, continuation or prepayment of any Loan or Loans pursuant to this Agreement as respectively indicated below:

                  (a)     Eurodollar Loans - 3 Business Days; and

                  (b)     Base Rate Loans - Same  Business Day.

         For the purpose of determining the respectively applicable Loans in the case of the conversion from one Type of Loan into another, the Loans into which there is to be a conversion shall control. The Administrative Agent, each Issuing Bank and each Lender are entitled to rely upon and act upon telecopy notice made or purportedly made by the Company, and the Company hereby waives the right to dispute the authenticity and validity of any such transaction once the Administrative Agent or any Lender has advanced funds or any Issuing Bank has issued Letters of Credit, absent manifest error.

                 "AFB Acquisition" shall mean the purchase by Sterling Fibers of the acrylic fibers business of the Cytec Parties pursuant to the Purchase Agreement.

                 "AFB Acquisition Credit Agreement" shall mean the $81,000,000 credit agreement dated as of January 31, 1997, among the Company, TCB, individually and as administrative agent, Credit Suisse First Boston, individually and as documentation agent, and the financial institutions parties thereto in connection with the financing of the AFB Acquisition, as amended by the AFB First Amendment and the AFB Second Amendment.

                 "AFB Adjusted Historical EBITDA" shall mean (i) for the Rolling Period ending March 31, 1997, $15,000,000, (ii) for the Rolling Period ending June 30, 1997, $10,200,000, (iii) for the Rolling Period ending September 30, 1997, $3,900,000, and (iv) for the Rolling Period ending December 31, 1997, $1,000,000.

                 "AFB Earnout Agreement" shall mean the earnout agreement dated as of December 23, 1996 among Sterling Fibers, Holdco, and Cytec Industries in the form attached as Exhibit C to the Purchase Agreement.

                 "AFB Effective Date" shall mean January 31, 1997.

                 "AFB Facilities" shall have the meaning provided in the Introductory Statement.

                 "AFB Fee Letter" shall mean the letter agreement dated December 23, 1996, regarding fees, executed by TCB, and Chase Securities Inc. and accepted and agreed to by the Company as of December 23, 1996.

                 "AFB First Amendment" shall have the meaning provided in the Introductory Statement.

                 "AFB Lenders" shall have the meaning provided in the Introductory Statement.

                 "AFB Loans" shall mean the AFB Tranche A Term Loans and the AFB Tranche B Term Loans.

                 "AFB Pilko Report" shall mean the Environmental, Health & Safety Review dated November 13, 1996 relating to Cytec Industries, Inc., Santa Rosa Plant--Pace, Florida, prepared by Pilko & Associates, Inc., and the Investigation of Environmental Impacts dated January 17, 1997, relating to Cytec Industries's Acrylic Fiber Manufacturing Facility, Santa Rosa County, Florida, prepared by Pilko & Associates, Inc., each of which has been delivered to the Lenders.

                 "AFB Second Amendment" shall have the meaning provided in the Introductory Statement.

                 "AFB Tranche A Term Loans" shall have the meaning provided in the Introductory Statement.

                 "AFB Tranche B Term Loans" shall have the meaning provided in the Introductory Statement.

                 "Affiliate" shall mean any Person controlling, controlled by or under common control with any other Person. For purposes of this definition, "control" (including "controlled by" and "under common control with") means the possession, directly or indirectly, of the power to either (a) vote 10% or more of the securities having ordinary voting power for election of directors of such Person or (b) direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or otherwise. Notwithstanding the foregoing, no individual shall be deemed to be an Affiliate of a corporation solely by reason of his or her being an officer or director of such corporation.

                 "Agents" shall mean, collectively, the Administrative Agent and the Documentation Agent.

                 "Aggregate Revolving Credit Exposure" shall mean the sum of all of the Revolving Credit Lenders' Revolving Credit Exposures.

                 "Agreement" shall mean this Amended and Restated Credit Agreement, as further amended, modified or supplemented from time to time.

                 "Albright" shall mean Albright and Wilson U.K., Ltd., a corporation incorporated under the laws of England and Wales.

                 "Albright Indemnity" shall mean the indemnification obligations of Albright in favor of Sterling Canada and Sterling Pulp as set forth in the Purchase Agreement dated as of August 20, 1992, between Sterling Canada, Sterling Pulp, and Tenneco Canada, Inc., as amended pursuant to an Amending Agreement dated January 24, 1996, which obligations were assigned by Tenneco Canada, Inc. to, and assumed by, Albright pursuant to an Assignment and Consent Agreement dated as of May 30, 1996.

                 "Amended and Restated Deed of Trust" shall mean the Amended, Restated and Consolidated Mortgage, Deed of Trust, Assignment, Security Agreement and Financing Statement dated as of the Restated Closing Date, executed by the Company in favor of the Agents, the Issuing Banks and the Lenders consolidating, combining, amending and restating the Deed of Trust and the Second Lien Deed of Trust as security for the payment of Lender Indebtedness.

                 "Applicable Commitment Fee Percentage" shall mean, on any day, the applicable per annum percentage set forth at the appropriate intersection in the table shown below, based on the Leverage Ratio for the Rolling Period ending on the most recent Quarterly Date with respect to which the Company is required to deliver the Current Information (said calculation to be made by the Administrative Agent as soon as practicable after receipt by the Administrative Agent of all required Current Information for the applicable period); provided that, for purposes of this definition, "Rolling Period" shall mean (a) for the second full Fiscal Quarter after the STX Effective Date, such quarter and the preceding Fiscal Quarter, (b) for the third full Fiscal Quarter after the STX Effective Date, such quarter and the two preceding Fiscal Quarters (in the case of each of clauses (a) and (b) determined on an annualized basis) and (c) for each Fiscal Quarter thereafter, such quarter and the three preceding Fiscal Quarters:


================================================================================
          LEVERAGE RATIO                       COMMITMENT FEE PERCENTAGE
--------------------------------------------------------------------------------
           Greater than or equal to 3.00                  .50%
--------------------------------------------------------------------------------
           Less than 3.00                                .375%
================================================================================

         Each change in the Applicable Commitment Fee Percentage based on a change in the Current Information (or the Company's failure to deliver the Current Information) shall be effective as of the first day of the third month of each applicable Fiscal Quarter (but based upon Current Information for the immediately preceding Rolling Period), or if such day is not a Business Day, then the first Business Day thereafter. Notwithstanding the foregoing, (a) the initial Applicable Commitment Fee Percentage will be (i) subject to the provisions of Section 2.12(a), .375% for the period from the STX Closing Date through the STX Effective Date and (ii) .50% from the STX Effective Date through the first day of the third month of the third full Fiscal Quarter after the STX Effective Date (but based upon Current Information for the immediately preceding Rolling Period) and (b) if at any time the Company fails to deliver Current Information on or before the date required pursuant to Section 5.02 (without regard to grace periods), the Applicable Commitment Fee Percentage will be .50% from the date such Current Information is due pursuant to Section 5.02 (without regard to grace periods) through the date the Administrative Agent receives all Current Information then due pursuant to Section 5.02.

                 "Applicable Lender" shall mean, with respect to any Borrowing of Revolving Credit Loans, each Revolving Credit Lender, with respect to any Borrowing of Tranche A Term Loans, each Tranche A Term Loan Lender, with respect to any Borrowing of Tranche B Term Loans, each Tranche B Term Loan Lender, and with respect to any Borrowing of ESOP Term Loans, each ESOP Term Loan Lender.

                 "Applicable Margin" shall mean, on any day and with respect to any (a) Tranche B Term Loan, for Base Rate Loans, 2.00% per annum and for Eurodollar Loans, 3.00% per annum, and (b) Revolving Credit Loan, Tranche A Term Loan or ESOP Term Loan, the applicable per annum percentage set forth at the appropriate intersection in the table shown below, based on the Leverage Ratio for the Rolling Period ending on the most recent Quarterly Date with respect to which the Company is required to deliver the Current Information (said calculation to be made by the Administrative Agent as soon as practicable after receipt by the Administrative Agent of all required Current Information for the applicable period); provided that, for purposes of this definition, "Rolling Period" shall mean (a) for the second full Fiscal Quarter after the STX Effective Date, such quarter and the preceding Fiscal Quarter, (b) for the third full Fiscal Quarter after the STX Effective Date, such quarter and the two preceding Fiscal Quarters (in the case of each of clauses (a) and (b) determined on an annualized basis) and (c) for each Fiscal Quarter thereafter, such quarter and the three preceding Fiscal Quarters:

================================================================================
LEVERAGE RATIO            EURODOLLAR LOAN APPLICABLE   BASE RATE LOAN APPLICABLE
                               MARGIN PERCENTAGE           MARGIN PERCENTAGE
--------------------------------------------------------------------------------
Greater than or equal to             2.50%                         1.50%
4.00
--------------------------------------------------------------------------------
Greater than or equal to             2.25%                         1.25%
3.75 but less than 4.00
--------------------------------------------------------------------------------
Greater than or equal to             2.00%                         1.00%
3.50 but less than 3.75
--------------------------------------------------------------------------------
Greater than or equal to             1.75%                          .75%
3.25 but less than 3.50
--------------------------------------------------------------------------------
Greater than or equal to             1.50%                          .50%
3.00 but less than 3.25
--------------------------------------------------------------------------------
Greater than or equal to             1.25%                          .25%
2.75 but less than 3.00
--------------------------------------------------------------------------------
Less than 2.75                       1.00%                           0%
================================================================================


         Each change in the Applicable Margin based on a change in the Current Information (or the Company's failure to deliver the Current Information) shall be effective as of the first day of the third month of each applicable Fiscal Quarter (but based upon Current Information for the immediately preceding Rolling Period), or if such day is not a Business Day, then the first Business Day thereafter. Notwithstanding the foregoing, (a) for the period from the STX Effective Date through the first day of the third month of the third full Fiscal Quarter after the STX Effective Date, the initial Eurodollar Loan Applicable Margin for the Revolving Credit Loans, Tranche A Term Loans and ESOP Term Loans will be 2.50% and the initial Base Rate Loan Applicable Margin for the Revolving Credit Loans, Tranche A Term Loans and ESOP Term Loans will be 1.50% and (b) if at any time the Company fails to deliver Current Information on or before the date required pursuant to
         Section 5.02 (without regard to grace periods), the Eurodollar Loan Applicable Margin for the Revolving Credit Loans, the Tranche A Term Loans and the ESOP Term Loans will be 2.50% and the Base Rate Loan Applicable Margin for the Revolving Credit Loans, the Tranche A Term Loans, and the ESOP Term Loans will be 1.50% from the date such Current Information is due pursuant to Section 5.02 (without regard to grace periods) through the date the Administrative Agent receives all Current Information then due pursuant to Section 5.02.

                 "Applicable Percentage" shall mean, with respect to any Revolving Credit Lender, such Lender's Revolving Credit Percentage, with respect to any Tranche A Term Loan Lender, such Lender's Tranche A Term Loan Percentage, with respect to any Tranche B Term Loan Lender, such Lender's Tranche B Term Loan Percentage, and with respect to any ESOP Term Loan Lender, such Lender's ESOP Term Loan Percentage.

                 "Application" shall mean an "Application and Agreement for Letters of Credit," or similar instruments or agreements, entered into between the Company and an Issuing Bank in connection with any Letter of Credit.

                 "Assignment and Acceptance" shall have the meaning provided in
         Section 8.07(c).

                 "Bankruptcy Code" shall have the meaning provided in Section 6.08.

                 "Base CD Rate" shall mean the sum of (a) the product of (i) the Three-Month Secondary CD Rate and (ii) a fraction, whose numerator is one and whose denominator is one minus the C\D Reserve Percentage and (b) the C\D Assessment Rate.

                 "Base Rate" shall have the meaning provided in Section
         2.06(a).

                 "Base Rate Loan" shall mean a Revolving Credit Loan, a Tranche A Term Loan, a Tranche B Term Loan or an ESOP Term Loan bearing interest at the rate provided in Section 2.06(a).

                 "Borrowing" shall mean a borrowing pursuant to a Borrowing Request or a continuation or a conversion pursuant to Section 2.11 consisting, in each case, of the same Type of Loans having, in the case of Eurodollar Loans, the same Interest Period (except as otherwise provided in Sections 2.14 and 2.15) and made previously or being made concurrently, with respect to Revolving Credit Loans, by all of the Revolving Credit Lenders, with respect to Tranche A Term Loans, by all of the Tranche A Term Loan Lenders, with respect to Tranche B Term Loans, by all of the Tranche B Term Loan Lenders, and with respect to ESOP Term Loans, by all of the ESOP Term Loan Lenders.

                 "Borrowing Base" shall mean at any time the amount equal to the sum of (i) 85% of Eligible Accounts plus(ii) 65% of Eligible Inventory; provided, however, if 65% of Eligible Inventory shall at any time exceed 85% of Eligible Accounts, then the Borrowing Base shall be reduced by such excess amount.

                 "Borrowing Base Report" shall mean the report of the Company concerning the amount of the Borrowing Base, to be delivered pursuant to Section 5.02(h), substantially in the form attached as Exhibit H.

                 "Borrowing Request" shall mean a request for a Borrowing pursuant to Section 2.02, substantially in the form attached as Exhibit D.

                 "BP Facility Fee" shall mean the periodic fee payable to the Company by BP Chemicals, Inc., an Ohio Corporation, pursuant to
         Section 3.1(c) of that certain Lease and Production Agreement between BP Chemicals Inc., and the Company dated August 8, 1994.

                 "Business Day" shall mean any day excluding Saturday, Sunday and any other day on which banks are required or authorized to close in New York, New York or Houston, Texas and, if the applicable Business Day relates to Eurodollar Loans, on which trading is carried on by and between banks in Dollar deposits in the applicable interbank Eurodollar market.

                 "Canadian Facility" shall mean a revolving loan and letter of credit facility for loans and letters of credit in Canadian or U.S. dollars to or for the account of Sterling Pulp.

                 "Canadian Facility Administrative Agent" shall mean the "Administrative Agent," or the Person performing such functions if called by a different title, under the Canadian Facility.

                 "Canadian Subsidiary" shall mean any Subsidiary of the Company that is organized under the laws of Canada or any province thereof, and that is not an Unrestricted Subsidiary.

                 "Capital Expenditures" shall mean, for any period, all expenditures (whether paid in cash or accrued as a liability, including the portion of Capital Lease Obligations originally incurred during such period that are capitalized for the consolidated balance sheet of the Company) by the Company and its Subsidiaries (excluding Unrestricted Subsidiaries) during such period, that, in conformity with GAAP, are included in "capital expenditures," "additions to property, plant or equipment" or comparable items in the consolidated financial statements of the Company, but excluding (a) increases in the consolidated fixed or capital assets of the Company and its Subsidiaries (excluding Unrestricted Subsidiaries) resulting solely from Permitted Acquisitions (other than expenditures made after the date of any such Permitted Acquisition), (b) expenditures for the restoration, repair or replacement of any fixed or capital asset that was destroyed or damaged, in whole or in part, in an amount equal to any insurance proceeds received in connection with such destruction or damage, (c) increases in the capital assets of the Company or its Subsidiaries (excluding Unrestricted Subsidiaries) resulting from expenditures in respect of fixed or capital assets made by a Person other than the Company or its Subsidiaries (excluding Unrestricted Subsidiaries) so long as they have no obligation to reimburse such other Person for such expenditures, and (d) expenditures made to acquire the Properties in connection with the AFB Acquisition.

                 "Capital Expenditures from Retained Cash Flow" shall mean Capital Expenditures permitted for any Fiscal Year pursuant to Section 5.04(o)(iii).

                 "Capital Lease Obligations" shall mean, as to any Person, the obligations of such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) real and/or personal property (excluding the Valdosta Lease but only to the extent that the Company or any Subsidiary owns Valdosta Bonds) which obligations are required to be classified and accounted for as a liability for a capital lease on a balance sheet of such Person and, for purposes of this Agreement, the amount of such obligations shall be the capitalized amount thereof.

                 "Carry-Forward Capital Expenditures" shall mean Capital Expenditures permitted for any Fiscal Year pursuant to Section 5.04(o)(ii).

                 "C\D Assessment Rate" shall mean for any day as applied to any Base Rate Loan, the annual assessment rate determined by the Administrative Agent to be payable on such day to the Federal

         Deposit Insurance Corporation (the "FDIC") for the FDIC (or any successor thereto) to insure time deposits at offices of the Administrative Agent in the United States.

                 "C\D Reserve Percentage" shall mean for any day as applied to any Base Rate Loan, that percentage (expressed as a decimal) that is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the then current reserve requirement for the Administrative Agent in respect of new non-personal time deposits in Dollars having a maturity of 30 days or more.

                 "Change of Control" shall mean either a "Change in Control", as defined in the Senior Subordinated Notes Indenture or the Additional Senior Subordinated Notes Indenture or a change resulting when any Unrelated Person or any Unrelated Persons, other than the Designated Shareholders, acting together, which would constitute a Group together with any Affiliates or Related Persons thereof (in each case also constituting Unrelated Persons) shall at any time either (i) Beneficially Own more than 30% of the aggregate voting power of all classes of Voting Stock of Holdco or (ii) succeed in having sufficient of its or their nominees elected to the Board of Directors of Holdco such that such nominees, when added to any existing director remaining on the Board of Directors of Holdco after such election who is an Affiliate or Related Person of such Person or Group, shall constitute a majority of the Board of Directors of Holdco; provided, however, no Change of Control shall have occurred so long as the Designated Shareholders (or any combination thereof) shall retain more than 50% of the aggregate voting power of all classes of Voting Stock of Holdco. As used herein (a) "Beneficially Own" shall mean "beneficially own" as defined in Rule 13d3 of the Securities Exchange Act of 1934, as amended, or any successor provision thereto; provided, however, that, for purposes of this definition, a Person shall not be deemed to Beneficially Own securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person's Affiliates until such tendered securities are accepted for purchase or exchange; (b) "Group" shall mean a "group" for purposes of
         Section 13(d) of the Securities Exchange Act of 1934, as amended; (c) "Unrelated Person" shall mean at any time any Person other than Holdco or any of its Subsidiaries and other than any trust for any employee benefit plan of Holdco or any of its Subsidiaries; (d) "Related Person" of any Person shall mean any other Person owning (1) 5% or more of the outstanding common stock of such Person or (2) 5% or more of the Voting Stock of such Person; and (e) "Designated Shareholders" shall mean the Persons who are, as of the Restated Closing Date, parties to the shareholder agreement among certain shareholders of Holdco, delivered to the Administrative Agent on the Restated Closing Date.

                 "Code" shall mean the Internal Revenue Code of 1986, as amended, and any successor statute.

                 "Collateral" shall mean the Company's, Holdco's and the Subsidiary Guarantors' Properties described in and subject to the Liens, privileges, priorities and security interests purported to be created by any Security Instrument.

                 "Commitments" shall mean, for any Lender, such Lender's Revolving Credit Commitment.

                 "Commodity Swap Agreement" shall mean any contract for sale for future delivery of commodities (whether or not the subject commodities are to be delivered), hedging contract, forward contract, swap agreement, futures contract or other commodity pricing protection agreement or option with respect to any such transaction, designed to hedge against fluctuations in prices of the subject commodities.

                 "Company" shall mean Sterling Chemicals, Inc., a Delaware corporation, formerly known as STX Chemicals Corp.

                 "Cover", when required by this Agreement for Letter of Credit Liabilities, shall be effected by paying to the Administrative Agent in immediately available funds, to be held by the Administrative Agent in a collateral account maintained by the Administrative Agent at its Payment Office and collaterally assigned as security pursuant to the Cash Collateral Account Agreement substantially in the form of Exhibit F-13 dated as of the STX Effective Date between the Company and the Administrative Agent, an amount equal to the maximum amount of each applicable Letter of Credit available for drawing at any time. Such amount shall be retained by the Administrative Agent in such collateral account until such time as the applicable Letter of Credit shall have expired and Reimbursement Obligations, if any, with respect thereto shall have been fully satisfied.

                 "Credit Suisse First Boston" shall mean Credit Suisse First Boston (formerly known as Credit Suisse), in its individual capacity or as an Issuing Bank, as the case may be, and not as Documentation Agent.

                 "Cumulative Retained Cash Flow" shall mean an amount equal to the difference of (a) Retained Cash Flow for all then previous Fiscal Years, on a cumulative basis, minus (b) Designated Retained Cash Flow Usage, on a cumulative basis, in each case from April 1, 2000. For the period beginning on August 22, 1996 and ending on April 1, 2000, the Cumulative Retained Cash Flow shall equal zero.

                 "Current Assets" shall mean all assets of a Person which under GAAP would be classified as current assets (excluding any cash or cash equivalents).

                 "Current Information" shall mean, as of any day, the financial statements and other related information for any applicable period most recently required to be delivered to the Administrative Agent pursuant to Sections 5.02(a), (b), and (d).

                 "Current Liabilities" shall mean all liabilities of a Person which under GAAP would be classified as current liabilities, other than current maturities of long term debt and the obligation to repay the Revolving Credit Loans.

                 "Current Ratio" shall mean, on any day, the ratio of Current Assets to Current Liabilities.

                 "Cytec Indemnity" shall mean the indemnification obligations of the Cytec Parties in favor of the Company, Sterling Fibers and Holdco as set forth in the Purchase Agreement.

                 "Cytec Industries" shall mean Cytec Industries Inc., a Delaware corporation.

                 "Cytec Parties" shall mean collectively Cytec Industries, Cytec Acrylic Fibers Inc., a Delaware corporation, and Cytec Technology Corp., a Delaware corporation.

                 "Deed of Trust" shall mean the Mortgage, Deed of Trust, Assignment, Security Agreement and Financing Statement dated as of the STX Effective Date, and delivered by the Company pursuant to Section 3.02(d)(viii) originally as security for the payment and performance of the Lender Indebtedness under the Original Credit Agreement and now as security for all Lender Indebtedness.

                 "Default" shall mean an Event of Default or any condition or event which, with notice or lapse of time or both, would constitute an Event of Default.

                 "Designated Retained Cash Flow Usage" shall be an amount designated in writing by a Responsible Officer of the Company to the Administrative Agent, which designation shall be in the form of Exhibit J, to be a usage of Retained Cash Flow for either a Permitted Acquisition or a Capital Expenditure.

                 "Documentary Letter of Credit" shall mean a letter of credit issued pursuant to this Credit Agreement that supports payment or performance for a single identified purchase or exchange of products in the ordinary course of business of the Company or its Subsidiaries.

                 "Documentation Agent" shall mean Credit Suisse First Boston, acting in the manner and to the extent described in Article VII.

                 "Dollar" and the sign "$" shall mean lawful money of the United States of America.

                 "EBITDA" shall mean, as to the Company and its Subsidiaries (excluding Unrestricted Subsidiaries) on a consolidated basis and for any period, without duplication, the amount equal to net income less any noncash income included in net income, plus (a) to the extent deducted from net income, interest expense, depreciation, depletion and impairment, amortization of leasehold and intangibles, expenses incurred on or prior to the STX Effective Date relating to SAR's, non-capitalized expenses incurred on or prior to the STX Effective Date relating to the Merger not to exceed $3,633,000, other noncash expenses, and income tax expenses, (b) prepaid royalty income (including the BP Facility Fee) to the extent actually received in cash; provided, that, extraordinary gains or losses, including but not limited to gains or losses on the disposition of assets, shall not be included in EBITDA, in each case for such period, and (c) for the Rolling Periods ending on March 31, 1997, June 30, 1997, September 30, 1997, and December 31, 1997, the AFB Adjusted Historical EBITDA for such Rolling Period.

                 "Eligible Account" shall mean at any time the invoice or ledger amount owing on each account (which shall mean (i) any "account" as such term is defined in Section 9106 of the UCC, (ii) any receivable arising out of the licensing of chlorine dioxide generator technology or other technology relating thereto, (iii) receivables arising out of the profit sharing component of conversion contracts to the extent the parties thereto have agreed in writing as to the amount thereof that is subject to no further adjustment and payable within 90 days, and (iv) any "chattel paper" as such term is defined in Section 9105(1)(b) of the UCC) of the Company or any of its Subsidiaries (excluding Unrestricted Subsidiaries) (net of any credit balance, returns, trade discounts, or unbilled amounts or retention) for which each of the following statements is accurate and complete (and the Company by including such account in any computation of the Borrowing Base shall be deemed to represent and warrant to the Administrative Agent, the Issuing Banks and the Lenders the accuracy and completeness of such statements):

                          (a)     Said account is a binding and valid
                 obligation of the obligor thereon in full force and effect;

                          (b) Said account is genuine as appearing on its face or as represented in the books and records of Company or any of its Subsidiaries, as applicable;

                          (c) Said account is free from plausibly valid claims regarding rescission, cancellation or avoidance, whether by operation of law or otherwise;

                          (d) Payment of said account is less than 90 days past due as determined by the due date stated on the invoice therefor (or if said account is not paid by reference to an invoice in the ordinary course of business but instead by reference to the terms of the agreements creating said account, said account has not remained unpaid beyond 90 days after the due date therefor);

                          (e) Said account is net of concessions, offset (excluding any accounts payable offset supported by a Letter of Credit) or understandings with the obligor thereon that in any way could reasonably be expected to adversely affect the payment of said account;

                          (f) In the case of an account owing to the Company or any U.S. Subsidiary, the Administrative Agent, on behalf of the Lenders, has a first-priority perfected Lien covering said account, and, in the case of an account owing to any Canadian Subsidiary, the Administrative Agent, on behalf of the Lenders, has a first-priority perfected Lien in and to 65% of the issued and outstanding equity interests of Sterling Pulp and Sterling NRO and any other direct Canadian Subsidiary of the Company or any U.S. Subsidiary, in each case to the extent required by and in accordance with the applicable Security Instrument. Other than the Liens described in the preceding sentence of this Subsection (f), said account is, and at all times will be, free and clear of all Liens, except that accounts owing to the Canadian Subsidiaries may be pledged to secure the Canadian Facility.

                          (g) Said account arose in the ordinary course of business of the Company or any of its Subsidiaries, as applicable;

                          (h) Said account is not payable by an obligor who is more than 90 days past due with regard to 20% or more of the total accounts owed to the Company or its Subsidiaries by such obligor or any of its Affiliates;

                          (i)     All consents, licenses, approvals or
                 authorizations of, or registrations or declarations with, any Governmental Authority required to be obtained, effected or given in connection with the execution, delivery and performance of said account by each party obligated thereunder have been duly obtained, effected or given and are in full force and effect;

                          (j) The obligor on said account is not the subject of any bankruptcy or insolvency proceeding, has not had a trustee or receiver appointed for all or a substantial part of its property, has not made an assignment for the benefit of creditors, admitted its inability to pay its debts as they mature or suspended its business;

                          (k) The obligor of said account is subject to the jurisdiction of federal, state or provincial courts in the United States of America or Canada, unless (i) said account is backed by a letter of credit in form acceptable to the Administrative Agent and that is issued or confirmed by an issuer, having ratings of at least A2 or P2 by Standard & Poor's Ratings Group and Moody's Investors Service, Inc., respectively or a rating of at least A2 by International Bank Credit Analysis, Ltd. or at least LC1 by Thomson Bank Watch; provided that if such issuer is rated by more than one such Person, no such ratings shall be lower than the applicable level set forth in this Subsection (k), or (ii) the obligor on said account has longterm debt ratings, or is a wholly-owned Subsidiary of a Person having longterm debt ratings of at least A and A3 or shortterm debt ratings of at least A2 and P2, in each case by Standard & Poor's Ratings Group and Moody's Investors Service, Inc., respectively;

                          (l) In the case of the sale of goods, the subject goods have been sold to an obligor on a true sale basis on open account, or subject to contract, and not on consignment, on approval or on a "sale or return" basis or subject to any other repurchase or return agreement, no material part of the subject goods has been returned, rejected, lost or damaged, and said account is not, evidenced by chattel paper or an instrument of any kind; and

                          (m) Each of the representations and warranties set forth in the Security Instruments with respect to said account is true and correct in all material respects on such date;

         provided that, (1) if any Eligible Account, when added to all other accounts that are obligations of the same obligor and its Affiliates, results in a total sum that exceeds 15% (or 25% in the case of any obligor listed on Schedule 1.01B) of the total balance then due on all Eligible Accounts (without giving effect to any reduction in Eligible Accounts pursuant to this clause (1)), the amount of said account in excess of 15% (or 25% in the case of any obligor listed on Schedule 1.01B) of such total balance then due shall be excluded from Eligible Accounts, (2) if any account which is either a Canadian Account or an Other Foreign Account, when added to the total of all other Canadian

         Accounts and Other Foreign Accounts included in Eligible Accounts, results in a sum that exceeds 70% of the total balance then due on all Domestic Accounts, the amount of said account in excess of such total shall be excluded from Eligible Accounts, (3) if any account which is an Other Foreign Account, when added to the total of all Other Foreign Accounts included in Eligible Accounts, results in a sum that exceeds 40% of the total balance then due on all Domestic Accounts, the amount of said account in excess of such total shall be excluded from Eligible Accounts, and (4) any Other Foreign Account that would, but for the effect of Subsection (k) of this definition be included in Eligible Accounts, shall be included in Eligible Accounts up to an aggregate amount not to exceed, at any one time, 10% of the total balance then due on all Domestic Accounts. As used herein, the term "Canadian Account" shall mean any account owing to a Canadian Subsidiary and that otherwise meets the requirements to be an Eligible Account. As used herein, the term "Domestic Account" shall mean any Eligible Account other than a Canadian Account or an Other Foreign Account. As used herein, the term "Other Foreign Account" shall mean any account the obligor of which is not subject to the jurisdiction of federal, state or provincial courts in the United States of America or Canada, whether or not the Administrative Agent, on behalf of the Lenders, has a first-priority, perfected Lien covering said account, but which account otherwise meets the requirements to be an Eligible Account.

                 "Eligible Inventory"" shall mean, at any time, all inventory (as such term is defined in Section 9109(4) of the UCC) of the Company and its Subsidiaries (excluding Unrestricted Subsidiaries) for which each of the following statements is accurate and complete (and the Company by including such inventory in any computation of the Borrowing Base shall be deemed to represent and warrant to the Administrative Agent, each Issuing Bank and each Lender the accuracy and completeness of such statements):

                          (a) Said inventory shall be valued in accordance with GAAP and (i) shall include raw materials and finished goods but (ii) shall not include goods that are classified as "work-in-progress";

                          (b) Said inventory is in good condition, meets all standards imposed by any Governmental Authority having regulatory authority over it, its use and/or sale and is either currently usable or currently salable in the normal course of business of the Company and its Subsidiaries;

                          (c) Said inventory is in possession of the Company or its Subsidiaries, or is in transit in the ordinary course of business but in respect of which title remains in the Company or its applicable Subsidiary and which is fully insured (subject to deductibles consistent with prudent industry standards for similarly situated companies) and is not (i) located outside the United States of America or Canada or (ii) in the possession or control of any warehouseman, bailee, or any agent or processor for or customer of the Company or its Subsidiaries or, if it is in any such Person's possession, the Company or its applicable Subsidiaries shall have notified (in a manner that effectively under applicable law creates a valid and first-priority perfected Lien in favor of the Administrative Agent, on behalf of the Lenders, in such inventory) such warehouseman, bailee, agent, processor or customer of the Administrative Agent's Lien and such warehouseman, bailee, agent, processor or customer has subordinated or waived any Lien it may claim therein and agreed to hold all such inventory for the Administrative Agent's account subject to the Administrative Agent's instructions;

                          (d) Each of the representations and warranties set forth in the Security Instruments with respect to said inventory is true and correct in all material respects on such date;

                          (e)     In the case of inventory of any U.S.
                 Subsidiaries, the Administrative Agent, on behalf of the Lenders, has a first-priority perfected Lien covering said inventory and, in the case of the inventory of any of the Canadian Subsidiaries, the Administrative Agent, on behalf of the Lenders, has a first-priority perfected Lien in and to 65% of the issued and outstanding equity interests of Sterling Pulp and Sterling NRO and any other direct Canadian Subsidiary of the Company or any U.S. Subsidiary, in each case to the extent required by and in accordance with the applicable Security Instrument. Other than the Liens described in the preceding sentence of this Subsection (e), said inventory is, and at all time will be, free and clear of all Liens (or with respect to which all rights of the holder of such Liens have been waived or subordinated to the satisfaction of the Administrative Agent), except that inventory owned by the Canadian Subsidiaries may be pledged to secure the Canadian Facility; and

                          (f) Said inventory does not include goods that are not owned by the Company or its Subsidiaries or that are held by the Company or its Subsidiaries pursuant to a consignment agreement.

                 "Environmental Laws" shall mean any and all laws, statutes, ordinances, rules, regulations, orders, or determinations of any Governmental Authority pertaining to health or the environment in effect in any and all jurisdictions in which the Company or its Subsidiaries are conducting or at any time have conducted business, or where any Property of the Company or its Subsidiaries is located, or where any hazardous substances generated by or disposed of by the Company or its Subsidiaries are located, including but not limited to the Oil Pollution Act of 1990 ("OPA"), the Clean Air Act, as amended, the Comprehensive Environmental, Response, Compensation, and Liability Act of 1980 ("CERCLA"), as amended, the Federal Water Pollution Control Act, as amended, the Occupational Safety and Health Act of 1970, as amended, the Resource Conservation and Recovery Act of 1976 ("RCRA"), as amended, the Safe Drinking Water Act, as amended, the Toxic Substances Control Act, as amended, the Superfund Amendments and Reauthorization Act of 1986, as amended, and other environmental conservation or protection laws. The term "oil" shall have the meaning specified in OPA; the terms "hazardous substance," "release" and "threatened release" have the meanings specified in CERCLA, and the terms "solid waste" and "disposal" (or "disposed") have the meanings specified in RCRA; provided, however, in the event either CERCLA or RCRA is amended so as to change the meaning of any term defined thereby, such changed meaning shall apply subsequent to the effective date of such amendment, and provided, further, that, to the extent the laws of the state in which any Property of the Company or its Subsidiaries is located establish a meaning for "oil," "hazardous substance," "release," "solid waste" or "disposal" which is broader than that specified in either OPA, CERCLA or RCRA, such broader meaning shall apply.

                 "Equity Notes" shall mean the notes (constituting a portion of up to $300,000 of the new common equity of Holdco issued at the time of the AFB Acquisition) from former employees of the Cytec Parties.

                 "Equity Plans" shall mean the Omnibus Stock Plan and all other contracts, commitments, plans, programs or arrangements providing for the issuance or grant of any Stock Acquisition Rights or any capital stock (restricted or otherwise), stock appreciation rights, phantom stock or other equity interests (i) prior to the Merger and SCI Asset Conveyance, in SCI or any of its Subsidiaries, and (ii) after the Merger and Asset Conveyance, in Holdco, including stock purchase plans. As used herein, "Omnibus Stock Plan" shall mean (i) prior to the Merger and SCI Asset Conveyance, the Omnibus Stock and Incentive Plan of SCI or any of its Subsidiaries, and (ii) after the Merger and SCI Asset Conveyance, the Omnibus Stock and Incentive Plan of Holdco, and "Stock Acquisition Rights" shall mean (i) all options, warrants, calls, subscriptions or other rights of any nature to acquire any shares of capital stock of, or any other equity interests in, Holdco and (ii) all securities convertible into or exchangeable for such shares or equity interests or obligating Holdco to grant, extend or enter into any such option, warrant, call, subscription or other right, agreement or commitment; provided, however, that the term "Stock Acquisition Rights" shall not include SARs, phantom stock or restricted stock grants.

                 "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended, and any successor statute.

                 "ERISA Affiliate" shall mean each trade or business (whether or not incorporated) which together with the Company or a Subsidiary of the Company would be deemed to be a "single employer" within the meaning of Section 4001(b)(1) of ERISA or Subsections 414(b), (c), (m) or (o) of the Code.

                 "ERISA Termination Event" shall mean (i) a "Reportable Event" described in Section 4043 of ERISA and the regulations issued thereunder (other than a "Reportable Event" not subject to the provision for 30day notice to the PBGC under Subsections .14, .18, .19 or .20 of Part 2615 of the PBGC regulations), (ii) the withdrawal of the Company, a Subsidiary of the Company or any ERISA Affiliate from a Plan during a plan year in which it was a "substantial employer" as defined in Section 4001(a)(2) of ERISA, (iii) the filing of a notice of intent to terminate a Plan or the treatment of a Plan amendment as a termination under Section 4041(c) of ERISA, (iv) the institution of proceedings to terminate a Plan by the PBGC, or (v) any other event or condition which could reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan.

                 "ESOP" shall mean the new employee stock ownership plan of the Company and its related trust, as in effect on the STX Effective Date.

                 "ESOP Security Agreement" shall mean that certain Security Agreement dated as of the STX Effective Date, executed by the ESOP in favor of the Company, and any and all amendments, modifications, supplements, renewals and restatements thereof.

                 "ESOP Term Loan" shall have the meaning provided in Section 2.01(a)(iii).

                 "ESOP Term Loan Lender" shall mean any Lender having an ESOP Term Loan outstanding hereunder.

         "ESOP Term Loan Maturity Date" shall mean September 30, 2000.

                 "ESOP Term Loan Percentage" shall mean as to any ESOP Term Loan Lender, the percentage which such Lender's ESOP Term Loans then outstanding constitutes of the aggregate ESOP Term Loans then outstanding.

                 "ESOP Term Note" shall mean a promissory note of the Company described in Section 2.05(d) payable to an ESOP Term Loan Lender and being substantially in the form of Exhibit B-3 evidencing the aggregate indebtedness of the Company to such Lender for ESOP Term Loans.

                 "Eurodollar Loan" shall mean a Revolving Credit Loan, a Tranche A Term Loan, a Tranche B Term Loan or an ESOP Term Loan bearing interest at the rate provided in Subsection 2.06(b).

                 "Eurodollar Rate" shall mean, with respect to any Borrowing of Eurodollar Loans for any Interest Period, the product of (a) (i) the interest rate per annum shown on page 3750 of the Dow Jones & Company Telerate screen or any successor page as the composite offered rate for London interbank deposits with a period comparable to the Interest Period for such Eurodollar Loan, as shown under the heading "USD" at 11:00 A.M. (London time) two Business Days prior to the first day of such Interest Period or (ii) if the rate in clause (i) of this definition is not shown for any particular day, the average interest rate per annum (rounded upwards, if necessary, to the next 1/16th of 1%) offered to the Reference Banks in the interbank Eurodollar market for Dollar deposits of amounts in funds comparable to the principal amount of the Eurodollar Loan to which such Eurodollar Rate is to be applicable with maturities comparable to the Interest Period for which such Eurodollar Rate will apply as of approximately 10:00 a.m. (Houston time) two Business Days prior to the commencement of such Interest Period, times (b) Statutory Reserves.

                 "Event of Default" shall have the meaning provided in Article
         VI.

                 "Excess Cash Flow" shall mean (a) EBITDA for any Fiscal Year, minus (b) for each such Fiscal Year and for the Company and its Subsidiaries (excluding Unrestricted Subsidiaries) on a consolidated basis, the sum of (i) scheduled payments of principal pursuant to Sections 2.05(b) and (c), (ii) the principal portion of scheduled payments under Capital Lease Obligations, (iii) cash interest, (iv) cash taxes applicable to such Fiscal Year and paid prior to the date of determination, by or on behalf of the Company and its Subsidiaries (excluding Unrestricted Subsidiaries), (v) any Permitted Holdco Dividends actually paid, (vi) the amount paid to Cytec Industries pursuant to Section 2.03 of the AFB Earnout Agreement attributable to such Fiscal Year, (vii) for the Fiscal Year ending September 30, 1997, the AFB Adjusted Historical EBITDA for the Rolling Period ending on September 30, 1997, and (viii) the amount equal to (A) actual Capital Expenditures (exclusive of Capital Lease Obligations incurred during such Fiscal Year and Capital Expenditures for such Fiscal

         Year that were designated as Capital Expenditures from Retained Cash
         Flow), plus (B) the amount of Carry Forward Capital Expenditures permitted to be made in the next succeeding Fiscal Year, minus (C) the amount of Carry-Forward Capital Expenditures permitted to be made in the current Fiscal Year.

                 "Exchange Rate Swap Agreement" shall mean any contract for sale, purchase, or exchange or for future delivery of foreign currency (whether or not the subject currency is to be delivered or exchanged), hedging contract, forward contract, swap agreement, futures contract, or other foreign exchange protection agreement or option with respect to any such transaction, designed to hedge against fluctuations in foreign exchange rates.

                 "Federal Funds Effective Rate" shall mean, for any day, the per annum rate equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

                 "Fee Letter" shall mean the letter agreement dated April 24, 1996, regarding fees, executed by TCB, Credit Suisse and Chase Securities Inc. and accepted and agreed to by TSG as of April 24, 1996.

                 "Financial Statements" shall mean the audited consolidated financial statements of SCI for the Fiscal Year ended September 30, 1995, the unaudited consolidated financial statements of SCI for the Fiscal Quarter ended March 31, 1996 and the audited consolidated financial statements of the Company for the Fiscal Year ended September 30, 1996.

                 "Financing Documents" shall mean this Agreement, the Notes, the Guaranty Agreements, the Security Instruments, the Stock Intercreditor Agreement, the Applications, Borrowing Requests, Borrowing Base Reports, the Fee Letter, the AFB Fee Letter, and the other documents, instruments or agreements described in Subsections 3.02(d) and 3.03(d), together with any other document, instrument or agreement (other than participation, agency or similar agreements among the Lenders or between any Lender and any other bank or creditor with respect to any indebtedness or obligations of Holdco or the Company or its Subsidiaries hereunder or thereunder) now or hereafter entered into in connection with the Loans, the Lender Indebtedness or the Collateral, as such documents, instruments or agreements may be amended, modified or supplemented from time to time.

                 "Fiscal Quarter" shall mean the fiscal quarter of the Company, ending on the last day of each December, March, June and September in each year.

                 "Fiscal Year" shall mean the fiscal year of the Company, ending on September 30th of each year.

                 "Fixed Charge Coverage Ratio" shall mean, for any day:

                          (a) from January 1, 1997, through March 31, 1997, the ratio of (i) EBITDA for the Rolling Period ending on December 31, 1996 less cash income taxes actually paid during the Fiscal Quarter ending on December 31, 1996, times four, plus cash income tax refunds actually received by the Company and its Subsidiaries (excluding Unrestricted Subsidiaries) on a consolidated basis for the Rolling Period ending on December 31, 1996, to (ii) the sum of (A) Scheduled Principal Payments made during the Fiscal Quarter ending on December 31, 1996, times four, plus (B) the amount of cash interest paid during the Fiscal Quarter ending on December 31, 1996 (including the interest component of Capital Lease Obligations), times four, plus (C) actual Capital Expenditures (excluding Project Capital Expenditures and Capital Lease Obligations incurred during such period) made during the Rolling Period ending on December 31, 1996, plus (D) all Permitted Holdco Dividends paid during the Rolling Period ending on December 31, 1996;

                          (b) from April 1, 1997, through June 30, 1997, the ratio of (i) EBITDA for the Rolling Period ending on March 31, 1997, less cash income taxes actually paid during the two Fiscal Quarters ending on December 31, 1996 and March 31, 1997, respectively, times two, plus cash income tax refunds actually received by the Company and its Subsidiaries (excluding Unrestricted Subsidiaries) on a consolidated basis for the Rolling Period ending on March 31, 1997, to (ii) the sum of (A) Scheduled Principal Payments made during the two Fiscal Quarters ending on December 31, 1996, and March 31, 1997, times two, plus (B) the amount of cash interest paid during the two Fiscal Quarters ending on December 31, 1996, and March 31, 1997 (including the interest component of Capital Lease Obligations), respectively, times two, plus (C) actual Capital Expenditures (excluding Project Capital Expenditures and Capital Lease Obligations incurred during such period) made during the Rolling Period ending on March 31, 1997, plus (D) all Permitted Holdco Dividends paid during the Rolling Period ending on March 31, 1997;

                          (c) from July 1, 1997, through September 30, 1997, the ratio of (i) EBITDA for the Rolling Period ending on June 30, 1997, less cash income taxes actually paid for the three Fiscal Quarters ending on December 31, 1996, March 31, 1997 and June 30, 1997, respectively, times 1.33, plus cash income tax refunds actually received by the Company and its Subsidiaries (excluding Unrestricted Subsidiaries) on a consolidated basis for the Rolling Period ending on June 30, 1997, to (ii) the sum of (A) Scheduled Principal Payments made during the three Fiscal Quarters ending on December 31, 1996, March 31, 1997, June 30, 1997, respectively, times 1.33, plus
                 (B) the amount of cash interest paid during the three Fiscal Quarters ending on December 31, 1996, March 31, 1997, and June 30, 1997 (including the interest component of Capital Lease Obligations), respectively, times 1.33, plus (C) actual Capital Expenditures (excluding Project Capital Expenditures and Capital Lease Obligations incurred during such period) made during the Rolling Period ending on June 30, 1997, plus
                 (D) all Permitted Holdco Dividends paid during the Rolling Period ending on June 30, 1997; and

                          (d) from October 1, 1997, through December 31, 1997, the ratio of (i) EBITDA less cash income taxes actually paid plus cash income tax refunds actually received by the Company and its Subsidiaries (excluding Unrestricted Subsidiaries) on a consolidated basis in each case for the Rolling Period ending on September 30, 1997, to (ii) the sum of (A) Scheduled Principal Payments made during such period, plus (B) the amount of cash interest paid during such period (including the interest component of Capital Lease Obligations), plus (C) the greater of (1) actual Capital Expenditures (exclusive of Capital Lease Obligations incurred during such period, Capital Expenditures made during such period that were designated by the Company to be Capital Expenditures from Retained Cash Flow, and Project Capital Expenditures made during such period) and (2) $15,000,000, plus (D) all Permitted Holdco Dividends paid during such period, all without duplication and as to the Company and its Subsidiaries on a consolidated basis.

                          (e) after December 31, 1997, the ratio of (i) EBITDA less cash income taxes actually paid plus cash income tax refunds actually received by the Company and its Subsidiaries (excluding Unrestricted Subsidiaries) on a consolidated basis to (ii) the Fixed Charges, in each case for the Rolling Period ending on the most recent Quarterly Date.

                 "Fixed Charges" shall mean without duplication, as to the Company and its Subsidiaries (excluding Unrestricted Subsidiaries) on a consolidated basis and for each Rolling Period, (a) Scheduled Principal Payments made during such period, plus (b) the amount of cash interest paid during such period (including the interest component of Capital Lease Obligations), plus (c) the greater of (i) actual Capital Expenditures (exclusive of Capital Lease Obligations incurred during such period and Capital Expenditures made during such period that were designated by the Company to be Capital Expenditures from Retained Cash Flow) and (ii) $15,000,000, plus (d) all Permitted Holdco Dividends paid during such period.

                 "Form 1001 Certification" shall have the meaning provided in
         Section 2.20(f).

                 "Form 4224 Certification" shall have the meaning provided in
         Section 2.20(f).

                 "Funded Indebtedness" shall mean, as to any Person, without duplication, all Indebtedness for borrowed money, all obligations evidenced by bonds, debentures, notes, or other similar instruments, all Capital Lease Obligations, and all guaranties of Funded Indebtedness of other Persons.

                 "GAAP" shall mean generally accepted accounting principles as applied in accordance with Section 1.02.

                 "Governmental Authority" shall mean any (domestic or foreign) federal, state, province, county, city, municipal or other political subdivision or government, department, commission, board, bureau, court, agency or any other instrumentality of any of them, which exercises jurisdiction over the Company or any of its Property, or any Subsidiary of the Company or any of such Subsidiary's Property or any Plan.

                 "Governmental Requirement" shall mean any law, statute, code, ordinance, order, rule, regulation, judgment, decree, injunction, franchise, permit, certificate, license, authorization or other direction or requirement (including but not limited to any of the foregoing which relate to Environmental Laws, energy regulations and occupational, safety and health standards or controls) of any Governmental Authority.

                 "Guaranty Agreements" shall mean, collectively the Subsidiary Guaranty and the Limited Guaranty.

                 "Hedge Agreement" shall mean (i) any Commodity Swap Agreement,
         (ii) any Interest Rate Swap Agreement, or (iii) any Exchange Rate Swap Agreement.

                 "Highest Lawful Rate" shall mean, with respect to each Lender, the maximum nonusurious interest rate, if any, that at any time or from time to time may be contracted for, taken, reserved, charged or received on the Notes or on other Lender Indebtedness, as the case may be, owed to it under the law of any jurisdiction whose laws may be mandatorily applicable to such Lender notwithstanding other provisions of this Agreement, or law of the United States of America applicable to such Lender and the Transactions, which would permit such Lender to contract for, charge, take, reserve or receive a greater amount of interest than under such jurisdiction's law.

                 "Holdco" shall have the meaning provided in the Introductory Statement.

                 "Holdco Common Stock" shall mean the common stock of Holdco, par value $0.01 per share.

                 "Indebtedness" of any Person shall mean:

                          (i) all obligations of such Person for borrowed money and obligations evidenced by bonds, debentures, notes or other similar instruments;

                          (ii) all obligations of such Person (whether contingent or otherwise) in respect of bankers' acceptances, letters of credit, surety or other bonds and similar instruments;

                          (iii) all obligations of such Person to pay the deferred purchase price of Property or services (other than for borrowed money);

                          (iv) all Capital Lease Obligations in respect of which such Person is liable, contingently or otherwise, as obligor, guarantor or otherwise, or in respect of which obligations such Person otherwise assures a creditor against loss;

                          (v) all guaranties (direct or indirect), and other contingent obligations of such Person in respect of, or obligations to purchase or otherwise acquire or to assure payment of, Indebtedness of other Persons;

                          (vi) Indebtedness of others secured by any Lien upon Property owned by such Person, whether or not assumed;

                          (vii) all obligations or undertakings of such Person to maintain or cause to be maintained the financial position or financial covenants of other Persons;

                          (viii) obligations to deliver goods or services in consideration of advance payments, excluding such obligations incurred in the ordinary course of business as conducted by the Company and its Subsidiaries as of the Restated Closing Date; and

                          (ix) the net amount of obligations of such Person under agreements of the types described in the definitions of Commodity Swap Agreements, Exchange Rate Swap Agreements and Interest Rate Swap Agreements;

         provided, that the term "Indebtedness" shall not mean or include any indebtedness of the type described in clause (i) of this definition in respect of which monies sufficient to pay and discharge the same in full (either on the expressed date of maturity thereof or on such earlier date as such indebtedness may be duly called for redemption and payment) shall be deposited (in accordance with the terms of such indebtedness) with a depository, agency or trustee, acceptable to the Administrative Agent, in trust for the payment of such indebtedness with the effect that the obligor of such indebtedness has no further obligation to comply with the covenants and other applicable terms of the documentation existing in connection therewith.

                 "Intercreditor Agreement" shall have the meaning provided in the Introductory Statement.

                 "Interest Coverage Ratio" shall mean, on any day, the ratio of
         (a) EBITDA for the Rolling Period ending on the then most recent Quarterly Date to (b) cash interest payments made by the Company and its Subsidiaries (excluding Unrestricted Subsidiaries) on a consolidated basis during such Rolling Period.

                 "Interest Period" shall mean, with respect to each Borrowing of Eurodollar Loans, an interest period complying with the terms and provisions of Section 2.07.

                 "Interest Rate Swap Agreement" shall mean any rate swap, rate cap, rate floor, rate collar, forward rate agreement, futures or other rate protection agreement or option with respect to any such transaction, designed to hedge against fluctuations in interest rates.

                 "Issuing Bank" shall mean, for each Letter of Credit, TCB, Credit Suisse First Boston (or any other Lender designated by the Company and approved in writing by the Administrative Agent such approval not to be unreasonably withheld), as the issuing bank for such Letter of Credit, at the option of the Company.

                 "Leasehold Deed of Trust" shall mean the Leasehold Deed to Secure Debt and Security Agreement dated as of the STX Effective Date, as amended by the First Amendment and Supplement to Leasehold Deed of Trust to Secure Debt and Security Agreement dated as of the AFB Effective Date, and delivered by the Company pursuant to
         Section 3.02(d)(ix) and Section 3.03(d)(xiv), respectively, as security for the Lender Indebtedness.

                 "Lender" shall have the meaning assigned such term in the opening paragraph of this Agreement and shall include any and all of the Original Lenders and the AFB Lenders.

                 "Lender Indebtedness" shall mean any and all amounts owing or to be owing by the Company to the Agents, the Issuing Banks or the Lenders with respect to or in connection with the Loans, any Letter of Credit Liabilities, the Notes, any Hedge Agreement, this Agreement, or any other Financing Document and, as to Hedge Agreements, any and all amounts owing or to be owing by the Company thereunder to any Secured Affiliate and comprising all of the Lender Indebtedness under the Original Credit Agreement and the Lender Indebtedness under the AFB Acquisition Credit Agreement.

                 "Lending Office" shall mean for each Lender the office specified opposite such Lender's name on the signature pages hereof, or in the Assignment and Acceptance pursuant to which it became a Lender, with respect to each Type of Loan, or such other office as such Lender may designate in writing from time to time to the Company and the Administrative Agent with respect to such Type of Loan.

                 "Letters of Credit" shall have the meaning assigned such term in Section 2.03(a) and shall include the Outstanding Letters of Credit, which are hereby deemed to be issued under this Agreement.

                 "Letter of Credit Liabilities" shall mean, at any time and in respect of any Letter of Credit, the sum of (i) the amount available for drawings under such Letter of Credit as of the date of determination plus (ii) the aggregate unpaid amount of all Reimbursement Obligations due and payable as of the date of determination in respect of previous drawings made under such Letter of Credit.

                 "Leverage Ratio" shall mean, on any day, the ratio of (a) Funded Indebtedness of the Company and its Subsidiaries (excluding Unrestricted Subsidiaries) on a consolidated basis as of the date of determination to (b) EBITDA for the Rolling Period ending on the most recent Quarterly Date as of the date of determination.

                 "Lien" shall mean any interest in Property securing an obligation owed to, or a claim by, a Person other than the owner of the Property, whether such interest is based on contract or constitutional common law, or statutory law, and including but not limited to the lien or security interest arising from a mortgage, encumbrance, pledge, security agreement, conditional sale or trust receipt or a lease, consignment or bailment for security purposes.
         The term "Lien" shall include reservations, exceptions, encroachments, easements, rights of way, covenants, conditions, restrictions, liens and other statutory, constitutional, or common law rights of landlords, leases and other title exceptions and encumbrances affecting Property. For the purposes of this Agreement, the Company or any Subsidiary of the Company shall be deemed to be the owner of any Property which it has acquired or holds subject to a conditional sale agreement, financing lease or other arrangement pursuant to which title to the Property has been retained by or vested in some other Person for security purposes.

                 "Limited Guaranty" shall mean the Limited Guaranty Agreement (Santa Rosa) dated as of the AFB Effective Date, executed by Sterling Fibers in favor of the Agents, the Issuing Banks and the Lenders.

                 "Limited Liability Interests" shall mean any ownership interest in capital stock of a corporation, any equity interest in another entity, or any indebtedness of a corporation or other entity, the ownership of which stock, other interest or indebtedness, as a matter of applicable law, can impose no personal liability on the owner thereof for any debts, obligations or liabilities whatsoever of such corporation or entity.

                 "Loan" shall mean a Revolving Credit Loan or a Term Loan and "Loans" shall mean collectively the Revolving Credit Loans or the Term Loans or one or more of them as provided herein.

                 "Margin Stock" shall have the meaning provided in Regulations G, U and X.

                 "Material Adverse Effect" shall mean any material and adverse effect on (i) the business operations, assets, liabilities, condition (financial or otherwise), or results of operations of the Company, on an individual basis, or the Company and its Subsidiaries taken as a whole, (ii) the ability of the Company on an individual basis to carry out its business or of the Company and its Subsidiaries taken as a whole to carry out their business, or (iii) the ability of the Company and its Subsidiaries, taken as a whole, to perform the obligations under the Notes, this Agreement or the other Financing Documents in accordance with their respective terms.

                 "Material Contract" shall mean each contract, license, and agreement listed on Schedule 4.23.

                 "Maximum Available Amount" shall mean, at any date, an amount equal to the lesser of (a) the amount by which (i) the aggregate Revolving Credit Commitments as of such date exceeds (ii) the aggregate principal amount of Indebtedness outstanding under the Canadian Facility as of such date, and (b) the amount by which (i) the Borrowing Base as of such date exceeds (ii) the aggregate principal amount of Indebtedness outstanding under the Canadian Facility as of such date.

                 "Merger" shall have the meaning provided in Introductory Statement.

                 "Merger Agreement" shall mean the Agreement and Plan of Merger, between STX Acquisition Corp. and SCI, as amended by that certain letter agreement dated as of June 11, 1996 and in effect on the STX Closing Date.

                 "Net Proceeds" shall mean, with respect to any sale, transfer, or disposition of Property permitted by Section 5.04(c) ("Permitted Disposition"), the gross amount received by the Company or any of its Subsidiaries (excluding Unrestricted Subsidiaries) from such Permitted Disposition, minus the sum of (i) the amount, if any, of all taxes paid or payable by the Company or any of its Subsidiaries (excluding Unrestricted Subsidiaries) directly resulting from such Permitted Disposition (including the amount, if any, estimated by the Company in good faith at the time of such Permitted Disposition for taxes payable by the Company or any of its Subsidiaries (excluding Unrestricted Subsidiaries) on or measured by net income or gain resulting from such Permitted Disposition), and (ii) the reasonable outofpocket costs and expenses incurred by the Company or such Subsidiary in connection with such Permitted Disposition (including reasonable brokerage fees paid to a Person other than an Affiliate of the Company, but excluding any fees or expenses paid to an Affiliate of the Company).

                 "NonRecourse Debt" shall mean Indebtedness or that portion of Indebtedness as to which neither the Company nor any of its Subsidiaries (other than an Unrestricted Subsidiary), (i) provides credit support pursuant to any undertaking, agreement or instrument that would constitute Indebtedness, (ii) is directly or indirectly liable, or (iii) constitutes the lender.

                 "Notes" shall mean the Revolving Credit Notes and the Term
         Notes.

                 "Notice of Designated Retained Cash Flow Usage" shall mean a notice in the form attached as Exhibit J.

                 "Old ESOP " shall mean the employee stock ownership plan of SCI in existence prior to the SCI Acquisition, and its related trust, as in effect on the STX Closing Date.

                 "Original Credit Agreement" shall mean the $456,500,000 principal amount credit agreement dated as of the STX Closing Date among STX Chemicals Corp., TCB, individually, as an issuing bank and as administrative agent, Credit Suisse, individually, as an issuing bank and as documentation agent, and the lenders party thereto, as amended by the STX First Amendment, the STX Second Amendment and the STX Third Amendment.

                 "Original Lenders" shall have the meaning provided in the Introductory Statement.

                 "Original Loans" shall mean, collectively, the Revolving Credit Loans, the Original Tranche A Term Loans, the Original Tranche B Term Loans and the ESOP Term Loans.

                 "Original Tranche A Term Loans" shall have the meaning provided in the Introductory Statement.

                 "Original Tranche B Term Loans" shall have the meaning provided in the Introductory Statement.

                 "Other Taxes" shall have the meaning provided in Subsection 2.20(b).

                 "Outstanding Letter of Credit" shall mean any of the outstanding letters of credit issued for the account of the Company or Sterling Pulp, and identified on Scheduled 1.01A.

                 "Payment Office" shall mean the Administrative Agent's office located at 1111 Fannin Street, Houston, Texas 77002; Attention:
         Gale Manning (or such other office or individual as the Administrative Agent may hereafter designate in writing to the other parties hereto).

                 "PBGC" shall mean the Pension Benefit Guaranty Corporation, or any successor thereto.

                 "Permitted Acquisition" shall mean any non-hostile acquisition by the Company or its Subsidiaries (excluding Unrestricted Subsidiaries) of the voting securities (other than publicly traded securities) or other equity interests, or all or substantially all of the assets, of any Person other than Holdco or an Unrestricted Subsidiary (or any division or product line of such Person), but only so long as no Default shall have occurred and be continuing at the time of (or would result from) such acquisition, and only to the extent permitted pursuant to Section 5.04(e)(x).

                 "Permitted Holdco Dividend" shall mean any of the following, to the extent permitted pursuant to Section 5.04(d)(iv):

                          (a) cash dividends to Holdco in any Fiscal Year not to exceed (A) $500,000 for the period from the STX Effective Date through September 30, 1996 and (B) $2,000,000 for Fiscal Year ended September 30, 1997, and for each succeeding Fiscal Year; and

                          (b) cash dividends to Holdco so long as Holdco promptly, and in any event within five Business Days, utilizes the full amount of such cash dividends for the sole purpose of paying interest as and when due with respect to the Senior Secured Discount Notes then outstanding to the extent required to be made in accordance with the terms of the Senior Secured Discount Notes as in effect on the STX Effective Date and without giving effect to any amendment or modification thereof unless agreed to in writing by the Lenders; provided that (i) the amount of such cash dividends paid pursuant to this clause
                 (b) shall not exceed the amount necessary to make such required interest payment in accordance with the terms of the Senior Secured Discount Notes, (ii) no such payment shall be made at any time when the payment of cash interest on the Senior Secured Discount Notes is not required to be made pursuant to the provisions thereof, and (iii) no such payment shall be made at any time prior to the fifth anniversary of the STX Effective Date.

                 "Person" shall mean any individual, partnership, firm, corporation (including, but not limited to the Company), association, joint venture, trust or other entity, or any government or political subdivision or agency, department or instrumentality thereof; provided, however, for the purpose of the definition of "Change of Control," "Person" shall mean a "person" or group of persons within the meaning of Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended.

                 "Plan" shall mean any employee pension benefit plan, as defined in Section 3(2) of ERISA (including, but not limited to, an employee pension benefit plan, such as a foreign plan, which is not subject to the provisions of ERISA), which (i) is currently or hereafter sponsored, maintained or contributed to by the Company, a Subsidiary of the Company or an ERISA Affiliate, or (ii) was at any time during the six preceding Fiscal Years sponsored, maintained or contributed to by the Company, a Subsidiary of the Company or an ERISA Affiliate.

                 "Preferred Stock" shall mean the redeemable Series A Preferred Stock issued by Holdco with terms, limitations, rights and preferences as set forth in Exhibit L-1.

                 "Prime Rate" shall mean the rate which the Administrative Agent announces from time to time as its prime rate, effective as of the date announced as the effective date of any change in such prime rate. Without notice to the Company or any other Person, the Prime Rate shall change automatically from time to time as and in the amount by which such prime rate shall fluctuate. The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer. The Administrative Agent may make commercial loans or other loans at rates of interest at, above or below the Prime Rate.

                 "Project Capital Expenditures" shall mean all Capital Expenditures made by the Company and its Subsidiaries through December 31, 1996, for the construction of the Valdosta, Georgia facility and the methanol facility located in Texas City, Texas.

                 "Property" shall mean any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

                 "Purchase Agreement" shall mean the Asset Purchase Agreement dated as of December 23, 1996, among Sterling Fibers, the Company, Holdco and the Cytec Parties.

                 "Quarterly Dates" shall mean the last day of each December, March, June, and September, in each year.

                 "Reference Banks" shall mean the Agents.

                 "Register" shall have the meaning assigned in Section 8.07(d).

                 "Regulation D", "Regulations G, U and X" shall mean, respectively, Regulation D under the Securities Act of 1933, as amended or modified from time to time, and Regulation G, Regulation U and Regulation X of the Board of Governors of the Federal Reserve System, as such regulations are from time to time in effect and any successor regulations thereto.

                 "Reimbursement Obligations" shall mean, at any date, the obligations of the Company then outstanding in respect of the Letters of Credit, to reimburse the Administrative Agent for the account of the Issuing Bank for the amount paid by the Issuing Bank in respect of any drawings under the Letters of Credit.

                 "Required Lenders" shall mean at any time, Lenders the Total Credit Percentages of which aggregate at least 51%.

                 "Responsible Officer" shall mean, with respect to any corporation, the chairman of the board, the president, any vice president, the chief executive officer or the chief operating officer, or any equivalent officer (regardless of his or her title), and, in respect of financial or accounting matters, the chief financial officer, the vice president of finance, the treasurer, the controller, or any equivalent officer (regardless of his or her title). Unless otherwise specified, all references to a Responsible Officer herein shall mean a Responsible Officer of the Company.

                 "Restated Closing Date" shall mean the "as of" date of this Agreement set forth in the first paragraph hereof.

                 "Retained Cash Flow" shall mean, in any Fiscal Year, the amount of Excess Cash Flow that exceeds the amount of the prepayment of Term Loans required pursuant to Section 2.10(b)(i) for such Fiscal Year.

                 "Revolving Credit Commitment" shall have the meaning assigned such term in Subsection 2.01(c).

                 "Revolving Credit Exposure" shall mean, at any time and as to each Lender, the sum of (a) the aggregate principal amount of the Revolving Credit Loans made by such Lender outstanding as of such date plus (b) such Lender's Revolving Credit Percentage of the aggregate amount of all Letter of Credit Liabilities as of such date.

                 "Revolving Credit Lender" shall mean any Lender having a Revolving Credit Commitment or Revolving Credit Exposure hereunder.

                 "Revolving Credit Loan" shall have the meaning provided in Subsection 2.01(a)(iv); the Revolving Credit Loans shall not include any Letter of Credit Liabilities.

                 "Revolving Credit Maturity Date" shall mean March 31, 2003.

                 "Revolving Credit Note" shall mean a promissory note of the Company described in Section 2.05(a) payable to any Lender and being substantially in the form of Exhibit A, evidencing the aggregate Indebtedness of the Company to such Lender resulting from Revolving Credit Loans made by such Lender.

                 "Revolving Credit Percentage" shall mean as to any Revolving Credit Lender, the percentage of the aggregate Revolving Credit Commitments constituted by its Revolving Credit Commitment (or, if the Revolving Credit Commitments have terminated or expired, the percentage which such Lender's Revolving Credit Exposure at such time constitutes of the Aggregate Revolving Credit Exposure at such time).

                 "Rolling Period" shall mean for each Fiscal Quarter commencing with the first full Fiscal Quarter after the STX Effective Date, such quarter and the three preceding Fiscal Quarters.

                 "Santa Rosa Deed of Trust" shall mean the Mortgage, Assignment and Security Agreement dated as of the AFB Effective Date, delivered by Sterling Fibers pursuant to Section 3.03(d)(ii) as security for the payment and performance of Sterling Fibers' obligations under the Limited Guaranty Agreement (Santa Rosa) dated as of the AFB Effective Date, delivered by Sterling Fibers pursuant to Section 3.03(d)(iii).

                 "SAR" shall mean each stock appreciation right outstanding under any Equity Plan.

                 "Saskatoon Acquisition" shall have the meaning provided in the Introductory Statement.

                 "Sask Holdings" shall mean Sterling (Sask) Holdings Ltd., an Ontario (Canada) corporation and a wholly owned Subsidiary of Sterling CAI.

                 "Scheduled Capital Expenditures" shall mean Capital Expenditures permitted for any Fiscal Year pursuant to Section 5.04(o)(i).

                 "Scheduled Principal Payments" shall mean, for any period, the amounts of scheduled principal payments made during such period with respect to Funded Indebtedness (including the principal portion of all Capital Lease Obligations) not including any principal payments of (a) the ESOP Term Loan, but only to the extent that net income for the applicable period was reduced for the expense incurred by the Company for contributions to the ESOP, and (b) Revolving Credit Loans.

                 "SCI" shall mean, prior to the SCI Acquisition, Sterling Chemicals, Inc., a Delaware corporation, which merged with STX Acquisition Corp. and pursuant to the terms of the Merger became the surviving corporation, simultaneously changing its name to Sterling Chemicals Holdings, Inc.

                 "SCI Acquisition" shall have the meaning provided in the Introductory Statement.

                 "SCI Asset Conveyance" shall have the meaning provided in the Introductory Statement.

                 "Second Lien Deed of Trust" shall mean the Second Lien Mortgage, Deed of Trust, Assignment, Security Agreement and Financing Statement dated as of the AFB Effective Date, delivered by the Company pursuant to Section 3.03(d)(v) as security for the payment and performance of the Lender Indebtedness.

                 "Secondary ESOP Loan" shall mean the loan or loans made by the Company to the ESOP to allow the ESOP to purchase Holdco Common Stock.

                 "Secondary ESOP Loan Documents" shall mean the Secondary ESOP Note, the ESOP Security Agreement, and all documents, instruments and agreements now or hereafter executed by the ESOP and delivered to the Company as the lender under the Secondary ESOP Loan, and any and all amendments, modifications, supplements, renewals or restatements thereof.

                 "Secondary ESOP Note" shall mean the promissory note or notes from the ESOP to the Company evidencing the Secondary ESOP Loan, and any and all amendments, modifications, supplements, renewals and restatements thereof.

                 "Secured Affiliate" shall mean any Affiliate of any Lender that has entered into a Hedge Agreement with the Company or any of its Subsidiaries with the obligations of the Company or such Subsidiary thereunder being secured by one or more Security Instruments.

                 "Security Instruments" shall mean the agreements or instruments described or referred to in Subsections 3.02(d)(iii) through (xii), (xv) and (xvi) and in Subsections 3.03(d)(i) through (xviii), including, to the extent such Subsections describe an amendment, the agreement or instrument amended thereby, and any and all other agreements or instruments now or hereafter executed and delivered by the Company, any Subsidiary of the Company or any other Person as security for the payment or performance of the Lender Indebtedness, as any of the foregoing may have been, or may hereafter be, amended, modified or supplemented.

                 "Senior Debt" shall mean, as to any Person, all Funded Indebtedness of such Person, less any subordinated Indebtedness with terms of subordination substantially similar to the terms of subordination of the Senior Subordinated Notes and the Additional Senior Subordinated Notes.

                 "Senior Debt Leverage Ratio" shall mean, on any day, the ratio of (a) Senior Debt of the Company and its Subsidiaries (excluding Unrestricted Subsidiaries) on a consolidated basis as of the date of determination to (b) EBITDA for the Rolling Period ending on the most recent Quarterly Date as of the date of determination.

                 "Senior Secured Discount Notes" shall mean the senior secured discount notes issued pursuant to the Senior Secured Discount Notes Indenture with initial proceeds in an amount of up to $100,000,000 issued by Holdco in connection with the debt financing for the SCI Acquisition.

                 "Senior Secured Discount Notes Indenture" shall mean the Sterling Chemicals Holdings, Inc. $191,751,000 13 1/2% Senior Secured Discount Notes due 2008 Indenture dated as of August 15, 1996, with Fleet National Bank, as Trustee.

                 "Senior Subordinated Notes" shall mean the senior subordinated notes issued pursuant to the Senior Subordinated Notes Indenture in an amount of up to $275,000,000 issued by the Company in connection with the debt financing for the SCI Acquisition.

                 "Senior Subordinated Notes Indenture" shall mean the Sterling Chemicals, Inc. $275,000,000 11 3/4% Senior Subordinated Notes Due 2006 Indenture dated as of August 15, 1996, with Fleet National Bank, as Trustee.

                 "Series B Preferred Stock" shall mean the redeemable Series B Preferred Stock issued by Holdco with terms, limitations, rights and preferences as set forth in Exhibit L-2.

                 "Solvent" shall mean with respect to any Person on a particular date, the condition that, on such date, (a) the fair value of the property of such Person is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such Person, (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature, and (d) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's property would constitute an unreasonably small amount of capital.

                 "Standby Letter of Credit" shall mean a letter of credit that
         (i) is used in lieu or in support of performance guarantees or performance, surety or other similar bonds (but expressly excluding stay and appeal bonds) arising in the ordinary course of business,
         (ii) is used in lieu or in support of stay or appeal bonds, (iii) supports the payment of insurance premiums for reasonably necessary casualty insurance carried by the Company or any of its consolidated Subsidiaries, or (iv) supports payment or performance for identified purchases or exchanges of products in the ordinary course of business.

                 "Statutory Reserves" shall mean a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum applicable reserve percentages, including any marginal, special, emergency or supplemental reserves (expressed as a decimal) established by the Board of Governors of the Federal Reserve System and any other banking authority to which the Lenders are subject for Eurocurrency Liabilities (as defined in Regulation D) or any other category of deposits or liabilities by reference to which the Eurodollar Rate is determined. Such reserve percentages shall include those imposed pursuant to Regulation D. Eurodollar Loans shall be deemed to constitute Eurocurrency Liabilities and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D. Statutory Reserves shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

                 "Sterling CAI" shall mean Sterling Chemicals Acquisitions, Inc., a Delaware corporation and a wholly-owned Subsidiary of the Company.

                 "Sterling Canada" shall mean Sterling Canada, Inc., a Delaware corporation and a wholly-owned Subsidiary of the Company.

                 "Sterling Fibers" shall mean Sterling Fibers, Inc., a Delaware corporation and a wholly-owned Subsidiary of the Company.

                 "Sterling NRO" shall mean Sterling NRO, Ltd., an Ontario (Canada) corporation.

                 "Sterling Pulp" shall mean Sterling Pulp Chemicals, Ltd., an Ontario (Canada) corporation and a wholly-owned subsidiary of Sterling Canada.

                 "Sterling (Sask)" shall mean Sterling Pulp Chemicals (Sask) Ltd., an Ontario (Canada) corporation and a wholly-owned Subsidiary of Sask Holdings.

                 "Stock Intercreditor Agreement" shall mean the intercreditor agreement between the Administrative Agent, on behalf of the Lenders, and Fleet National Bank of Connecticut, as Trustee on behalf of the holders of the Senior Secured Discount Notes, and dated as of the STX Effective Date.

                 "STX Closing Date" shall mean June 21, 1996.

                 "STX Effective Date" shall mean August 21, 1996.

                 "STX Facilities" shall have the meaning provided in the Introductory Statement.

                 "STX First Amendment" shall have the meaning provided in the Introductory Statement.

                 "STX Pilko Report" shall mean the environmental assessment letter of Pilko & Associates, Inc. dated April 18, 1996, and the accompanying Environmental Assessment of Sterling Chemicals, Inc. each of which has been delivered to the Lenders.

                 "STX Second Amendment" shall have the meaning provided in the Introductory Statement.

                 "STX Third Amendment" shall have the meaning provided in the Introductory Statement.

                 "Subsidiary" of any Person shall mean a corporation, limited liability company, partnership or other entity of which a majority of the outstanding shares of stock of each class having ordinary voting power or other equity interests is owned by such Person, by one or more Subsidiaries of such Person, or by such Person and one or more of its Subsidiaries.

                 "Subsidiary Guaranty" shall mean the Guaranty Agreement dated as of the AFB Effective Date executed by the then existing Subsidiary Guarantors.

                 "Subsidiary Guarantors" shall mean those Subsidiaries designated as Subsidiary Guarantors on Schedule 4.19 as of the STX Effective Date, on Schedule 4.19-A as of the AFB Effective Date and on
         Schedule 4.19-B as of the Restated Closing Date, and any other Subsidiaries that become Subsidiary Guarantors pursuant to Section 5.01(i).

                 "Tax Sharing Agreement" shall mean the Tax Sharing Agreement substantially in the form of Exhibit C, dated as of the STX Effective Date, executed between the Company and Holdco.

         "Taxes" shall have the meaning provided in Subsection 2.20(a).

                 "TCB" shall mean Texas Commerce Bank National Association, in its individual capacity or as an Issuing Bank, as the case may be, and not as Administrative Agent.

                 "Term Loan" shall mean a Tranche A Term Loan, a Tranche B Term Loan or an ESOP Term Loan, as the context shall require; collectively, the "Term Loans".

                 "Term Loan Lender" shall mean any Tranche A Term Loan Lender, Tranche B Term Loan Lender or ESOP Term Loan Lender.

                 "Term Note" shall mean a Tranche A Term Note, a Tranche B Term Note or an ESOP Term Note, as the context shall require; collectively the "Term Notes".

                 "Three-Month Secondary CD Rate" shall mean, for any day, the secondary rate (adjusted to the basis of a year of 365 or 366 days, as the case may be) for three-month certificates of deposit reported as being in effect on such day (or, if such day shall not be a Business Day, the next preceding Business Day) by the Board of Governors of the Federal Reserve System (the "Board") through the public information telephone line of the Federal Reserve Bank of New York (which rate will, under the current practices of the Board, be published in the Federal Reserve Statistical Release H.15(519) during the week following such day), or if such rate shall not be so reported on such day or such next preceding Business Day, the average of the secondary market quotations for three-month certificates of deposit of major money center banks in New York City received at approximately 10:00 A.M., New York City time on such day (or, if such day shall not be a Business Day, on the next preceding Day) by the Administrative Agent from three New York City negotiable certificate of deposit dealers of recognized standing selected by the Administrative Agent.

                 "Total Credit Percentage" shall mean as to any Lender at any time, (i) the percentage of the aggregate Revolving Credit Commitments, then constituted by such Lender's Revolving Credit Commitment; (ii) in the case of the termination or expiration of the Revolving Credit Commitments, by reference to the Aggregate Revolving Credit Exposure of the Revolving Credit Lenders and such Lender's Revolving Credit Exposure; and (iii) as to the Tranche A Term Loans, the Tranche B Term Loans or the ESOP Term Loans, by reference to the aggregate principal amount of the Tranche A Term Loans, the Tranche B Term Loans or the ESOP Term Loans of the Lenders, as the case may be, and the aggregate principal amount of such Lender's Tranche A Term Loans, Tranche B Term Loans or ESOP Term Loans, as the case may be.

                 "Tranche A Term Loan" shall have the meaning provided in Subsection 2.01(a)(i) and includes the Original Tranche A Term Loans and the AFB Tranche A Term Loans.

                 "Tranche A Term Loan Lender" shall mean any Lender having a Tranche A Term Loan outstanding hereunder.

                 "Tranche A Term Loan Maturity Date" shall mean March 31, 2003.

                 "Tranche A Term Loan Percentage" shall mean as to any Tranche A Term Loan Lender, at any time after the Restated Closing Date, the percentage which such Lender's Tranche A Term Loans then outstanding constitutes of the aggregate Tranche A Term Loans then outstanding.

                 "Tranche A Term Note" shall mean a promissory note of the Company described in Section 2.05(b) payable to a Tranche A Term Loan Lender and being substantially in the form of Exhibit B-1, evidencing the aggregate indebtedness of the Company to such Lender for Tranche A Term Loans.

                 "Tranche B Term Loan" shall have the meaning provided in Subsection 2.01(a)(ii) and includes the Original Tranche B Term Loans and the AFB Tranche B Term Loans.

                 "Tranche B Term Loan Lender" shall mean any Lender having a Tranche B Term Loan outstanding hereunder.

                 "Tranche B Term Loan Maturity Date" shall mean
         September 30, 2004.

                 "Tranche B Term Loan Percentage" shall mean as to any Tranche B Term Loan Lender, at any time after the Restated Closing Date, the percentage which such Lender's Tranche B Term Loans then outstanding constitutes of the aggregate Tranche B Term Loans then outstanding.

                 "Tranche B Term Note" shall mean a promissory note of the Company described in Section 2.05(c) payable to a Tranche B Term Loan Lender and being substantially in the form of Exhibit B-2, evidencing the aggregate indebtedness of the Company to such Lender for Tranche B Term Loans.

                 "Transactions" shall mean the transactions provided for in and contemplated by this Agreement and the other Financing Documents.

                 "TSG" shall mean The Sterling Group, Inc., a Texas corporation.

                 "Type" of Loan shall mean a Base Rate Loan or Eurodollar Loan.

                 "UCC" shall mean the Uniform Commercial Code as from time to time in effect in the State of New York or, where applicable as to specific Collateral, any other relevant state.

                 "Unrestricted Subsidiary" shall mean (a) Sterling Sask, Sask Holdings and Sterling CAI and (b) (i) any other wholly-owned Subsidiary of the Company that at the time of creation is designated as an Unrestricted Subsidiary by the Company (which designation is approved by its Board of Directors) and (ii) any Subsidiary created or acquired by another Unrestricted Subsidiary, provided that, in each case, such Unrestricted Subsidiary (x) has not acquired any Property from the Company or any of its Subsidiaries, except as specifically permitted by this Agreement, (y) has no Indebtedness other than Non-Recourse Debt and (z) does not own any capital stock, or any warrants, options or other rights to acquire capital stock, of the Company or any Subsidiary (other than an Unrestricted Subsidiary) and at the time of such designation, (A) the Company is unable to meet the incurrence test for debt set forth in the Senior Subordinated Notes Indenture or the Additional Senior Subordinated Notes Indenture or (B) Holdco is unable to meet the incurrence test for debt set forth in the Senior Secured Discount Notes Indenture. Notice of any such designation by the Company shall be delivered by the Company to the Administrative Agent by promptly filing with the Administrative Agent a copy of the resolutions of the Board of Directors of the Company approving such designation and a certificate of a Responsible Officer certifying that such designation complies with the requirements of this definition. Such designation shall become effective upon receipt by the Administrative Agent of the foregoing. Each Unrestricted Subsidiary designated hereunder shall continue to be treated as an Unrestricted Subsidiary for purposes of this Agreement until the Company shall deliver notice to the Administrative Agent pursuant to and in compliance with Section 5.04(s).

                 "U.S. Subsidiary" shall mean all Subsidiaries of the Company organized under the laws of any state, territory or subdivision of the United States.

                 "U.S. Tax Compliance Certificate" shall have the meaning provided in Section 2.20(f)(y).

                 "Valdosta Bonds" shall mean any of the Valdosta-Lowndes County Industrial Authority Industrial Development Revenue Bonds (Sterling Pulp Chemicals US, Inc. Project) Series 1995, issued and outstanding under that certain Indenture of Trust dated as of October 1, 1995 between Valdosta-Lowndes County Industrial Authority and Synovus Trust Company, as amended as of the STX Closing Date, and thereafter, as amended from time to time to the extent permitted by the Financing Documents.

                 "Valdosta Lease" shall mean that certain Indenture of Lease dated as of October 1, 1995 by and between the Valdosta-Lowndes County Industrial Authority and Sterling Pulp Chemicals US, Inc., a Delaware corporation.

                 "Voting Stock" of any Person shall mean capital stock of such Person which ordinarily has voting power for the election of directors (or persons performing similar functions) of such Person, whether at all times or only so long as no senior class of securities has such voting power by reason of any contingency.

         Section 1.02 Accounting Terms and Determinations. Unless otherwise defined or specified herein, all accounting terms shall be construed herein, all accounting determinations hereunder shall be made, all financial statements required to be delivered hereunder shall be prepared in accordance with GAAP applied on a basis consistent with the Financial Statements, except for changes concurred with by the Company's independent public accountants; provided that, if such changes affect the results of the calculations of the financial ratios required under Section 5.03 (as compared to the results obtained by applying GAAP in effect on the Restated Closing Date), the Company and the Administrative Agent (acting on behalf and at the direction of the Required Lenders) agree to negotiate in good faith to adjust such financial ratios in order to make them comparable after giving effect to such change in GAAP.

         Section 1.03 Other Definitional Terms. The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and article, section, schedule, exhibit and like references are to this Agreement unless otherwise specified.

         Section 1.04 Definition Cross References in Financing Documents. To the extent any Financing Document, including without limitation, the Security Documents, makes reference to, or incorporates by reference the defined terms of, either of the Original Credit Agreement or the AFB Acquisition Credit Agreement, such reference or incorporation by reference shall be deemed to refer to this Agreement, and, as applicable, to incorporate the definitions amended and restated herein.


                                   ARTICLE II

                           AMOUNT AND TERMS OF LOANS

         Section 2.01     Loans and Commitments.

                 (a) Loans. Subject to the terms and conditions and relying on the representations and warranties contained herein, (i) each Tranche A Term Loan Lender severally agrees to maintain outstanding, on the Restated Closing Date, term loans (each a "Tranche A Term Loan") to the Company; (ii) each Tranche B Term Loan Lender severally agrees to maintain outstanding, on the Restated Closing Date, term loans (each a "Tranche B Term Loan") to the Company; (iii) each ESOP Term Loan Lender severally agrees to maintain outstanding, on the Restated Closing Date, term loans (each an "ESOP Term Loan") to the Company; and (iv) on any Business Day from and after the Restated Closing Date, but prior to the Revolving Credit Maturity Date, each Revolving Credit Lender severally agrees to make revolving credit loans (each a "Revolving Credit Loan") to the Company. Any Term Loan that is repaid or prepaid may not be reborrowed.

                 (b) Types of Loans. The Revolving Credit Loans and the Term Loans made pursuant hereto by each Lender shall, at the option of the Company, be either Base Rate Loans or Eurodollar Loans and may be continued or converted pursuant to Section 2.11, provided that, except as otherwise specifically provided herein, all Loans made pursuant to the same Borrowing shall be of the same Type.

                 (c) Revolving Credit Commitments. Each Revolving Credit Lender's Revolving Credit Exposure shall not exceed at any one time the amount set forth opposite such Lender's name on Annex I under the caption "Revolving Credit Commitment" (as the same may be reduced pursuant to Section 2.09 or otherwise from time to time modified pursuant to Section 8.07(b), its "Revolving Credit Commitment," and collectively for all Revolving Credit Lenders, the "Revolving Credit Commitments"); provided, however, that the Aggregate Revolving Credit Exposure at any one time outstanding shall not exceed the Maximum Available Amount in effect at such time; and, provided, further, the aggregate principal amount of all Revolving Credit Loans at any one time outstanding shall not exceed the difference between (i) the Maximum Available Amount in effect at such time and (ii) the aggregate amount of all Letter of Credit Liabilities at such time. There may be more than one Borrowing with respect to Revolving Credit Loans on any day. Within the foregoing limits and subject to the conditions set out in Article III, the Company may obtain Borrowings of Revolving Credit Loans, repay or prepay such Revolving Credit Loans, and reborrow such Revolving Credit Loans.

                 (d) Amounts of Borrowings, etc. The aggregate principal amount of each Borrowing (i) of Eurodollar Loans shall be not less than $3,000,000 and shall be in an integral multiple of $100,000, and
         (ii) of Base Rate Loans hereunder shall be not less than $1,000,000 and shall be in an integral multiple of $100,000, except that any Borrowing of Revolving Credit Loans that are Base Rate Loans may be in the aggregate amount of the unused Maximum Revolving Credit Loan Amount in effect at such time. Borrowings of more than one Type may be outstanding at the same time; provided, however, that the Company shall not be entitled to request any Borrowing that, if made, would result in an aggregate of more than fourteen separate Borrowings of Eurodollar Loans being outstanding at any one time. For purposes of the foregoing, Borrowings having different Interest Periods, regardless of whether they commence on the same date, shall be considered separate Borrowings.

         Section 2.02     Borrowing Requests.

                 (a) Borrowing Requests. Whenever the Company desires to make a Borrowing hereunder, it shall give Advance Notice in the form of a Borrowing Request, specifying, subject to the provisions hereof,
         (i) the aggregate principal amount of the Revolving Credit Loans to be made pursuant to such Borrowing, (ii) the date of Borrowing (which shall be a Business Day), (iii) whether the Revolving Credit Loans being made pursuant to such Borrowing are to be Base Rate Loans or Eurodollar Loans, and (vi) in the case of Eurodollar Loans, the Interest Period to be applicable thereto.

                 (b) Notice by Administrative Agent. The Administrative Agent shall promptly give each Applicable Lender telecopy or telephonic notice (and, in the case of telephonic notices, confirmed by telecopy or otherwise in writing) of the proposed Borrowing, of such Lender's Applicable Percentage thereof and of the other matters covered by the Advance Notice. The Company hereby waives the right to dispute the Administrative Agent's record of the terms of such telephonic notice, absent manifest error.

         Section 2.03     Letters of Credit.

                 (a) Issuance of Letters of Credit. Subject to the terms and conditions hereof, the Company shall have the right, in addition to Revolving Credit Loans provided for in Section 2.01, to utilize the Revolving Credit Commitments from time to time prior to the Revolving Credit Maturity Date by obtaining the issuance of either Documentary Letters of Credit or Standby Letters of Credit for the account of the Company by an Issuing Bank if the Company shall so request in the notice referred to in Subsection 2.03(b)(i) (such letters of credit being collectively referred to as the "Letters of Credit"); provided, however, that the Aggregate Revolving Credit Exposure at any one time outstanding shall not exceed the Maximum Available Amount in effect at such time and the aggregate of all Letter of Credit Liabilities at any one time outstanding shall not exceed $25,000,000. The Letters of Credit shall be denominated in Dollars and may be issued to support the obligations of the Company or any of its Subsidiaries. Upon the date of the issuance of a Letter of Credit, the applicable Issuing Bank shall be deemed, without further action by any party hereto, to have sold to each Revolving Credit Lender, and each Revolving Credit Lender shall be deemed, without further action by any party hereto, to have purchased from such Issuing Bank, a participation, to the extent of such Lender's Revolving Credit Percentage, in such Letter of Credit and the related Letter of Credit Liabilities. No Letter of Credit issued pursuant to this Agreement shall have an expiry date that exceeds the Revolving Credit Maturity Date. Any Letter of Credit may give the beneficiary thereof either the right to draw upon the Letter of Credit upon its expiry date or the right to automatically extend the expiry date thereof for periods of up to one year per extension; provided that no such extension shall extend the expiry date beyond the Revolving Credit Maturity Date. The Company and the Lenders agree that, as of the STX Effective Date, the Outstanding Letters of Credit shall for all purposes of this Agreement be deemed to be Letters of Credit issued under and pursuant to the terms of this Agreement.

                 (b) Additional Letter of Credit Provisions. The following additional provisions shall apply to each Letter of Credit:

                          (i) The Company shall give the Administrative Agent and the Issuing Bank at least three Business Days' prior notice (effective upon receipt), or in each case, such shorter period as may be agreed to by the Administrative Agent and such Issuing Bank, specifying the date such Letter of Credit is to be issued (which shall be a Business Day) and the Issuing Bank and describing: (A) the face amount of the Letter of Credit, (B) the expiration date of the Letter of Credit,
                 (C) the name and address of the beneficiary, (D) information concerning the transaction proposed to be supported by such Letter of Credit as the Administrative Agent or such Issuing Bank may reasonably request, (E) such other information and documents relating to the Letter of Credit as the Administrative Agent or such Issuing Bank may reasonably request, and (F) a precise description of documents and the verbatim text of any certificate to be presented by the beneficiary, which, if presented prior to the expiry date of the Letter of Credit, would require such Issuing Bank to make payment under the Letter of Credit; provided that such Issuing Bank, in its reasonable judgment, may require changes in such documents and certificates; and provided further that no Issuing Bank shall be required to issue any Letter of Credit that on its terms requires payment thereunder prior to the next Business Day following receipt by such Issuing Bank of such documents and certificates. Each such notice shall be accompanied by the applicable Issuing Bank's Application and by a certificate executed by a Responsible Officer setting forth calculations evidencing availability for such Letter of Credit pursuant to Subsection 2.03(b)(ii) and stating that all conditions precedent to such issuance have been satisfied. Each Letter of Credit shall, to the extent not inconsistent with the express terms hereof or the applicable Application, be subject to the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500 (together with any subsequent revisions thereof approved by a Congress of the International Chamber of Commerce, the "UCP"), and shall, as to matters not governed by the UCP, be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

                          (ii) No Letter of Credit may be issued if after giving effect thereto the Aggregate Revolving Credit Exposure would exceed the Maximum Available Amount. On each day during the period commencing with the issuance of any Letter of Credit and until such Letter of Credit shall have expired or have been terminated, the Revolving Credit Commitment of each Revolving Credit Lender shall be deemed to be utilized for all purposes hereof in an amount equal to such Lender's Revolving Credit Percentage of the amount of the Letter of Credit Liabilities related to such Letter of Credit.

                          (iii) Upon receipt from the beneficiary of any Letter of Credit of any demand for payment thereunder, the Issuing Bank shall promptly notify the Company and the Administrative Agent of such demand (provided that the failure of an Issuing Bank to give such notice shall not affect the Reimbursement Obligations of the Company hereunder) and the Company shall immediately, and in any event no later than 10:00 a.m. (Houston, Texas time) on the date of such drawing, reimburse the Administrative Agent for the account of the applicable Issuing Bank for any amount paid by the Issuing Bank upon any drawing under any Letter of Credit, without presentment, demand, protest or other formalities of any kind in an amount, in same day funds, equal to the amount of such drawing. Unless prior to 10:00 a.m. (Houston, Texas time) on the date of such drawing, the Company shall have either notified the Issuing Bank and the Administrative Agent that the Company intends to reimburse the Administrative Agent for the account of the applicable Issuing Bank for the amount of such drawing with funds other than the proceeds of Revolving Credit Loans or delivered to the Administrative Agent a Borrowing Request for Revolving Credit Loans in an amount equal to such drawing, the Company will be deemed to have given a Borrowing Request to the Administrative Agent requesting that the Revolving Credit Lenders make Revolving Credit Loans which shall be Base Rate Loans on the date on which such drawing is honored in an amount equal to the amount of such drawing; provided that such Loans shall be subject to
                 (i) the satisfaction of the conditions in Article III and (ii) the existence of Revolving Credit Loan availability pursuant to Section 2.01(c) hereof (after giving effect to repayment of the applicable Reimbursement Obligations with the proceeds of the proposed Revolving Credit Loans). Subject to the preceding sentence, if so requested by the Administrative Agent, each of the Revolving Credit Lenders shall, on the date of such drawing, make such Revolving Credit Loans in an amount equal to such Lender's Revolving Credit Percentage of such drawing or the full amount of the unused Revolving Credit Loan available pursuant to Section 2.01(c), as applicable, the proceeds of which shall be applied directly by the Administrative Agent to reimburse the applicable Issuing Bank to the extent of such proceeds.

                          (iv) If the Company fails to reimburse the applicable Issuing Bank as provided in clause (iii) above for any reason, including, but not limited to, failure to satisfy the conditions in Article III or insufficient unused Revolving Credit Loan availability pursuant to Section 2.01(c), such Issuing Bank shall promptly notify the Administrative Agent and the Administrative Agent shall notify each Revolving Credit Lender of the unreimbursed amount of such drawing and of such Lender's respective participation therein based on such Lender's Revolving Credit Percentage. Each Revolving Credit Lender will pay to the Administrative Agent for the account of the applicable Issuing Bank on the date of such notice an amount equal to such Lender's Revolving Credit Percentage of such unreimbursed drawing (or, if such notice is made after 1:00 p.m. (Houston, Texas time) on such date, on the next succeeding Business Day). If any Revolving Credit Lender fails to make available to such Issuing Bank the amount of such Lender's participation in such Letter of Credit as provided in this clause (iv), such Issuing Bank shall be entitled to recover such amount on demand from such Lender together with interest at the Federal Funds Effective Rate for one Business Day and thereafter at the Base Rate. Nothing in this clause (iv) shall be deemed to prejudice the right of any Revolving Credit Lender to recover from such Issuing Bank any amounts made available by such Lender to such Issuing Bank pursuant to this clause (iv) if it is determined by a court of competent jurisdiction that the payment with respect to a Letter of Credit by such Issuing Bank was wrongful and such wrongful payment was the result of gross negligence or willful misconduct on the part of such Issuing Bank. The applicable Issuing Bank shall pay to the Administrative Agent and the Administrative Agent to each Revolving Credit Lender such Lender's Revolving Credit Percentage of all amounts received from the Company for payment, in whole or in part, of the Reimbursement Obligation in respect of any Letter of Credit, but only to the extent such Lender has made payment to such Issuing Bank in respect of such Letter of Credit pursuant to this clause (iv).

                          (v) The issuance by the applicable Issuing Bank of each Letter of Credit shall, in addition to the conditions precedent set forth in Article III, be subject to the conditions precedent that such Letter of Credit shall be in such form and contain such terms as shall be reasonably satisfactory to such Issuing Bank, and that the Company shall have executed and delivered such other instruments and agreements relating to such Letter of Credit as such Issuing Bank shall have reasonably requested and that are not inconsistent with the terms of this Agreement including the applicable Issuing Bank's Application therefor. In the event of a conflict between the terms of this Agreement and the terms of any Application, the terms of this Agreement shall control.

                          (vi) AS BETWEEN THE COMPANY AND ANY ISSUING BANK, THE COMPANY ASSUMES ALL RISKS OF THE ACTS AND OMISSIONS OF OR MISUSE OF THE LETTERS OF CREDIT ISSUED BY SUCH ISSUING BANK BY THE RESPECTIVE BENEFICIARIES OF SUCH LETTERS OF CREDIT. IN FURTHERANCE AND NOT IN LIMITATION OF THE FOREGOING, SUCH ISSUING BANK SHALL NOT BE RESPONSIBLE: (A) FOR THE FORM, VALIDITY, SUFFICIENCY, ACCURACY, GENUINENESS OR LEGAL EFFECT OF ANY DOCUMENT SUBMITTED BY ANY PERSON IN CONNECTION WITH THE APPLICATION FOR OR ISSUANCE OF SUCH LETTERS OF CREDIT, EVEN IF IT SHOULD IN FACT PROVE TO BE IN ANY OR ALL RESPECTS INVALID, INSUFFICIENT, INACCURATE, FRAUDULENT OR FORGED; (B) FOR THE VALIDITY OR SUFFICIENCY OF ANY INSTRUMENT TRANSFERRING OR ASSIGNING OR PURPORTING TO TRANSFER OR ASSIGN ANY SUCH LETTER OF CREDIT OR THE RIGHTS OR BENEFITS THEREUNDER OR PROCEEDS THEREOF, IN WHOLE OR IN PART, WHICH MAY PROVE TO BE INVALID OR INEFFECTIVE FOR ANY REASON; (C) FOR ERRORS, OMISSIONS,

                 INTERRUPTIONS OR DELAYS IN TRANSMISSION OR DELIVERY OF ANY MESSAGES, BY MAIL, CABLE, TELEGRAPH, TELEX OR OTHERWISE, WHETHER OR NOT THEY ARE IN CIPHER; (D) FOR ERRORS IN INTERPRETATION OF TECHNICAL TERMS; (E) FOR ANY LOSS OR DELAY IN THE TRANSMISSION OR OTHERWISE OF ANY DOCUMENT REQUIRED IN ORDER TO MAKE A DRAWING UNDER ANY SUCH LETTER OF CREDIT OR OF THE PROCEEDS THEREOF; (F) FOR THE MISAPPLICATION BY THE BENEFICIARY OF ANY SUCH LETTER OF CREDIT OF THE PROCEEDS OF ANY DRAWING UNDER SUCH LETTER OF CREDIT; AND (G) FOR ANY CONSEQUENCES ARISING FROM CAUSES BEYOND THE CONTROL OF SUCH ISSUING BANK, INCLUDING, WITHOUT LIMITATION, THE ACTIONS OF ANY GOVERNMENTAL AUTHORITY. NONE OF THE ABOVE SHALL AFFECT, IMPAIR, OR PREVENT THE VESTING OF ANY OF SUCH ISSUING BANK'S RIGHTS OR POWERS HEREUNDER. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS CLAUSE (VI), THE COMPANY SHALL NOT ASSUME ANY RISK, AND SHALL HAVE NO OBLIGATION TO INDEMNIFY AN ISSUING BANK, IN RESPECT OF ANY LIABILITY INCURRED BY SUCH ISSUING BANK ARISING PRIMARILY OUT OF THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH ISSUING BANK, AS DETERMINED BY A COURT OF COMPETENT JURISDICTION.

                          (vii) Each Issuing Bank will send to the Company and the Administrative Agent immediately upon issuance of any Letter of Credit, or an amendment thereto, a true and complete copy of such Letter of Credit, or such amendment thereto.
                 Upon issuance of any Letter of Credit or an amendment thereto, the Administrative Agent shall promptly notify each Revolving Credit Lender of the terms of such Letter of Credit or amendment thereto, the Issuing Bank for such Letter of Credit or amendment thereto, and of such Lender's Revolving Credit Percentage of the amount of such Letter of Credit or amendment thereto, and the Administrative Agent shall provide to each Revolving Credit Lender a copy of such Letter of Credit or such amendment thereto. Upon cancellation or termination of any Letter of Credit, the Issuing Bank shall promptly notify the Administrative Agent and the Company, and the Administrative Agent will then promptly notify each Revolving Credit Lender, of such cancellation or termination.

                          (viii) The obligation of the Company to reimburse each Issuing Bank for Reimbursement Obligations with regard to the Letters of Credit issued by it and the obligations of the Revolving Credit Lenders under clause (iv) shall be unconditional and irrevocable and shall be paid strictly in accordance with the terms of this Agreement and under all circumstances including, without limitation, the following circumstances:

                                  (A) any lack of validity or enforceability of any Letter of Credit;

                                  (B)    the existence of any claim, setoff,
                          defense or other right that the Company may have at any time against a beneficiary or any transferee of any Letter of Credit (or any Persons for whom any such transferee may be acting), any Lender or any other Person, whether in connection with this Agreement, the transactions contemplated herein or any unrelated transaction (including any underlying transaction between the Company or one of its Subsidiaries and the beneficiary for which the Letter of Credit was procured) other than a defense based on the gross negligence(AS OPPOSED TO ORDINARY NEGLIGENCE)or willful misconduct of such Issuing Bank, as determined by a court of competent jurisdiction;

                                  (C)      any draft, demand, certificate or
                          any other document presented under any Letter of Credit is proved to be forged, fraudulent, invalid or insufficient in any respect or any statement therein is untrue or inaccurate in any respect;

                                  (D)      any adverse change in the condition
                          (financial or otherwise) of the Company;

                                  (E)      any breach of this Agreement or any
                          other Financing Document by the Company, Administrative Agent or any Lender (other than the applicable Issuing Bank);

                                  (F)      any other circumstance or happening
                          whatsoever which is similar to any of the foregoing; provided that such other occurrence or happening is not the result of the gross negligence (AS OPPOSED TO ORDINARY NEGLIGENCE) or willful misconduct of such Issuing Bank, as determined by a court of competent jurisdiction; or

                                  (G)      the fact that a Default shall have
                          occurred and be continuing.

                 (c) Upon the request of the Company, the Administrative Agent, the Issuing Banks, the Lenders and the Company agree to negotiate in good faith to allow or to provide for the issuance of letters of credit denominated in Canadian dollars.

         Section 2.04     Disbursement of Funds.

                 (a) Availability. No later than 11:00 a.m. (Houston time) on the date of each Borrowing, each Lender will make available to the Administrative Agent such Lender's Applicable Percentage of the amount (if any) by which the principal amount of the Borrowing requested to be made on such date by such Lender exceeds the principal amount of Loans (if any) of such Lender maturing on such date, in Dollars and in immediately available funds at the Payment Office. The Administrative Agent will make available to the Company at the Payment Office the aggregate of the amounts (if any) so made available by the Lenders by depositing such amounts, in immediately available funds, to an account of the Company at the Administrative Agent designated by the Company for such purpose. To the extent that Revolving Credit Loans mature or Reimbursement Obligations are due and owing on the date of a requested Borrowing of Revolving Credit Loans, the Revolving Credit Lenders shall apply the proceeds of the Revolving Credit Loans then being made, to the extent thereof, to the repayment of such maturing Revolving Credit Loans or Reimbursement Obligations, such Revolving Credit Loans or

         Reimbursement Obligations and repayments intended to be a contemporaneous exchange.

                 (b) Funds to the Administrative Agent. Unless the Administrative Agent shall have been notified by any Applicable Lender prior to the date of a Borrowing that such Lender does not intend to make available to the Administrative Agent such Lender's Applicable Percentage of the Borrowing to be made on such date, the Administrative Agent may assume that such Lender has made such amount available to the Administrative Agent on such date, and the Administrative Agent may make available to the Company a corresponding amount. If such corresponding amount is not in fact made available to the Administrative Agent by such Lender on the date of a Borrowing, the Administrative Agent shall be entitled to recover such corresponding amount on demand from such Lender together with interest at the Federal Funds Effective Rate. If such Lender does not pay such corresponding amount forthwith upon the Administrative Agent's demand therefor, the Administrative Agent shall promptly notify the Company, and the Company shall immediately pay such corresponding amount to the Administrative Agent together with interest at the rate specified for the Borrowing which includes such amount paid. Nothing in this Section shall be deemed to relieve any Lender from its obligation to fulfill its Commitments hereunder or to prejudice any rights which the Company may have against any Lender as a result of any default by such Lender hereunder.

                 (c) Lenders' Responsibilities. No Lender shall be responsible for any default by any other Lender in its obligation to make Loans hereunder, and each Lender shall be obligated to make only such Loans provided to be made by it hereunder, regardless of the failure of any other Lender to fulfill its Commitment hereunder.

         Section 2.05     Notes and Amortization.

                 (a) Revolving Credit Notes. The Company's obligation to pay the principal of, and interest on, the Revolving Credit Loans made by each Revolving Credit Lender shall be further evidenced by the Company's issuance, execution and delivery of a Revolving Credit Note payable to the order of each such Lender in the amount of such Lender's Revolving Credit Commitment and shall be dated as of the date of issuance of such Revolving Credit Note. The principal amount of each Revolving Credit Note shall be payable on or before the Revolving Credit Maturity Date.

                 (b) Tranche A Term Notes and Amortization. The Company's obligation to pay the principal of, and interest on, the Tranche A Term Loans maintained outstanding by each Tranche A Term Loan Lender shall be further evidenced by the Company's issuance, execution and delivery of a Tranche A Term Note payable to the order of each such Lender in the principal amount of such Lender's Tranche A Term Loans, and dated as of the date of issuance of such Tranche A Term Note. The aggregate principal amount of the Tranche A Term Notes applicable to the aggregate Tranche A Term Loans of all Tranche A Term Loan Lenders shall be payable in quarterly installments of the amounts set forth below (in each case, as reduced by the application of any prepayments pursuant to Section 2.10):

                       QUARTERLY DATE             AMOUNT

                  March 31, 2000                $1,204,306.93
                  June 30, 2000                 $4,228,329.21
                  September 30, 2000            $4,228,329.21
                  December 31, 2000             $5,686,373.77
                  March 31, 2001                $5,686,373.77
                  June 30, 2001                 $5,686,373.77
                  September 30, 2001            $5,686,373.77
                  December 31, 2001             $7,144,418.31
                  March 31, 2002                $7,144,418.31
                  June 30, 2002                 $7,144,418.31
                  September 30, 2002            $7,144,418.31
                  December 31, 2002             $7,757,933.17
                  March 31, 2003                $7,757,933.17

         The first such quarterly installment shall be payable on March 31, 2000, and the remaining quarterly installments shall be payable on each Quarterly Date thereafter, with the final installment in the amount of the aggregate unpaid principal balance then owing being payable on or before the Tranche A Term Loan Maturity Date.

                 (c) Tranche B Term Notes and Amortization. The Company's obligation to pay the principal of, and interest on, the Tranche B Term Loans maintained outstanding by each Tranche B Term Loan Lender shall be further evidenced by the Company's issuance, execution and delivery of a Tranche B Term Note payable to the order of each such Lender in the principal amount of such Lender's Tranche B Term Loans, and dated as of the date of issuance of such Tranche B Term Note. The aggregate principal amount of the Tranche B Term Notes applicable to the aggregate Tranche B Term Loans of all Tranche B Term Loan Lenders shall be payable in quarterly installments in the amounts set forth below (in each case, as reduced by the application of any prepayments pursuant to Section 2.10):

            QUARTERLY DATE                     AMOUNT                       QUARTERLY DATE                    AMOUNT
          ------------------                  --------                    -------------------             ------------
          September 30, 1997                  $333,333                    March 31, 2001                      $333,333
          December 31, 1997                   $333,333                    June 30, 2001                       $333,333
          March 30, 1998                      $333,333                    September 30, 2001                  $333,333
          June 30, 1998                       $333,333                    December 31, 2001                   $333,333
          September 30, 1998                  $333,333                    March 31, 2002                      $333,333
          December 31, 1998                   $333,333                    June 30, 2002                       $333,333
          March 31, 1999                      $333,333                    September 30, 2002                  $333,333
          June 30, 1999                       $333,333                    December 31, 2002                   $333,333
          September 30, 1999                  $333,333                    March 31, 2003                      $333,333
          December 31, 1999                   $333,333                    June 30, 2003                    $30,750,004
          March 30, 2000                      $333,333                    September 30, 2003               $30,750,004
          June 30, 2000                       $333,333                    December 31, 2003                $32,500,000
          September 30, 2000                  $333,333                    March 30, 2004                   $32,500,000
          December 31, 2000                   $333,333                    June 30, 2004                    $32,500,000
                                                                          September 30, 2004               $32,500,000


         The first such quarterly installment shall be payable on September 30, 1997, and the remaining quarterly installments shall be payable on each Quarterly Date thereafter, with the final installment in the amount of the aggregate unpaid principal balance then owing being payable on or before the Tranche B Term Loan Maturity Date.

                 (d) ESOP Term Notes and Amortization. The Company's obligation to pay the principal of, and interest on, the ESOP Term Loans maintained outstanding by each ESOP Term Loan Lender is further evidenced by the Company's issuance, execution and delivery of an ESOP Term Note payable to the order of each such Lender in the principal amount of such Lender's ESOP Term Loans and dated as of the date of issuance of such ESOP Term Note. The principal amount of the aggregate ESOP Term Notes shall be payable in 13 quarterly installments (in each case as reduced by the application of any prepayments pursuant to Section 2.10), the first 12 of which will be equal installments of $406,250. The first such quarterly installment shall be payable on September 30, 1997, and the remainder shall be payable on each Quarterly Date thereafter, with the final installment in the amount of the aggregate unpaid principal balance then owing being payable on or before the ESOP Term Loan Maturity Date.

         Section 2.06     Interest.  In all cases subject to Section 8.12:

                 (a) Base Rate Loans. Subject to Section 2.06(c), the Company agrees to pay interest in respect of the unpaid principal amount of each Base Rate Loan from the date thereof until payment in full thereof at a rate per annum which shall be, for any day, equal to the sum of the Applicable Margin plus the Base Rate in effect on such day, but in no event to exceed the Highest Lawful Rate. The term "Base Rate" shall mean, for any day, the highest of (i) the Prime Rate in effect on such day, (ii) one-half of one percent ( 1/2%) plus the Federal Funds Effective Rate in effect for such day (rounded upwards, if necessary, to the nearest 1/16th of 1%), and (iii) one percent (1%) plus the Base CD Rate in effect on such day, but in no event to exceed the Highest Lawful Rate. For purposes of this Agreement, any change in the Base Rate due to a change in the Three-Month Secondary CD Rate, the Federal Funds Effective Rate, or the Prime Rate shall be effective as of the opening of business on the effective date of such change in the Three-Month Secondary CD Rate, the Federal Funds Effective Rate, or the Prime Rate, as the case may be. If for any reason the Administrative Agent shall have determined (which determination shall be conclusive and binding, absent manifest error) that it is unable to ascertain the Federal Funds Effective Rate and the Three-Month Secondary CD Rate for any reason, including but not limited to the inability of the Administrative Agent to obtain sufficient bids or publications in accordance with the terms hereof, the Base Rate shall be the Prime Rate until the circumstances giving rise to such inability no longer exist.

                 (b) Eurodollar Loans. Subject to Section 2.06(c), the Company agrees to pay interest in respect of the unpaid principal amount of each Eurodollar Loan from the date thereof until payment in full thereof at a rate per annum which shall be the sum of the relevant Applicable Margin plus the Eurodollar Rate, but in no event to exceed the Highest Lawful Rate.

                 (c) Default Interest. If the Company shall default in the payment of the principal of or interest on any Loan or any other amount becoming due hereunder or under any Financing Document, by acceleration or otherwise, the Company shall on demand from time to time pay interest, to the extent permitted by law, on such defaulted amount to but excluding the date of actual payment (after as well as before judgment) at a rate per annum equal to (a) in the case of any Eurodollar Loan, the rate that would be applicable under Section 2.06(b) to such Eurodollar Loan, plus 2% per annum, and (b) in the case of any other amount, the rate that would be applicable under
         Section 2.06(a) to a Base Rate Loan, plus 2% per annum.

                 (d) Interest Payment Dates. Interest on each Loan shall accrue from and including the date of such Loan to but excluding the date of payment in full thereof. Interest on each Eurodollar Loan shall be payable on the last day of each Interest Period applicable thereto and, in the case of an Interest Period in excess of three months, on each day which occurs every three months after the initial date of such Interest Period, and on any prepayment (on the amount prepaid), at maturity (whether by acceleration or otherwise) and, after maturity, on demand. Interest on each Base Rate Loan shall be payable on each Quarterly Date, commencing on the first of such days to occur after such Loan is made, at maturity (whether by acceleration or otherwise) and, after maturity, on demand.

                 (e) Notice by the Administrative Agent. The Administrative Agent, upon determining the Eurodollar Rate for any Interest Period, shall promptly notify by telecopy or telephone (in the case of telephonic notices, confirmed by telecopy or otherwise in writing) or in writing the Company and the Applicable Lenders.

         Section 2.07 Interest Periods. In connection with each Borrowing of Eurodollar Loans, the Company shall elect an Interest Period to be applicable to such Borrowing, which Interest Period shall begin on and include, as the case may be, the date selected by the Company pursuant to Section 2.02(a), the conversion date or the date of expiration of the then current Interest Period applicable thereto, and end on but exclude the date which is either one, two, three, six or (subject to availability by each Applicable Lender) twelve months thereafter, as selected by the Company; provided that:

                 (a) Business Days. If any Interest Period would otherwise expire on a day which is not a Business Day, such Interest Period shall expire on the next succeeding Business Day, provided, further, that if any Interest Period (other than in respect of a Borrowing of Eurodollar Loans the Interest Period of which is expiring pursuant to Section 2.15(b) hereof) would otherwise expire on a day which is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the next preceding Business Day;

                 (b) Month End. Any Interest Period which begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to Subsection (c) below, end on the last Business Day of a calendar month;

                 (c) Payment Limitations. No Interest Period shall extend beyond any date that any principal payment or prepayment is scheduled to be due unless the aggregate principal amount of Borrowings which are Borrowings of Base Rate Loans or which have Interest Periods which will expire on or before such date, less the aggregate amount of any other principal payments or prepayments due during such Interest Period, is equal to or in excess of the amount of such principal payment or prepayment; and

                 (d) Maturity Dates. No Interest Period with regard to Revolving Credit Loans shall extend beyond the Revolving Credit Maturity Date, no Interest Period with regard to Tranche A Loans shall extend beyond the Tranche A Term Loan Maturity Date, no Interest Period with regard to Tranche B Term Loans shall extend beyond the Tranche B Term Loan Maturity Date and no Interest Period with regard to ESOP Term Loans shall extend beyond the ESOP Term Loan Maturity Date.

         Section 2.08     Repayment of Loans.

                 (a) The Company hereby unconditionally promises to pay to the Administrative Agent for the account of (i) each Revolving Credit Lender, the then unpaid principal amount of each Revolving Credit Loan of such Lender on the Revolving Credit Maturity Date (or such earlier date on which the Revolving Credit Loans become due and payable which the Tranche B Term Loans become due and payable pursuant to pursuant to Article VI); (ii) each Tranche A Term Loan Lender the amounts specified in Section 2.05(b), on the dates specified in
         Section 2.05(b) (or such earlier date on which the Tranche A Term Loans become due and payable pursuant to Article VI); (iii) each Tranche B Term Loan Lender, the amounts specified in Section 2.05(c), on the dates specified in Section 2.05(c) (or such earlier date on which the Tranche B Term Loans become due and payable pursuant to Article VI); and (iv) each ESOP Term Loan Lender, the amounts specified in Section 2.05(d), on the dates specified in
         Section 2.05(d) (or such earlier date on which the ESOP Term Loans become due and payable pursuant to Article VI). The Company hereby further agrees to pay interest on the unpaid principal amount of the Loans from time to time outstanding from the date hereof until payment in full thereof at the rates per annum, and on the dates, set forth in
         Section 2.06.

                 (b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing indebtedness of the Company to such Lender resulting from each Loan of such Lender from time to time, including, without limitation, the amounts of principal and interest payable and paid to such Lender from time to time under this Agreement.

                 (c) The Administrative Agent shall maintain the Register pursuant to Section 8.07(d), and a subaccount therein for each Lender, in which shall be recorded (i) the amount of each Loan made hereunder, the Type thereof and each Interest Period, if any, applicable thereto,
         (ii) the amount of any principal or interest due and payable or to become due and payable from the Company to each Lender hereunder and
         (iii) both the amount of any sum received by the Administrative Agent hereunder from the Company and each Lender's Applicable Percentage thereof.

                 (d) The entries made in the Register and the accounts of each Lender maintained pursuant to Section 2.08(b) shall, to the extent permitted by applicable law, be prima facie evidence of the existence and amounts of the obligations of the Company therein recorded; provided, however, that the failure of any Lender or the Administrative Agent to maintain the Register or any such account, or any error therein, shall not in any manner affect the obligation of the Company to repay (with applicable interest) the Loans made to the Company by such Lender in accordance with the terms of this Agreement.

         Section 2.09 Termination or Reduction of Revolving Credit Commitments. The Company may, upon at least three Business Days' notice to the Administrative Agent, terminate entirely at any time, or partially reduce from time to time by an aggregate amount of $5,000,000 or any larger multiple of $1,000,000, the unused portions of the Revolving Credit Commitments, provided that any such reduction shall apply proportionately to the Revolving Credit Commitment of each Revolving Credit Lender. If the Revolving Credit Commitments are terminated in their entirety, all accrued commitment fees with respect thereto shall be payable on the effective date of such termination.

         Section 2.10     Prepayments.

                 (a) Mandatory Borrowing Base Prepayments. If at any time the Aggregate Revolving Credit Exposure is in excess of the Maximum Available Amount, the Company shall immediately pay to the Administrative Agent, for the account of the Revolving Credit Lenders, the amount of such excess to be applied (i) as a prepayment of the Revolving Credit Loans and Reimbursement Obligations outstanding and
         (ii) after payment in full of the Revolving Credit Loans and Reimbursement Obligations outstanding, as Cover for the Letter of Credit Liabilities in an amount of such remaining excess. Any such prepayment or Cover shall be payable or provided in full on the date on which the reduction or termination of the Commitments pursuant to
         Section 2.09 becomes effective.

                 (b)      Mandatory Term Loan Prepayments.

                          (i) On or before the 105th day after each September 30th, commencing on September 30, 1997, the Company shall deliver to each Lender the Company's calculation of its Excess Cash Flow for the Fiscal Year ended on such September 30th; provided that for purposes of this Section 2.10(b), the period ending on September 30, 1997, shall begin on August 22, 1996 and end on September 30, 1997. On the third day after delivery of the notice provided above, but in no event later than the 108th day after each September 30th, commencing September 30, 1997, the Company shall prepay (by payment to the Administrative Agent for distribution to the Term Loan Lenders as provided below) an aggregate principal amount of Term Loans equal to (A) 75% of Excess Cash Flow for any Fiscal Year (or other applicable period as provided above) if, as of the last day of the applicable Fiscal Year, the aggregate principal amount of the Tranche A Term Loans and the Tranche B Term Loans is equal to or greater than $203,000,000, and (B) 50% of Excess Cash Flow for any Fiscal Year thereafter (provided that, other Indebtedness of the Company and its Subsidiaries has not been used to effect such repayment of Term Loans); and, in the case of (A) and (B) above, less the amount of any voluntary prepayments of Term Loans made by the Company as permitted in Subsection 2.10(c) during such Fiscal Year (or other applicable period).

                          (ii) At any time the Company becomes obligated to prepay all or part of the Senior Subordinated Notes or the Additional Senior Subordinated Notes, the Company shall, prior to any prepayment of the Senior Subordinated Notes or the Additional Senior Subordinated Notes, prepay the Term Loans in full.

                          (iii)   At any time that the Company and its
                 Subsidiaries sell, lease, or otherwise dispose of any of their Property, the Company shall promptly prepay an aggregate principal amount of Term Loans equal to the amount of Net Proceeds in excess of $5,000,000 in the aggregate in any Fiscal Year, received from such sale, lease or disposal of Property, less the amount reinvested pursuant to Subsection 5.04(c)(i)(C)(2).

                          (iv) Prepayments of the Term Loans pursuant to this Section 2.10(b) shall be applied (i), so long as no Default has occurred and is continuing, to the Tranche A Term Loans and the Tranche B Term Loans (A) pro rata based on outstanding principal amount thereof at the time of such prepayment and (B) pro rata to the respective installments of principal thereof, and (ii), if a Default has occurred and is continuing, (A) pro rata (based on outstanding principal amount thereof at the time of such prepayment) to the Tranche A Term Loans, the Tranche B Term Loans and the ESOP Term Loans and (B) pro rata to the respective installments of principal thereof. Notwithstanding the foregoing, in respect of any partial prepayment of Term Loans (until such time as the Tranche A Term Loans have been repaid in full) pursuant to this Section 2.10(b), any Tranche B Term Loan Lender may, at its option, irrevocably decline receipt of its Tranche B Term Loan share of any such prepayment, and, if such lender so declines, such share shall be applied as an additional prepayment of the Tranche A Term Loans, the other Tranche B Term Loans, and ESOP Term Loans in accordance with the immediately preceding sentence, as further adjusted pursuant to the balance of this Section 2.10(b). In the case of any prepayment pursuant to clauses (i,) (ii), or (iii), the Company shall provide to the Administrative Agent written notice of such prepayment at least five Business Days prior to the date such prepayment is to be made. Any Tranche B Term Loan Lender may notify the Administrative Agent and the Company of its election to decline its Tranche B Term Loan share of all such prepayments, in which event such notice shall be effective until such Lender notifies the Administrative Agent and the Company to the contrary. Any Tranche B Term Loan Lender that wishes to decline receipt of its share of any given prepayment pursuant to this Section 2.10(b), shall promptly, and in any event no later than 10:00 a.m. (Houston, Texas time) on the date following its receipt of the notice of such prepayment, notify the Company and the Administrative Agent of such election. Any Tranche B Term Loan Lender that has not provided notice pursuant to one of the two preceding sentences prior to such 10:00 a.m. deadline shall be deemed to have elected to accept such prepayment.
                 The Administrative Agent shall promptly provide, to all such accepting Tranche B Term Loan Lenders, notice of the principal amount of the Tranche B Term Loans that such lenders have elected to decline. Any such accepting Lender may, at its option, irrevocably decline receipt of its share of any such declined shares of such prepayment (and shall indicate in such notice whether it elects to accept or decline receipt of its share of such prepayment declined by other Lenders pursuant to this sentence), and, if such Lender so declines, such share shall be applied as an additional prepayment of the Tranche A Term Loans, the other Tranche B Term Loans and the ESOP Term Loans in accordance with this Section 2.10(b). Any Tranche B Term Loan Lender that wishes to decline receipt of its share of such declined shares, shall promptly, and in any event no later than 10:00 a.m. (Houston, Texas time) on the date following receipt of the notice from the Administrative Agent regarding such declined shares, notify the Company and the Administrative Agent of such election. Any such accepting Lender that has not provided such notice prior to such 10:00 a.m. deadline shall be deemed to have elected to accept the full amount of its share of such prepayment.

                          (v) Prior to April 1, 2000, the Company shall use its Retained Cash Flow to prepay or repay first the outstanding Revolving Credit Loans and second to prepay the Term Loans, such prepayments to be applied as provided in
                 Section 2.10(b)(iv).

                 (c) Voluntary Prepayments. The Company may, at its option, at any time and from time to time, prepay the Loans and the Reimbursement Obligations, in whole or in part, upon giving, in the case of any Revolving Credit Loan that is a Eurodollar Loan, or any Term Loan, three Business Days' prior written notice to the Administrative Agent, and, in the case of any Revolving Credit Loan that is a Base Rate Loan, prior written notice on the same Business Day to the Administrative Agent. Such notice shall specify (i) in the case of any prepayment of Loans, the date and amount of prepayment and whether the prepayment is (A) of Term Loans or Revolving Credit Loans, or a combination thereof and (B) of Eurodollar Loans, Base Rate Loans or a combination thereof, and, in each case if a combination thereof, the principal amount allocable to each; (ii) in the case of any prepayment of Reimbursement Obligations, the date and amount of prepayment, the identity of the applicable Letter of Credit or Letters of Credit and the amount allocable to each of such Reimbursement Obligations; and (iii) in the case of the prepayment of Term Loans, whether the Company shall approve the election, if any, of the Tranche B Term Loan Lenders to decline their share of any such prepayment as further provided in this Section 2.10(c). Upon receipt of such notice, the Administrative Agent shall promptly notify each Applicable Lender of the contents thereof and of such Lender's Applicable Percentage of such prepayment and, in the case of any Tranche B Term Loan Lender, whether or not the Company has elected to permit each Tranche B Term Loan Lender to, at its option, decline its Tranche B Term Loan share of such prepayment. If any such notice is given, the amount specified in such notice shall be due and payable on the date specified therein, together with (if a Eurodollar Loan is prepaid other than at the end of the Interest Period applicable thereto) any amounts payable pursuant to Section 2.18 and, in the case of prepayments of the Term Loans only, accrued interest to such date on the amount prepaid. Prepayments of (i) the Term Loans pursuant to this Section 2.10(c) shall be applied (A) so long as no Default has occurred and is continuing, first, to the Tranche A Term Loans and the Tranche B Term Loans (x) pro rata based on outstanding principal amount thereof at the time of such prepayment and (y) pro rata to the respective installments of principal thereof, and (B) if a Default has occurred and is continuing, (x) pro rata (based on outstanding principal amount thereof at the time of such prepayment) to the Tranche A Term Loans, the Tranche B Term Loans and the ESOP Term Loans and (y) pro rata to the respective installments of principal thereof, and (ii) the Revolving Credit Loans and the Reimbursement Obligations pursuant this Section shall (unless the Company otherwise directs) be applied, first, to payment of the Revolving Credit Loans then outstanding, second, to payment of any Reimbursement Obligations then outstanding and, last, to Cover any outstanding Letter of Credit Liability. Notwithstanding the foregoing and subject to the Company's approval described above, in respect of any partial prepayment of Term Loans (until such time as the Tranche A Term Loans have been repaid in full) pursuant to this Section 2.10(c), any Tranche B Term Loan Lender may, at its option, irrevocably decline receipt of its Tranche B Term Loan share of any such prepayment, and, if such lender so declines, such share shall be applied as an additional prepayment of the Tranche A Term Loans, the other Tranche B Term Loans, and the ESOP Term Loans in accordance with the immediately preceding sentence, as further adjusted pursuant to balance of this Section 2.10(c). Any Tranche B Term Loan Lender may notify the Administrative Agent and the Company of its election to decline its Tranche B Term Loan share of all such prepayments, in which event such notice shall be effective until such Lender notifies the Administrative Agent and the Company to the contrary. Any Tranche B Term Loan Lender that wishes to decline receipt of its share of any given prepayment pursuant to this Section 2.10(c), shall promptly, and in any event no later than 10:00 a.m. (Houston, Texas time) on the date following receipt of its notice of such prepayment, notify the Company and the Administrative Agent of such election. Any Tranche B Term Loan Lender that has not provided notice pursuant to one of the two preceding sentences prior to such 10:00 a.m. deadline shall be deemed to have elected to accept such prepayment. The Administrative Agent shall promptly provide, to all such accepting Tranche B Term Loan Lenders, notice of the principal amount of the Tranche B Term Loans that such lenders have elected to decline. Any such accepting Lender may, at its option, irrevocably decline receipt of its share of any such declined shares of such prepayment (and shall indicate in such notice whether it elects to accept or decline receipt of its share of such prepayment declined by such other lenders pursuant to this sentence), and, if such Lender so declines, such share shall be applied as an additional prepayment of the Tranche A Term Loans, the other Tranche B Term Loans and the ESOP Term Loans in accordance with this Section 2.10(c). Any Tranche B Term Loan Lender that wishes to decline receipt of its share of the reallocation of such declined shares, shall promptly, and in any event no later than 10:00 a.m. (Houston, Texas time) on the date following receipt of the notice from the Administrative Agent regarding such declined shares, notify the Company and the Administrative Agent of such election. Any such accepting Lender that has not provided such notice prior to such 10:00 a.m. deadline shall be deemed to have elected to accept the full amount of its share of such prepayment. Each prepayment of Base Rate Loans shall be in the minimum principal amount of $1,000,000 and in integral multiples of $100,000 and each prepayment of Eurodollar Loans shall be in the minimum principal amount of $3,000,000 and in integral multiples of $100,000 or, in the case of either Base Rate Loans or Eurodollar Loans, the aggregate principal balance outstanding on the Term Loans or on the Revolving Credit Loans and the Reimbursement Obligations, as applicable.

                 (d) Notice by Administrative Agent. Upon receipt of a notice of prepayment pursuant to this Section, the Administrative Agent shall promptly notify each Applicable Lender of the contents thereof and of such Lender's ratable share of such prepayment.

         Section 2.11     Continuation and Conversion Options.

                 (a) Continuation. The Company may elect to continue all or any part of any Borrowing of Eurodollar Loans beyond the expiration of the then current Interest Period relating thereto by giving Advance Notice (which shall be irrevocable) to the Administrative Agent of such election, specifying the Eurodollar Loans or portion thereof to be continued and the Interest Period therefor. In the absence of such a timely and proper election with regard to Eurodollar Loans, the Company shall be deemed to have elected to convert such Eurodollar Loans to Base Rate Loans pursuant to Subsection 2.11(d).

                 (b) Amounts of Continuations. All or part of any Eurodollar Loans may be continued as provided herein, provided that any continuation of such Loans shall not be (as to each Borrowing of such Loans as continued for an applicable Interest Period) less than $3,000,000 and shall be in an integral multiple of $100,000.

                 (c) Continuation or Conversion Upon Default. If no Default shall have occurred and be continuing, each Eurodollar Loan may be continued or converted as provided in this Section. If a Default shall have occurred and be continuing, the Company shall not have the option to elect to continue any such Eurodollar Loan pursuant to Subsection 2.11(a) or to convert Base Rate Loans to Eurodollar Loans pursuant to Subsection 2.11(e).

                 (d) Conversion to Base Rate. The Company may elect to convert any Eurodollar Loan on the last day of the then current Interest Period relating thereto to a Base Rate Loan by giving Advance Notice to the Administrative Agent of such election.

                 (e) Conversion to Eurodollar Rate. The Company may elect to convert any Base Rate Loan at any time or from time to time to a Eurodollar Loan by giving Advance Notice (which shall be irrevocable) to the Administrative Agent of such election, specifying each Interest Period therefor.

                 (f) Amounts of Conversions. All or any part of the outstanding Loans may be converted as provided herein, provided that any conversion of such Loans shall not result in a Borrowing of Eurodollar Loans in an amount less than $3,000,000 and in integral multiples of $100,000.

         Section 2.12     Fees.

                 (a) Revolving Credit Commitments. The Company shall pay to the Administrative Agent for the account of and distribution to each Revolving Credit Lender in accordance with its Revolving Credit Percentage a commitment fee for the period commencing on the STX Closing Date, to and including the Revolving Credit Maturity Date (or such earlier date as the Revolving Credit Commitments shall have been terminated entirely) computed at the rate per annum equal to the Applicable Commitment Fee Percentage on the average daily excess amount of the Revolving Credit Commitments over the Revolving Credit Exposure. The commitment fees on the Revolving Credit Commitments earned from and after the STX Effective Date shall be payable in arrears on each Quarterly Date, commencing on the first Quarterly Date to occur after the STX Closing Date.

                 (b)      Letters of Credit.

                          (i) As consideration for acting as the Issuing Bank with respect to any Letter of Credit, the Company will pay to the applicable Issuing Bank a fee to be agreed upon between the Company and the applicable Issuing Bank not to exceed .25% per annum on the daily average amount available for drawing on the applicable Letter of Credit, payable in arrears on each Quarterly Date. The Company shall also pay to the Issuing Bank, with respect to any issuance, amendment, transfer, or cancellation prior to expiration of any Letter of Credit and for each drawing made thereunder, documentary and processing charges in accordance with the Issuing Bank's standard schedule for such charges in effect at the time of, and payable at the time of, such issuance, amendment, transfer, cancellation or drawing, as the case may be. All fees payable pursuant to this clause (i) shall be retained by the applicable Issuing Bank.

                          (ii) The Company will pay to the Administrative Agent for the account of and pro rata distribution to each Revolving Credit Lender a fee on the daily average amount available for drawings under each Letter of Credit, in each case for the period from and including the date of issuance of such Letter of Credit to and excluding the date of expiration or termination thereof computed at a per annum rate for each day equal to the Applicable Margin for Revolving Credit Loans that are Eurodollar Loans in effect on such day, payable in arrears on each Quarterly Date.

                 (c) Administrative Agent and Documentation Agent Fees. The Company shall pay to the Agents such fees as are set forth in the Fee Letter and the AFB Fee Letter, as the same has been or may be hereafter amended or supplemented, on the dates and in the manner specified therein.

         Section 2.13     Payments, etc.

                 (a) Without Setoff, etc. Except as otherwise specifically provided herein, all payments under this Agreement shall be made to the Administrative Agent on behalf of the Applicable Lenders without defense, setoff or counterclaim to the Administrative Agent not later than 11:00 a.m. Houston time on the date when due and shall be made in Dollars in immediately available funds at the Payment Office; provided, that, to the extent that the Company has provided Advance Notice with respect to a Borrowing of Revolving Credit Loans and has instructed that the proceeds of such Borrowing is to be used to repay installments of Term Loans due on the date of such Borrowing, then so long as all conditions for such Borrowing have been met, any such installments shall, to the extent of such Borrowing, be considered repaid by 11:00 a.m. on the date of such Borrowing regardless of when the Administrative Agent actually receives such funds from the Lenders; provided, further, that the foregoing proviso shall not modify the obligations of the Company provided in Section 2.04(b). The Administrative Agent will promptly thereafter distribute funds in the form received relating to the payment of principal or interest or commitment fees ratably to the Applicable Lenders for the account of their respective Lending Offices, and funds in the form received relating to the payment of any other amount payable to any Lender to such Lender for the account of its Lending Office.

                 (b) Non-Business Days. Whenever any payment to be made hereunder or under any Note shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day (except as otherwise provided in Section
         2.07 hereof) and, with respect to payments of principal, interest thereon shall be payable at the applicable rate during such extension.

                 (c) Computations. All computations of interest shall be made on the basis of a year of 360 days (unless such calculation would result in a usurious rate, in which case interest shall be calculated on the basis of a year of 365 or 366 days, as the case may be) in the case of Eurodollar Loans or Base Rate Loans that are based upon the Federal Funds Effective Rate or the Base CD Rate, and 365 or 366 days (as the case may be) in the case of Base Rate Loans that are based upon the Prime Rate, and all computations of fees shall be made on the basis of a year of 360 days (unless such calculation would result in a usurious rate, in which case interest shall be calculated on the basis of a year of 365 or 366 days, as the case may be), in each case for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest or fees are payable. Each determination by the Administrative Agent of an interest rate or fee hereunder shall, except for manifest error, be final, conclusive and binding for all purposes, provided that such determination shall be made in good faith in a manner generally consistent with the Administrative Agent's standard practice. If the Administrative Agent and the Company determine that manifest error exists, said parties shall correct such error by way of an adjustment to the payment due on the next Quarterly Date.

         Section 2.14 Interest Rate Not Ascertainable, etc. In the event that the Administrative Agent shall have determined (which determination shall be reasonably exercised and shall, absent manifest error, be final, conclusive and binding upon all parties) that on any date for determining the Eurodollar Rate for any Interest Period, by reason of any changes arising after the date of this Agreement affecting the interbank Eurodollar market, or any Lender's position in such market, adequate and fair means do not exist for ascertaining the applicable interest rate on the basis provided for in the definition of Eurodollar Rate, then, and in any such event, the Administrative Agent shall forthwith give notice (by telephone confirmed in writing) to the Company and to the Lenders of such determination. Until the Administrative Agent notifies the Company that the circumstances giving rise to the suspension described herein no longer exist, the obligations of the Lenders to make Eurodollar Loans shall be immediately suspended; any Borrowing of Eurodollar Loans that is requested (by continuation, conversion or otherwise) shall instead be made as a Borrowing of Base Rate Loans, and any outstanding Eurodollar Loan shall be converted, on the last day of the then current Interest Period applicable thereto, to a Base Rate Loan.

         Section 2.15     Illegality.

                 (a) Determinations of Illegality. In the event that any Lender shall have determined (which determination shall be reasonably exercised and shall, absent manifest error, be final, conclusive and binding upon all parties) at any time that the making or continuance of any Eurodollar Loan has become unlawful as a result of compliance by such Lender in good faith with any applicable law, governmental rule, regulation, guideline or order (whether or not having the force of law and whether or not failure to comply therewith would be unlawful), then, in any such event, the Lender shall give prompt notice (by telephone confirmed in writing) to the Company and to the Administrative Agent of such determination (which notice the Administrative Agent shall promptly transmit to the other Lenders).

                 (b) Eurodollar Loans Suspended. Upon the giving of the notice to the Company referred to in Subsection (a) above, (i) the Company's right to request (by continuation, conversion or otherwise) and such Lender's obligation to make Eurodollar Loans shall be immediately suspended, and thereafter, any requested Borrowing of Eurodollar Loans shall, as to such Lender only, be deemed to be a request for a Base Rate Loan, and (ii) if the affected Eurodollar Loan or Loans are then outstanding, the Company shall immediately, or if permitted by applicable law, no later than the date permitted thereby, upon at least one Business Day's written notice to the Administrative Agent and the affected Lender, convert each such Eurodollar Loan into a Base Rate Loan, provided that if more than one Lender is affected at any time, then all affected Lenders must be treated the same pursuant to this Subsection.

         Section 2.16     Increased Costs.

                 (a) Eurodollar Regulations, etc. If, by reason of (x) after the date hereof, the introduction of or any change (including, but not limited to, any change by way of imposition or increase of reserve requirements) in or in the interpretation of any law or regulation, or (y) the compliance with any guideline or request issued by any central bank or other governmental authority or quasi-governmental authority exercising control over banks or financial institutions generally that becomes effective after the STX Closing Date (whether or not having the force of law):

                          (i) any Lender (or its applicable Lending Office) shall be subject to any tax, duty or other charge with respect to its Eurodollar Loans or its obligation to make Eurodollar Loans, or shall change the basis of taxation of payments to any Lender of the principal of or interest on its Eurodollar Loans or its obligation to make Eurodollar Loans (except for changes in the rate of tax on the overall net income or gross receipts of such Lender or its applicable Lending Office imposed by the jurisdiction in which such Lender's principal executive office or applicable Lending Office is located); or

                          (ii) any reserve (including, but not limited to, any imposed by the Board of Governors of the Federal Reserve System, but excluding any such reserve requirement that is reflected in the Eurodollar Rate), special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender or its applicable Lending Office shall be imposed or deemed applicable or any other condition affecting its Eurodollar Loans or its obligations to make Eurodollar Loans shall be imposed on any Lender or its applicable Lending Office or the interbank Eurodollar market or the secondary certificate of deposit market;

         and as a result thereof there shall be any increase in the cost to such Lender of agreeing to make or making, funding or maintaining Eurodollar Loans (except to the extent already included in the determination of the applicable Eurodollar Rate) or there shall be a reduction in the amount received or receivable by such Lender or its applicable Lending Office, then the Company shall from time to time, upon written notice from and demand by such Lender (with a copy of such notice and demand to the Administrative Agent), pay to such Lender, within 30 days after the date specified in such notice and demand, additional amounts determined by such Lender in a reasonable manner to be sufficient to indemnify such Lender against such increased cost. A certificate as to the amount of such increased cost and the calculation thereof, submitted to the Company and the Administrative Agent by such Lender, shall, except for manifest error, be final, conclusive and binding for all purposes, provided that the determination of such amount shall be made in good faith in a manner generally consistent with such Lender's standard practice.

                 (b) Costs. If any Lender shall advise the Administrative Agent that at any time, because of the circumstances described in clauses (x) or (y) in Subsection 2.16(a) or any other circumstances arising after the STX Effective Date affecting such Lender or the interbank Eurodollar market or such Lender's position in such market, the Eurodollar Rate, as determined in good faith by the Administrative Agent, will not adequately and fairly reflect the cost to such Lender of funding its Eurodollar Loans, then, and in any such event:

                          (i) the Administrative Agent shall forthwith give notice (by telephone confirmed in writing) to the Company and to the Lenders of such advice;

                          (ii) the Company's right to request a Borrowing of Eurodollar Loans from such Lender and such Lender's obligation to make Eurodollar Loans shall be immediately suspended, any such Borrowing of Eurodollar Loans that is requested (by continuation, conversion or otherwise) shall, as to such Lender only, be deemed to be a request for a Base Rate Loan, and any such outstanding Eurodollar Loan from such Lender shall be converted, on the last day of the then current Interest Period applicable thereto, to a Base Rate Loan.

                 (c) Capital Adequacy. If, by reason of (i) after the date hereof, the introduction of or any change (including, but not limited to, any change by way of imposition or increase of reserve requirements) in or in the interpretation of any law or regulation, or
         (ii) the compliance with any guideline or request issued by any central bank or other governmental authority or quasi-governmental authority exercising control over banks or financial institutions generally that becomes effective after the STX Closing Date (whether or not having the force of law), affects or would affect the amount of capital required to be maintained by any Lender or any corporation controlling such Lender, and the amount of such capital is increased by or based upon the existence of such Lender's Loans or such Lender's Commitment to lend hereunder and other commitments of this type or of the Letters of Credit (or similar contingent obligations), then, within 30 days after written request therefor by such Lender (with a copy of such request to the Administrative Agent), the Company shall pay to such Lender, from time to time as specified by such Lender, additional amounts sufficient to compensate such Lender for the increased cost of such additional capital in light of such circumstances, to the extent that such Lender reasonably determines such increase in capital to be allocable to the existence of such Lender's Loans or such Lender's Commitment to lend hereunder or to the issuance or maintenance of the Letters of Credit. A certificate as to such amounts and the calculation thereof, submitted to the Company and the Administrative Agent by such Lender, shall be conclusive and binding for all purposes, absent manifest error, provided that the determination of such amount shall be made in good faith in a manner generally consistent with such Lender's standard practice.

                 (d) Issuing Bank. The rights and benefits of the Lenders under this Section 2.16 shall also apply to any Issuing Bank in its capacity as such.

                 (e) Notice. The Company shall not be obligated to compensate any Lender pursuant to this Section 2.16 for any amounts attributable to a period more than one year prior to the giving of notice by such Lender to the Company of its intention to seek compensation under this Section 2.16.

         Section 2.17 Change of Lending Office. Each Lender agrees that it will use reasonable efforts to designate an alternate Lending Office with respect to any of its Eurodollar Loans affected by the matters or circumstances described in Sections 2.14, 2.15 or 2.16 to reduce the liability of the Company or avoid the results provided thereunder, so long as such designation is not disadvantageous to such Lender as determined by such Lender in its sole discretion; provided that such Lender shall have no obligation to so designate an alternate Lending Office located in the United States.

         Section 2.18 Funding Losses. The Company shall compensate each Lender, upon its written request (which request shall set forth the basis for requesting such amounts and shall, absent manifest error, be final, conclusive and binding upon all of the parties hereto), for all losses, expenses and liabilities (including, but not limited to, any interest paid by such Lender to lenders of funds borrowed by it to make or carry its Eurodollar Loans to the extent not recovered by the Lender in connection with the re-employment of such funds and excluding loss of anticipated profits), which the Lender may sustain:
(i) if for any reason (other than a default by such Lender) a Borrowing of Eurodollar Loans does not occur on the date specified therefor in a Borrowing Request (whether or not withdrawn), including, but not limited to a failure by the Company to fulfill on the date of any Borrowing of Eurodollar Loans the conditions set forth in Article III, or to convert or continue any Eurodollar Loan hereunder after irrevocable notice of such conversion or continuation has been given pursuant to Section 2.11 (ii), if any payment, prepayment or conversion of any of its Eurodollar Loans required or permitted by any other provision of this Agreement or otherwise, or any assignment of a Eurodollar Loan pursuant to Section 2.22, in each case is made or deemed made on a date which is not the last day of the Interest Period applicable thereto, or (iii) if, for any reason, the Company defaults in its obligation to repay its Eurodollar Loans or interest accrued thereon as and when due and payable (at the due date thereof, whether at scheduled maturity, by acceleration, irrevocable notice of prepayment or otherwise).

         Section 2.19 Sharing of Payments, etc. If any Lender shall obtain any payment or reduction (including, but not limited to, any amounts received as adequate protection of a deposit treated as cash collateral under the Bankruptcy Code) of any obligation of the Company hereunder (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) in excess of its ratable share of payments or reductions on account of such obligations obtained by all the Lenders, such Lender shall forthwith (i) notify each of the other Lenders and the Administrative Agent of such receipt, and
(ii) purchase from the other Lenders such participations in the affected obligations as shall be necessary to cause such purchasing Lender to share the excess payment or reduction, net of costs incurred in connection therewith, ratably with each of them, provided that if all or any portion of such excess payment or reduction is thereafter recovered from such purchasing Lender or additional costs are incurred, the purchase shall be rescinded and the purchase price restored to the extent of such recovery or such additional costs, but without interest. The Company agrees that any Lender so purchasing a participation from another Lender pursuant to this Section may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Lender were the direct creditor of the Company in the amount of such participation.






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         Section 2.20     Taxes.

                 (a) Payments Free and Clear. Any and all payments by the Company under this Agreement or any other Financing Document shall be made, in accordance with Section 2.13, free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Lender, the Administrative Agent and each Issuing Bank, taxes imposed on its income, and franchise or similar taxes imposed on it, by (i) any jurisdiction (or political subdivision thereof) of which the Administrative Agent, such Issuing Bank or such Lender, as the case may be, is a citizen or resident or in which such Lender has a permanent establishment (or is otherwise engaged in the active conduct of its banking business through an office or a branch) which is such Lender's applicable Lending Office, (ii) the jurisdiction (or any political subdivision thereof) in which the Administrative Agent, such Issuing Bank or such Lender is organized, or (iii) any jurisdiction (or political subdivision thereof) in which such Lender, such Issuing Bank or the Administrative Agent is presently doing business which taxes are imposed solely as a result of doing business in such jurisdiction (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities so arising out of payments by the Company being hereinafter referred to as "Taxes"). If the Company shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder to the Lenders, the Issuing Banks or the Administrative Agent (i) the sum payable shall be increased by the amount necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.20) such Lender, such Issuing Bank or the Administrative Agent (as the case may be) shall receive an amount equal to the sum it would have received had no such deductions been made, (ii) the Company shall make such deductions and (iii) the Company shall pay the full amount deducted to the relevant taxing authority or other Governmental Authority in accordance with applicable law.

                 (b) Other Taxes. In addition, the Company agrees to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies that arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement, any Assignment and Acceptance or any other Financing Document (hereinafter referred to as "Other Taxes").

                 (c) Indemnification. The Company will indemnify each Lender, each Issuing Bank and the Administrative Agent for the full amount of Taxes and Other Taxes (including, but not limited to, any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section 2.20) paid by such Lender or such Issuing Bank or the Administrative Agent (on their behalf or on behalf of any Lender), as the case may be, and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. Any payment pursuant to such indemnification shall be made within 30 days after the date any Lender, any Issuing Bank or the Administrative Agent, as the case may be, makes written demand therefor. If a Lender, an Issuing Bank or the Administrative Agent shall become aware that it is entitled to claim a refund from a Governmental Authority in respect of Taxes or Other Taxes as to which it has been indemnified by the Company, or with respect to which the Company has paid additional amounts, pursuant to this Section 2.20, it shall promptly notify the Company of the availability of such claim and shall, within 30 days after receipt of a request by the Company, make a claim to such Governmental Authority for such refund at the Company's expense. If a Lender, an Issuing Bank or the Administrative Agent receives a refund in respect of any Taxes or Other Taxes with respect to which the Company has paid additional amounts pursuant to this Section 2.20, it shall within 30 days from the date of such receipt pay over such refund to the Company (but only to the extent of indemnity payments made, or additional amounts paid, by the Company under this Section 2.20 with respect to the Taxes or Other Taxes giving rise to such refund), net of all outofpocket expenses of such Lender, such Issuing Bank or the Administrative Agent and without interest (other than interest paid by the relevant Governmental Authority with respect to such refund); provided, however, that the Company, upon the request of such Lender, such Issuing Bank or the Administrative Agent, agrees to repay the amount paid over to the Company (plus penalties, interest or other charges payable to the relevant Governmental Authority) to such Lender, such Issuing Bank or the Administrative Agent in the event such Lender, such Issuing Bank or the Administrative Agent is required to repay such refund to such Governmental Authority.

                 (d) Receipts. Within 30 days after the date of any payment of Taxes or Other Taxes withheld by the Company in respect of any payment to any Lender, any Issuing Bank or the Administrative Agent, the Company will furnish to the Administrative Agent the original or a certified copy of a receipt evidencing payment thereof.

                 (e) Survival. Without prejudice to the survival of any other agreement contained herein, the agreements and obligations contained in this Section 2.20 shall survive the payment in full of principal and interest hereunder.

                 (f) Lender Representations and Agreements. As of the date on which any Lender becomes a party hereto, such Lender represents that it is either (i) a corporation organized under the laws of the United States of America or any state thereof (ii) entitled to complete exemption from United States withholding tax imposed on or with respect to any payments, including fees, to be made to it pursuant to this Agreement or (iii) entitled to complete exemption from United States withholding tax on interest imposed on or with respect to any payments of interest to be made pursuant to this Agreement (A) under an applicable provision of a tax convention to which the United States of America is a party (B) because it is acting through a branch, agency or office in the United States of America and any payment to be received by it hereunder is effectively connected with a trade or business in the United States of America or (C) because it is a recipient of portfolio interest within the meaning of
         Section 871(h) or 881(c) of the Code. Each Lender that is not a corporation organized under the laws of the United States of America or any state thereof shall:

                          (x) provide to the Company and the Administrative
                 Agent on or before the date of any payment by the Company hereunder, or on the date of its delivery of the Assignment and Acceptance pursuant to which it becomes a Lender, and at such other times as required by United States law or as the Company or the Administrative Agent shall reasonably request, two accurate and complete original signed copies of either (A) Internal Revenue Service Form 4224 (or successor form) certifying that all payments to be made to it hereunder will be effectively connected to a United States trade or business (the "Form 4224 Certification"), or (B) Internal Revenue Service Form 1001 (or successor form) certifying that it is entitled to the benefit of a provision of a tax convention to which the United States of America is a party which completely exempts from United States withholding tax all payments to be made to it hereunder (the "Form 1001 Certification"). In addition, each Lender agrees that if it previously filed a Form 4224 Certification it will deliver to the Company and the Administrative Agent a new Form 4224 Certification prior to the first payment date occurring in each of its subsequent taxable years (or such other date as may be required in compliance with applicable law); and if it previously filed a Form 1001 Certification, it will deliver to the Company and the Administrative Agent a new certification prior to the first payment date falling in the third year following the previous filing of such certification (or such other date as may be required in compliance with applicable law); or

                          (y) in the case of any such Lender that is not a "bank" within the meaning of Section 881(c)(3)(A) of the Code,
                 (i) furnish to the Company on or before the date of any payment by the Company, with a copy to the Administrative Agent, (A) a certificate substantially in the form of Exhibit I (any such certificate a "U.S. Tax Compliance Certificate") and (B) two accurate and complete original signed copies of Internal Revenue Service Form W-8, or successor applicable form certifying to such Lender's legal entitlement at the date of such certificate to an exemption from U.S. withholding tax under the provisions of Section 881(c) of the Code with respect to payments of interest to be made under this Agreement, any Notes or other Financing Documents (and to deliver to the Company and the Administrative Agent two further copies of such form on or before the date it expires or becomes obsolete and after the occurrence of any event requiring a change in the most recently provided form and, if necessary, obtain any extensions of time reasonably requested by the Company or the Administrative Agent for filing and completing such forms) and (ii) agree, to the extent legally entitled to do so, upon reasonable request by the Company, to provide to the Company (for the benefit of the Company and the Administrative Agent) such other forms as may be reasonably required in order to establish the legal entitlement of such Lender to an exemption from withholding with respect to payments of interest under this Agreement, any Notes or other Financing Documents, provided that in determining the reasonableness of a request under this clause (iii) such Lender shall be entitled to consider the cost (to the extent unreimbursed by the Company) which would be imposed on such Lender of complying with such request.

         Each Lender also agrees to deliver to the Company and the Administrative Agent such other or supplemental forms as may at any time be required as a result of changes in applicable law or regulation in order to confirm or maintain in effect its entitlement to exemption from United States withholding tax on any payments hereunder, provided that the circumstances of the Lender at the relevant time and applicable laws permit it to do so. Except as provided immediately below, if a

         Lender is organized under the laws of a jurisdiction outside the United States of America, unless the Company and the Administrative Agent have received a Form 1001 Certification, Form 4224 Certification, or an Internal Revenue Service Form W-8 and a U.S. Tax Compliance Certificate, as applicable, satisfactory to them indicating that all payments, or in the case of a Lender providing such forms as are required under Section 2.20(f)(y) hereof, all payments of interest, to be made to such Lender hereunder are not subject to United States withholding tax, the Company shall be entitled to withhold taxes from such payments at the applicable statutory rate, provided that such withholding shall not increase the amount of payments for the account of such Lender to be made by the Company pursuant to Subsection 2.20(a). If a Lender determines, as a result of any change in either (i) applicable law, regulation or treaty, or in any official application thereof or (ii) its circumstances, that it is unable to submit any form or certificate that it is obligated to submit pursuant to this Section, or that it is required to withdraw or cancel any such form or certificate previously submitted, it shall promptly notify the Company and the Administrative Agent of such fact and the Company shall be entitled to withhold taxes from such payments at the applicable statutory rate, it being understood that such withholding shall increase the amount of payments for the account of such Lender to be made by the Company pursuant to Section 2.20(a). Each Lender agrees to indemnify and hold the Administrative Agent harmless from any United States taxes, penalties, interest and other expenses, costs and losses incurred or payable by the Administrative Agent (i) as a result of such Lender's failure to submit any form or certificate that it is required to provide pursuant to this Section or
         (ii) as a result of the Administrative Agent's reliance on any such form or certificate which such Lender has provided to it pursuant to this Section. Each Person that shall become a Lender or a Participant pursuant to Section 8.07 shall, upon the effectiveness of the related transfer, be required to provide all of the forms, certifications and statements required pursuant to this Section, provided that in the case of a Participant the obligations of such Participant were it a Lender except that such Participant shall furnish all such required forms, certifications and statements to the Lender from which the related participation shall have been purchased.

                 (g) Efforts to Avoid or Reduce. Any Lender claiming any additional amounts payable pursuant to this Section 2.20 shall use reasonable efforts (consistent with legal and regulatory restrictions) to file any certificate or document requested by the Company or the Administrative Agent or to change the jurisdiction of its applicable Lending Office or to contest any tax imposed if the making of such a filing or change or contesting such tax would avoid the need for or reduce the amount of any such additional amounts that may thereafter accrue and would not, in the sole determination of such Lender, be otherwise disadvantageous to such Lender.

         Section 2.21     Pro Rata Treatment.   Subject to Section 2.04(b),
each Borrowing of Revolving Credit Loans shall be made, each payment on account of any commitment fee in respect of the Revolving Credit Commitments hereunder shall be allocated by the Administrative Agent, and any reduction of the Revolving Credit Commitments of the Lenders shall be allocated by the Administrative Agent, pro rata according to the relevant Revolving Credit Percentages of the Lenders. Subject to Section 2.04(b), each payment (including each prepayment) on account of principal of and interest on any Revolving Credit Loans shall be allocated by the Administrative Agent pro rata according to the respective outstanding principal amounts of such Revolving Credit Loans then held by the Revolving Credit Lenders. Except as otherwise provided in Sections 2.10(b) and (c), each payment on account of principal of and interest on any Term Loans shall be allocated by the Administrative Agent pro rata according to the respective outstanding principal amounts of such Term Loans then held by the Term Loan Lenders. All proceeds (including proceeds from the realization upon the Collateral) received after acceleration of the maturity of the Loans, shall be applied first to reimbursement of expenses and indemnities provided for in this Agreement and the Financing Documents; second, to other Lender Indebtedness (including, without limitation, Letter of Credit Liabilities) until repaid in full pro rata to each Lender in accordance with its Total Credit Percentage; and, third, to any other Person entitled to receive such proceeds in accordance with applicable law.

         Section 2.22 Replacement of Lenders. If any Lender does not make a Eurodollar Loan pursuant to Section 2.15, is subject to increased costs pursuant to Section 2.16, fails to designate an alternate Lending Office pursuant to Section 2.17, or is owed or reasonably anticipates being owed additional amounts pursuant to Section 2.20 and fails to take action required under Subsection 2.20(g) to avoid or reduce any such additional amounts, the Company shall have the right, if no Default then exists, to replace such Lender with another bank or financial institution with the consent of the Administrative Agent, which consent shall not be unreasonably withheld, provided that (i) the obligations of the Company owing to the Lender being replaced (including such increased costs) that are not being assigned to the replacement lender shall be paid in full to the Lender being replaced concurrently with such replacement lender, (ii) the replacement lender shall execute an Assignment and Acceptance pursuant to which it shall become a party hereto as provided in Section 8.07(c), and (iii) upon compliance with the provisions for assignment provided in Section 8.07(c) and the payment of amounts referred to in clause (i), the replacement lender shall constitute a "Lender" hereunder and the Lender being so replaced shall no longer constitute a "Lender" hereunder.


                                  ARTICLE III

                        CONDITIONS TO BORROWINGS AND TO
                      PURCHASE, RENEWAL AND REARRANGEMENT

         The obligation of each Applicable Lender to make a Revolving Credit Loan, each Applicable Lender to maintain its Term Loans or an Issuing Bank to issue a Letter of Credit hereunder is subject to the satisfaction of the following conditions:

         Section 3.01 Closing. (a) With respect to the prior closings of the Original Credit Agreement and the AFB Acquisition Credit Agreement, the Company delivered to the Administrative Agent (unless waived by the Administrative Agent) all instruments, certificates and opinions referred to in
Section 3.02 not theretofore delivered and the Company delivered to the Administrative Agent (unless waived by the Administrative Agent) on the same day as the closing of the AFB Acquisition Credit Agreement, all instruments, certificates and opinions referred to in Section 3.03 not theretofore delivered; and

         (b) With respect to the closing of this Agreement, the Company shall have delivered to the Administrative Agent (unless waived by the Administrative Agent) on the Restated Closing Date, which shall be a Business Day, all instruments, certificates and opinions referred to in this Section 3.01(b) not theretofore delivered:

                 (i) Term Notes- A duly completed and executed Term Note for each Applicable Lender and in each case dated as of the Restated Closing Date, and payable to the order of such Applicable Lender;

                 (ii)     Resolutions and Incumbency Certificates-

                          (A) certified copies of the resolutions of the Boards of Directors of the Company dated as of the Restated Closing Date and approving, as appropriate, the Loans, the Notes, this Agreement and the other Financing Documents, and all other documents, if any, to which the Company is a party and evidencing corporate authorization with respect to such documents; and

                          (B)     a certificate of the Secretary or an
                 Assistant Secretary of the Company dated as of the Restated Closing Date and certifying (1) the name, title and true signature of each officer of such Person authorized to execute the Notes, this Agreement, Applications and the other Financing Documents to which it is a party, (2) the name, title and true signature of each officer of such Person authorized to provide the certifications required pursuant to this Agreement including, but not limited to, certifications required pursuant to Section 5.02, Borrowing Requests, and Borrowing Base Reports, and (3) that attached thereto is a true and complete copy of the articles of incorporation and bylaws of the Company, as amended to date, and a recent good standing certificate.

                 (iii) Opinions of Counsel- The following opinions of counsel, in each case addressed to each of the Agents, the Issuing Banks and the Lenders and covering such other matters as any Administrative Agent, any Issuing Bank or the Lenders may reasonably request:

                          (A) Andrews & Kurth L.L.P., counsel to Holdco, the Company and the Subsidiary Guarantors dated as of the Restated Closing Date and substantially in the form of Exhibit E-1 hereto; and

                          (B) Local counsel to the Company dated as of the Restated Closing Date and substantially in the form of Exhibits E-2 through E-4 as to the laws of Canada, the State of Florida and the State of Georgia.

                 (iv)     The Security Instruments and Guaranties

                          (A) Ratification of Guaranty Agreement and Security Instruments, executed by each Subsidiary Guarantor, substantially in the form of Exhibit F-1-A hereto, dated as of the Restated Closing Date;

                          (B) Ratification of Limited Guaranty Agreement and Security Instruments (Santa Rosa), executed by Sterling Fibers, substantially in the form of Exhibit F-1-B hereto, dated as of the Restated Closing Date;

                          (C)     Amended and Restated Deed of Trust,
                 substantially in the form of Exhibit F-2 hereto, dated as of the Restated Closing Date.

                          (D) Third Amendment and Supplement to Security Agreement (Pledge), substantially in the form of Exhibit F-18, dated as of the Restated Closing Date, and executed by the Company granting to the Administrative Agent a first priority security interest in 100% of the Capital Stock of the Company's directly owned U.S. Subsidiaries, as security for the Lender Indebtedness;

                          (E) Financing Statements or amendments to Financing Statements previously filed, as appropriate, to perfect the security interests created by the instruments delivered under clauses (C) and (D) above;

                          (F) Stock certificates and corresponding stock powers to perfect the Administrative Agent's security in the stock pledged by the instrument delivered under clause (D) above; and

                          (G) all Property in which the Administrative Agent shall, at such time, be entitled to have a Lien pursuant to this Agreement or any other Financing Document shall have been physically delivered to the possession of the Administrative Agent to the extent that such possession is necessary for the purpose of perfecting the Administrative Agent's Lien in such Collateral.

                 (v) The Consummation of the Saskatoon Acquisition. The Saskatoon Acquisition shall have been consummated in accordance with the terms thereof. The proceeds of the sale of new Holdco Common Stock and the Series B Preferred Stock in an amount equal to approximately Cdn $20,000,000 shall have been received by Sterling CAI, Sask Holdings, or Sterling Sask in amounts and under terms reasonably satisfactory to the Agents and the Lenders.

                 (vi)     Insurance.   A certificate of insurance coverage,
         dated as of the Restated Closing Date evidencing that the Company and its Subsidiaries are carrying insurance in accordance with Section 5.01(e) hereof.

                 (vii) Financial Statements and Projections. The financial condition of the Company reflected in the financial information of the Company that was delivered to the Lenders prior to the Restated Closing Date by the Company has not changed in such a way as to materially and adversely affect the prospects of the Company or otherwise cause or result in a Material Adverse Effect.

                 (viii) Title Insurance. Mortgagee's Policy of Title Insurance, dated as of the Restated Closing Date, in form and substance satisfactory to the Agents insuring the Lien on the Company's chemical plant in Texas City, Texas granted pursuant to the Amended and Restated Deed of Trust in the amount of $9,000,000.

         Section 3.02 Conditions Precedent to Initial STX Loan. At the time of the making by such Original Lender of its initial Original Loan under the Original Credit Agreement or the issuance by such Issuing Bank of the initial Letter of Credit (including, but not limited to, the assumption by the Original Lenders of the Outstanding Letters of Credit), all obligations of the Company under the Original Credit Agreement to the Original Administrative Agent or any Original Lender incurred prior to such initial Loan or Letter of Credit, shall have been paid in full, and the Original Administrative Agent shall have received the following, each in form and substance reasonably satisfactory to the Agents under the Original Credit Agreement and the Original Lenders, with an original thereof for the Original Administrative Agent and with sufficient copies thereof for each Original Lender (except that in the case of the Notes, the originals thereof will be delivered to the respective Original Lenders):

                 (a) Notes-A duly completed and executed Note for each Original Lender and in each case dated as of the STX Closing Date, and payable to the order of such Original Lender.

                 (b)      Resolutions and Incumbency Certificates-

                          (i) certified copies of the resolutions of the Boards of Directors of the Company, Holdco, and any of the Company's Subsidiaries that are parties to any Financing Document, dated, as to the Company, as of the STX Closing Date, and as to Holdco and the Company's Subsidiaries, as of the STX Effective Date, and approving, as appropriate, the Original Loans, the Notes, the Original Credit Agreement and the other Financing Documents, and all other documents, if any, to which the Company, Holdco or such Subsidiary is a party and evidencing corporate authorization with respect to such documents;

                          (ii)    a certificate of the Secretary or an
                 Assistant Secretary of the Company dated as of the STX Closing Date, and certifying (A) the name, title and true signature of each officer of such Person authorized to execute the Notes, the Original Credit Agreement, Applications and the other Financing Documents to which it is a party, (B) the name, title and true signature of each officer of such Person authorized to provide the certifications required pursuant to this Agreement including, but not limited to, certifications required pursuant to Section 5.02, Borrowing Requests, and Borrowing Base Reports, and (C) that attached thereto is a true and complete copy of the articles of incorporation and bylaws of the Company, as amended to date, and a recent good standing certificate; and

                          (iii)   a certificate of the Secretary or an
                 Assistant Secretary of Holdco and of each Subsidiary that is a party to any Financing Document, in each case, dated as of the STX Effective Date and certifying (x) the name, title and true signature of each officer of

                 Holdco or such Subsidiary, as the case may be, authorized to execute each such Financing Document to which it is a party, and (y) that attached thereto is a true and complete copy of the articles of incorporation and bylaws of Holdco or such Subsidiary, as the case may be, as amended to date, and a recent good standing certificate for Holdco or such Subsidiary, as the case may be.

                 (c) Opinions of Counsel- The following opinions of counsel, in each case addressed to each of the Agents under the Original Credit Agreement, the Issuing Banks and the Original Lenders and covering such other matters as any Original Administrative Agent, any Issuing Bank or the Original Lenders may reasonably request:

                          (i) Andrews & Kurth L.L.P., counsel to Holdco, the Company and the Subsidiary Guarantors dated as of the STX Closing Date and substantially in the form of Exhibit E-5 hereto; and

                          (ii) Andrews & Kurth L.L.P., counsel to Holdco, the Company and the Subsidiary Guarantors, dated as of the STX Effective Date; and

                          (iii) Local counsel to the Company dated as of the STX Closing Date, and substantially in the form of Exhibits E-6 through E-7 as to the laws of Canada and the State of Georgia.

                 (d)      The Security Instruments and Guaranties-

                          (i) guaranty agreement dated as of the STX Effective Date and executed by the then existing Subsidiary Guarantors;

                          (ii) subrogation and contribution agreement dated as of the STX Effective Date and executed by the then existing Subsidiary Guarantors;

                          (iii) Security Agreement dated as of the STX Effective Date executed by the Company, granting to the Original Administrative Agent a first priority security interest in all personal Property described therein, as security for the indebtedness defined therein as the "Obligations", substantially in the form of Exhibit F-3;

                          (iv) Security Agreements dated as of the STX Effective Date executed by each of the then existing Subsidiary Guarantors, granting to the Original Administrative Agent a first priority security interest in all personal Property described therein of each such Person, as security for the indebtedness respectively defined therein as the "Obligations", substantially in the form of Exhibit F-4;


                          (v) Security Agreement (Pledge) dated as of the STX Effective Date executed by Holdco granting to the Original Administrative Agent a first priority security interest in

                 100% of the capital stock of the Company, as security for the Lender Indebtedness under the Original Credit Agreement, substantially in the form of Exhibit F-5;

                          (vi) Security Agreement (Pledge) dated as of the STX Effective Date executed by the Company granting to the Original Administrative Agent a first priority security interest in 100% of the Capital Stock of the Company's directly owned U.S. Subsidiaries, as security for the Lender Indebtedness under the Original Credit Agreement, substantially in the form of Exhibit F-6;

                          (vii) Security Agreements (Pledge) dated as of the STX Effective Date executed by each of the Subsidiary Guarantors granting to the Original Administrative Agent a first priority security interest in 65% of the capital stock of Sterling Pulp and Sterling NRO, as security for the Lender Indebtedness under the Original Credit Agreement, substantially in the form of Exhibit F-7;.

                          (viii) the Deed of Trust substantially in the form of Exhibit F-8 hereto and dated as of the STX Effective Date;

                          (ix) The Leasehold Deed of Trust covering the leasehold estate under the Valdosta Lease substantially in the form of Exhibit F-9 and dated as of the STX Effective Date;

                          (x) Collateral Assignment (Intercompany Loans and Accounts) dated as of the STX Effective Date executed by the Company, assigning to the Original Administrative Agent the Company's rights, titles and interests in and to all intercompany loans and accounts owing to the Company by any of its Subsidiaries, whether or not evidenced by promissory notes or other instruments, as security for the Lender Indebtedness under the Original Credit Agreement, substantially in the form of Exhibit F-11;

                          (xi) Collateral Assignments (Intercompany Loans and Accounts) dated as of the STX Effective Date executed by each then existing Subsidiary Guarantor, assigning to the Original Administrative Agent such Subsidiary Guarantor's rights, titles and interests in and to all intercompany loans and accounts owing to such Subsidiary Guarantor by the Company or any of its other Subsidiaries, whether or not evidenced by promissory notes or other instruments, as security for the Lender Indebtedness under the Original Credit Agreement, substantially in the form of Exhibit F-12;

                          (xii) Financing Statements, as appropriate, to perfect the security interests created by the instruments delivered under clauses (iii) through (xii) above;

                          (xiii) Stock certificates and corresponding stock powers to perfect the Original Administrative Agent's security in the stock pledged by the instruments delivered under clauses (v) and (vii) above;

                          (xiv)   all Property in which the Original
                 Administrative Agent shall, at such time, be entitled to have a Lien pursuant to the Original Credit Agreement or any other Financing Document shall have been physically delivered to the possession of the Original Administrative Agent to the extent that such possession is necessary for the purpose of perfecting the Original Administrative Agent's Lien in such Collateral;

                          (xv) the Stock Intercreditor Agreement dated as of the STX Effective Date; and

                          (xvi) the Cash Collateral Agreement substantially in the form of Exhibit F-13 dated as of the STX Effective Date.

                 (e)      Insurance.   A certificate of insurance coverage,
         dated as of the STX Effective Date evidencing that the Company and its Subsidiaries are carrying insurance in accordance with Section 5.01(e) hereof. In addition, the Original Administrative Agent shall have received evidence satisfactory to the Original Administrative Agent that none of the improved real estate Collateral is situated in an area that has been identified by the Director of the Federal Emergency Management Agency (as to such Collateral located in the United States of America) or any other Governmental Authority as an area having special flood hazards. Should it be determined, however, that any of the real estate Collateral is situated in an area identified as having special flood hazards, the Original Administrative Agent shall have received a copy of the applicable flood insurance policies (or policy applications), in form and substance satisfactory to the Required Original Lenders, indicating that the maximum limits of coverage have been obtained and that the full premium therefor has been paid in full.

                 (f) Title Insurance; Survey. Mortgagee's Policies of Title Insurance, dated as of the STX Effective Date, in form and substance satisfactory to the Agents under the Original Credit Agreement insuring (i) the Lien on the Company's chemical plant in Texas City, Texas granted pursuant to the Deed of Trust in the amount of $9,000,000 (and a current survey covering such chemical plant) and
         (ii) the Lien granted pursuant to the Leasehold Deed of Trust on the leasehold estate under the Valdosta Lease, in the amount of $168,000.

                 (g) Consummation of SCI Acquisition, Merger and SCI Asset Conveyance. The SCI Acquisition, the Merger and SCI Asset Conveyance consummated in accordance with the terms of the Merger Agreement and the Merger Agreement was not amended or modified other than with express written consent of the Required Original Lenders (except for amendments that did not materially change the structure of the Merger, Acquisition or SCI Asset Conveyance as contemplated in the Merger Agreement as of the STX Closing Date), subject only to the funding of the Original Loans. The proceeds of the new common equity and retained equity in Holdco equal to approximately $131,000,000 (assuming the retained equity is valued at $12.00 per share), the Senior Subordinated Notes and the Senior Secured Discount Notes necessary to consummate the SCI Acquisition and Merger were received by the Company or Holdco in amounts and under terms reasonably satisfactory to the Agents under the Original Credit Agreement and the Original Lenders. All conditions precedent to the SCI Acquisition, Merger and SCI Asset Conveyance set forth in the Merger Agreement were satisfied and were not amended, modified or waived since the STX Closing Date, without the express written consent of the Required Original Lenders. All representations and warranties made by SCI in the Merger Agreement shall be true and correct as of the STX Effective Date in all material respects (and SCI so certified in writing, to the Original Administrative Agent, the Issuing Banks and the Original Lenders) and were not amended, modified or waived since the STX Closing Date, without the express written consent of the Required Original Lenders. All documents, instruments, agreements, transfers, conveyances and bills of sale necessary for the SCI Asset Conveyance were in form reasonably satisfactory to the Original Administrative Agent.

                 (h) Appraisals. Appraisals shall have been completed, at the expense of the Company, determining the valueinuse of (i) the Company's real and personal Property, located at the Texas City, Texas facility, and (ii) designated personal Property of Sterling Pulp.

                 (i) Solvency Opinion. A solvency opinion by Houlihan, Lokey, Howard and Zukin, Inc., dated as of the STX Effective Date, addressed to the Original Administrative Agent, the Issuing Banks and the Original Lenders, stating that the Company is Solvent, before and after giving effect to the SCI Acquisition, Merger and SCI Asset Conveyance.

                 (j) Lien Searches. Lien searches reflecting no prior Liens on the Collateral other than Liens set forth on Schedule 5.04(b).

                 (k) Repayment of Debt and Release of Liens. Provision satisfactory to the Agents under the Original Credit Agreement having been made for the prepayment and refinancing of all Indebtedness of the Company and its Subsidiaries and termination of commitments described on Schedule 5.04(a), subject only to making available the proceeds of the Loans for such prepayment and refinancing and all Liens identified on Schedule 5.04(b) have been released or documentation providing for the release of all such Liens shall have been duly executed by all necessary Persons and provision satisfactory to the Agents under the Original Credit Agreement shall have been made for delivery thereof to the Original Administrative Agent upon repayment of the Indebtedness of the Company and its Subsidiaries described on Schedule 5.04(a);

                 (l) Secondary ESOP Loan Documents. Duly completed and executed copies of the Secondary ESOP Note and the ESOP Security Agreement.

                 (m) Financial Statements and Projections. The financial condition of the Company and SCI reflected in the financial information and projections of the Company and SCI that were delivered to the Original Lenders as of the STX Closing Date by the Company, have not changed as of the STX Effective Date in such a way as to materially and adversely affect the prospects of the Company or otherwise cause or result in a Material Adverse Effect (after giving effect to the Merger and SCI Asset Conveyance).

                 (n) STX Pilko Report. A certificate of the Company, dated as of the STX Effective Date, to the effect that to the Company's best knowledge, no relevant facts, conditions or circumstances pertaining to environmental claims or liabilities shall have arisen that would cause the STX Pilko Report, if deemed to have been delivered on the STX Effective Date, to contain any material misstatement of fact, or any omission of any material fact necessary to make the STX Pilko Report accurate, complete and not misleading, except to the extent that any such fact, condition, or circumstance could not reasonably be expected to have a Material Adverse Effect.

                 (o) Albright Indemnity. The Albright Indemnity shall remain legal, valid and binding in all respects as of the STX Effective Date.

                 (p) Tax Sharing Agreement. The Tax Sharing Agreement dated as of the STX Effective Date.

         Section 3.03 Conditions Precedent to AFB Loans. At the time of the making by such AFB Lender of its AFB Loans under the AFB Acquisition Credit Agreement, all obligations of the Company hereunder to the AFB Administrative Agent or any AFB Lender incurred prior to such AFB Loans, shall have been paid in full, and the AFB Administrative Agent shall have received the following, each in form and substance reasonably satisfactory to the Agents under the AFB Acquisition Credit Agreement and the AFB Lenders, with an original thereof for the AFB Administrative Agent and with sufficient copies thereof for each AFB Lender (except that in the case of the Notes, the originals thereof will be delivered to the respective AFB Lenders):

                 (a) Notes- A duly completed and executed Note for each AFB Lender and in each case dated as of the AFB Effective Date, and payable to the order of such AFB Lender.

                 (b)      Resolutions and Incumbency Certificates-

                          (i) certified copies of the resolutions of the Boards of Directors of the Company, Holdco, and any of the Company's Subsidiaries that are parties to any Financing Document, dated, as to the Company, as of the AFB Effective Date, and as to Holdco and the Company's Subsidiaries, as of the AFB Effective Date, and approving, as appropriate, the AFB Loans, the Notes, the AFB Acquisition Credit Agreement and the other Financing Documents, and all other documents, if any, to which the Company, Holdco or such Subsidiary is a party and evidencing corporate authorization with respect to such documents;

                          (ii)    a certificate of the Secretary or an
                 Assistant Secretary of the Company dated as of the AFB Effective Date, and certifying (A) the name, title and true signature of each officer of such Person authorized to execute the Notes, the AFB Acquisition Credit Agreement, and the other Financing Documents to which it is a party, (B) the name, title and true signature of each officer of such Person authorized to provide the certifications required pursuant to the AFB Acquisition Credit Agreement including, but not limited to, certifications required pursuant to Section 5.02, the Borrowing Request and (C) that attached thereto is a true and complete copy of the articles of incorporation and bylaws of the Company, as amended to date, and a recent good standing certificate; and

                          (iii)   a certificate of the Secretary or an
                 Assistant Secretary of Holdco and of each Subsidiary that is a party to any Financing Document, in each case, dated as of the AFB Effective Date and certifying (x) the name, title and true signature of each officer of Holdco or such Subsidiary, as the case may be, authorized to execute each such Financing Document to which it is a party, and (y) that attached thereto is a true and complete copy of the articles of incorporation and bylaws of Holdco or such Subsidiary, as the case may be, as amended to date, and a recent good standing certificate for Holdco or such Subsidiary, as the case may be.

                 (c) Opinions of Counsel-The following opinions of counsel, in each case addressed to each of the Agents under the AFB Acquisition Credit Agreement and the AFB Lenders and covering such other matters as any AFB Administrative Agent or the AFB Lenders may reasonably request:

                          (i) Andrews & Kurth L.L.P., counsel to Holdco, the Company and the Subsidiary Guarantors substantially in the form of Exhibit E-9 hereto; and

                          (ii) Local counsel to the Company dated as of the AFB Effective Date and substantially in the form of Exhibits E-10 through E-12 as to the laws of Canada and the States of Georgia and Florida.

                 (d)      The Security Instruments and Guaranties-

                          (i) Security Agreement executed by Sterling Fibers substantially in the Form of Exhibit F-14 and dated as of the AFB Effective Date;

                          (ii) Santa Rosa Deed of Trust executed by Sterling Fibers substantially in the form of Exhibit F-15 and dated as of the AFB Effective Date;

                          (iii) Limited Guaranty Agreement (Santa Rosa) executed by Sterling Fibers substantially in the form of Exhibit F-16 and dated as of the AFB Effective Date;

                          (iv) Collateral Assignment (Intercompany Loans and Accounts) executed by Sterling Fibers substantially in the form of Exhibit F-17 dated as of the AFB Effective Date;

                          (v) Second Lien Deed of Trust executed by the Company substantially in the form of Exhibit F-10 dated as of the AFB Effective Date;

                          (vi) Guaranty Agreement dated as of the AFB Effective Date substantially in the form of Exhibit K-1 hereto, and executed by the then existing Subsidiary Guarantors in favor of the Agents under the Original Credit Agreement and the AFB Acquisition Credit Agreement, the Issuing Banks, the Original Lenders and the AFB Lenders;

                          (vii) Subrogation and Contribution Agreement substantially in the form of Exhibit K-2 hereto, and dated as of the AFB Effective Date executed by the Company and the then existing Subsidiary Guarantors;

                          (viii) Second Amendment and Supplement to Security Agreement dated as of the AFB Effective Date executed by the Company, granting to the Original Administrative Agent a first priority security interest in all personal Property described therein, as security for the indebtedness defined therein as the "Obligations";

                          (ix) First Amendment and Supplement to Security Agreements dated as of the AFB Effective Date executed by each of the then existing Subsidiary Guarantors, granting to the Original Administrative Agent a first priority security interest in all personal Property described therein of each such Person, as security for the indebtedness respectively defined therein as the "Obligations";

                          (x) Second Amendment and Supplement to Security Agreement (Pledge) dated as of the AFB Effective Date executed by Holdco granting to the Original Administrative Agent a first priority security interest in 100% of the capital stock of the Company, as security for the Lender Indebtedness under the Original Credit Agreement and the AFB Acquisition Credit Agreement;

                          (xi) Second Amendment and Supplement to Security Agreement (Pledge) dated as of the AFB Effective Date executed by the Company granting to the Original Administrative Agent a first priority security interest in 100% of the Capital Stock of the Company's directly owned U.S. Subsidiaries, as security for the Lender Indebtedness under the Original Credit Agreement and the AFB Acquisition Credit Agreement;

                          (xii) First Amendment and Supplement to Security Agreement (Pledge) dated as of the AFB Effective Date executed by Sterling Canada granting to the Original Administrative Agent a first priority security interest in 65% of the capital stock of Sterling Pulp and Sterling NRO and 100% of the capital stock of Sterling Pulp Chemicals US, Inc., as security for the Lender Indebtedness under the Original Credit Agreement and the AFB Acquisition Credit Agreement;

                          (xiii) First Amendment and Supplement to Security Agreement (Pledge) dated as of the AFB Effective Date executed by Sterling Pulp Chemicals US, Inc. granting to the Original Administrative Agent a first priority security interest in 100% of the capital stock of Sterling Pulp Chemicals, Inc., as security for the Lender Indebtedness under the Original Credit Agreement and the AFB Acquisition Credit Agreement;

                          (xiv) First Amendment and Supplement to the Leasehold Deed to Secure Debt and Security Agreement covering the leasehold estate under the Valdosta Lease and dated as of the AFB Effective Date;






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
                          (xv) Second Amendment and Supplement to Collateral Assignment (Intercompany Loans and Accounts) dated as of the AFB Effective Date executed by the Company, assigning to the Original Administrative Agent the Company's rights, titles and interests in and to all intercompany loans and accounts owing to the Company by any of its Subsidiaries, whether or not evidenced by promissory notes or other instruments, as security for the Lender Indebtedness under the Original Credit Agreement and the AFB Acquisition Credit Agreement;

                          (xvi) First Amendment and Supplement to Collateral Assignments (Intercompany Loans and Accounts) dated as of the AFB Effective Date executed by each Subsidiary Guarantor, assigning to the Original Administrative Agent such Subsidiary Guarantor's rights, titles and interests in and to all intercompany loans and accounts owing to such Subsidiary Guarantor by the Company or any of its other Subsidiaries, whether or not evidenced by promissory notes or other instruments, as security for the Lender Indebtedness under the Original Credit Agreement and the AFB Acquisition Credit Agreement;

                          (xvii) First Amendment and Supplement to Security Agreement (Pledge-Bonds) dated as of the AFB Effective Date executed by Sterling Canada granting to the Original Administrative Agent a first priority security interest in the Valdosta Bonds;

                          (xviii) Second Amendment and Supplement to Collateral
                 Assignment (ESOP) dated as of the AFB Effective Date executed by the Company in favor of the Original Administrative Agent;

                          (xix) Security Agreement (ESOP) dated as of the AFB Effective Date;

                          (xx) Financing Statements, as appropriate, or other filings with Governmental Authorities to perfect the security interests created by the instruments delivered under clauses (i) through (xix) above;

                          (xxi) Stock certificates and corresponding stock powers to perfect the Original Administrative Agent's security in the capital stock pledged by the Company pursuant to the instrument delivered under clauses (xi), (xii), (xiii) and
                 (xiv) above;

                          (xxii) all Property in which the Administrative Agent shall, at such time, be entitled to have a Lien pursuant to this Agreement or any other Financing Document shall have been physically delivered to the possession of the Administrative Agent to the extent that such possession is necessary for the purpose of perfecting such Lien in such Collateral; and

                          (xxiii) the Intercreditor Agreement dated as of the
                 AFB Effective Date.

                 (e)      Insurance.   A certificate of insurance coverage,
         dated as of the AFB Effective Date evidencing that the Company and its Subsidiaries are carrying insurance in accordance with Section 5.01(e) hereof. In addition, the AFB Administrative Agent shall have received evidence satisfactory to the AFB Administrative Agent that none of the improved real estate Collateral is situated in an area that has been identified by the Director of the Federal Emergency Management Agency (as to such Collateral located in the United States of America) or any other Governmental Authority as an area having special flood hazards. Should it be determined, however, that any of the real estate Collateral is situated in an area identified as having special flood hazards, the AFB Administrative Agent shall have received a copy of the applicable flood insurance policies (or policy applications), in form and substance satisfactory to the Required Lenders, indicating that the maximum limits of coverage have been obtained and that the full premium therefor has been paid in full.

                 (f) Title Insurance; Survey. Mortgagee's Policy of Title Insurance in form and substance satisfactory to the Original Administrative Agent insuring the Lien on the Santa Rosa Plant in Santa Rosa County, Florida granted pursuant to the Santa Rosa Deed of Trust in the amount of $14,500,000 and a current survey covering the Santa Rosa Plant.

                 (g) Consummation of AFB Acquisition. The AFB Acquisition shall have been consummated in accordance with the terms of the Purchase Agreement and the Purchase Agreement shall not have been amended or modified other than with express written consent of the Required AFB Lenders (except for amendments that do not materially change the terms of the AFB Acquisition as contemplated in the Purchase Agreement as of December 23, 1996), subject only to the funding of the AFB Loans. All conditions precedent to the AFB Acquisition set forth in the Purchase Agreement shall have been satisfied and shall not have been amended, modified or waived since December 23, 1996 without the express written consent of the AFB Lenders. All representations and warranties made by the Cytec Parties in the Purchase Agreement shall be true and correct as of the AFB Effective Date in all material respects and shall not have been amended, modified or waived since the AFB Effective Date, without the express written consent of the AFB Lenders. All documents, instruments, agreements, transfers, conveyances and bills of sale necessary for the AFB Acquisition shall be in form reasonably satisfactory to the AFB Administrative Agent.

                 (h) Appraisals. Appraisals shall have been completed, at the expense of the Company, determining the value-in-use of the real and personal Property to be acquired in the AFB Acquisition.

                 (i) Lien Searches. Lien searches reflecting no prior Liens on the Collateral other than Liens set forth on Schedule 5.04(b).

                 (j) Financial Statements and Projections. The financial condition of the Company reflected in the financial information and projections of the Company that were delivered to the Lenders on or before January 6, 1997, by the Company have not changed in such a way as to materially and adversely affect the prospects of the Company or otherwise cause or result in a Material Adverse Effect (after giving effect to the AFB Acquisition).

                 (k) AFB Pilko Report. A copy of the AFB Pilko Report and a certificate of the Company, dated as of the AFB Effective Date, to the effect that to the Company's best knowledge, no relevant facts, conditions or circumstances pertaining to environmental claims or liabilities shall have arisen that would cause the AFB Pilko Report, if deemed to have been delivered on the AFB Effective Date, to contain any material misstatement of fact, or any omission of any material fact necessary to make the AFB Pilko Report accurate, complete and not misleading, except to the extent that any such fact, condition, or circumstance could not reasonably be expected to have a Material Adverse Effect.

                 (l) Albright Indemnity. The Albright Indemnity shall remain legal, valid and binding in all respects as of the AFB Effective Date.

                 (m) Additional Equity. Evidence of the receipt by Holdco of at least $10,000,000 of new common equity comprised of (i) at least $9,700,000 of additional cash equity (and contributed by Holdco to the Company and contributed or loaned by the Company to Sterling Fibers of such cash equity) and (ii) up to $300,000 of Equity Notes, in each case on terms and conditions satisfactory to the AFB Administrative Agent.

                 (n) Issuance of Preferred Stock. Evidence satisfactory to the AFB Administrative Agent of the issuance by Holdco of 100,000 shares of Preferred Stock to Cytec Industries on terms and conditions as set forth in Exhibit L-1.

                 (o) STX First Amendment An executed copy of the STX First Amendment in form and substance satisfactory to the AFB Administrative Agent.

                 (p) Conditions to Funding Under the Original Credit Agreement. A certificate from the Company certifying that the conditions precedent set forth in Section 3.04(a), (b) and (c) of the Original Credit Agreement are satisfied as of the AFB Effective Date.

                 (q) Annual Budget. A copy of the annual budget of the Company and its Subsidiaries (consolidating on the basis of the principal lines of business of the Company and its Subsidiaries) setting forth in reasonable detail the projected revenues and expenses of the Company for the Fiscal Year ending on September 30, 1997 (which budget does not include provision for the AFB Acquisition).

                 (r) No Default. Both before and after giving effect to the AFB Loans and the proposed use of proceeds thereof, there shall exist no Default;

                 (s) Representations and Warranties. Both before and after giving effect to the AFB Loans and the proposed use of proceeds thereof, all representations and warranties contained herein and in the other Financing Documents executed and delivered on or after the date hereof shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the date of such AFB Loan (unless such representation and warranty is expressly limited to an earlier date or is no longer true and correct solely as a result of transactions not prohibited by the Financing Documents); and

                 (t) Documentation. The AFB Administrative Agent shall have received such other documents as the AFB Administrative Agent (or any AFB Lender acting through the AFB Administrative Agent) may reasonably request, all in form and substance reasonably satisfactory to the Administrative Agent.

         Section 3.04 Conditions Precedent to Each Loan. At the time of the making by such Lender of each Loan, including the initial Loan but not including continuations or conversions pursuant to Section 2.11 (before as well as after giving effect to such Loan and to the proposed use of the proceeds thereof):

                 (a)      No Default.  There shall exist no Default;

                 (b) Representations and Warranties. All representations and warranties contained herein and in the other Financing Documents executed and delivered on or after the date hereof shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the date of such Loan (unless such representation and warranty is expressly limited to an earlier date or is no longer true and correct solely as a result of transactions not prohibited by the Financing Documents); and

                 (c) Documentation. The Administrative Agent shall have received such other documents as the Administrative Agent (or any Lender acting through the Administrative Agent) may reasonably request, all in form and substance reasonably satisfactory to the Administrative Agent.

         Each Borrowing Request submitted by the Company, and the acceptance by the Company of the proceeds of such Borrowing (but not including continuations or conversions pursuant to Section 2.11), shall constitute a representation and warranty by the Company, as of the date of such Borrowing, that the conditions specified in Subsections 3.04(a) and (b) have been satisfied.


                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

         In order to induce the Lenders to enter into this Agreement, the Company represents and warrants to the Lenders (which representations and warranties (i) will survive the delivery of the Notes, (ii) made by the Company as of the STX Closing Date, were made assuming that the SCI Acquisition, Merger, and SCI Asset Conveyance had occurred on or before the STX Closing Date and (iii) made by the Company as of the AFB Effective Date, were made assuming that the AFB Acquisition had occurred on or before the AFB Effective Date) that:

         Section 4.01 Corporate Existence. The Company and each of its Subsidiaries are corporations duly organized, legally existing and in good standing under the laws of the jurisdictions in which they are incorporated and are duly qualified as foreign corporations in all jurisdictions wherein the Property owned or the business transacted by them makes such qualification necessary, except where the failure to be so qualified would not have a Material Adverse Effect.

         Section 4.02 Corporate Power and Authorization. The Company is authorized and empowered to create and issue the Notes; the Company and each of its Subsidiaries are duly authorized and empowered to execute, deliver and perform the Financing Documents, including this Agreement, to which they respectively are parties; and all corporate action on the Company's part requisite for the due creation and issuance of the Notes on the Company's and each of its Subsidiaries' respective part requisite for the due execution, delivery and performance of the Financing Documents, including this Agreement, to which the Company and each of its Subsidiaries respectively are parties has been duly and effectively taken.

         Section 4.03 Binding Obligations. This Agreement does, and the Notes and other material Financing Documents to which the Company and each of its Subsidiaries respectively are parties upon their creation, issuance, execution and delivery will, when issued and delivered under this Agreement, constitute legal, valid and binding obligations of the Company and each such Subsidiary that is a party thereto, respectively, and will be enforceable in accordance with their respective terms (except that enforcement may be subject to any applicable bankruptcy, insolvency or similar laws generally affecting the enforcement of creditors' rights and subject to the availability of equitable remedies).

         Section 4.04 No Legal Bar or Resultant Lien. The execution, delivery and performance of the Notes and the other Financing Documents, including this Agreement, to which the Company or any of its Subsidiaries is a party do not and will not violate or create a default under any provisions of the articles or certificate of incorporation or bylaws of the Company or any of its Subsidiaries, or any contract, agreement, instrument or Governmental Requirement to which the Company or any of its Subsidiaries is subject, or result in the creation or imposition of any Lien upon any Properties of the Company or any of its Subsidiaries, other than those violations and defaults that would not have a Material Adverse Effect upon the Company's or such Subsidiaries' use of such Properties or those permitted by this Agreement.

         Section 4.05 No Consent. The Company's and each of its Subsidiaries' respective execution, delivery and performance of the Notes and the other Financing Documents, including this Agreement, to which the Company and each such Subsidiary respectively are parties, and the consummation of the Merger, the SCI Acquisition, the AFB Acquisition, and the Saskatoon Acquisition do not require notice to or filing or registration with, or the authorization, consent or approval of or other action by any other Person, including, but not limited to, any Governmental Authority, except those obtained or made or where the failure to do so could not reasonably be expected to have a Material Adverse Effect.

         Section 4.06     Financial Information.

                 (a) Financial Statements. The March 31, 1996 pro forma consolidated financial statements of the Company heretofore delivered to the Lenders were prepared consistent with GAAP and present the estimated consolidated financial condition and operations of the Company at such date and the results of its operations for the six-month period then ended on a pro forma basis.

                 (b) Audited Financial Statements. The audited consolidated balance sheets of the Company and its Subsidiaries as of September 30, 1995 and 1996, and the related audited consolidated statements of income, retained earnings and cash flows for the years then ended, including in each case the related schedules and notes, reported on by, in the case of the 1995 financial statements, Arthur Andersen LLP, and in the case of the 1996 financial statements, Deloitte & Touche LLP, true copies of which have been previously delivered to each of the Lenders, fairly present the consolidated financial condition of the Company and its Subsidiaries as of the dates thereof and the consolidated results of operations for such periods, in accordance with GAAP applied on a consistent basis.

                 (c) No Material Adverse Effect. Since September 30, 1995, there has been no event or occurrence that could reasonably be expected to have a Material Adverse Effect.

         Section 4.07 Investments and Guaranties. Neither the Company nor any of its Subsidiaries has made investments in or advances to any Person or guaranties of the obligations of any Person that is not a Subsidiary of the Company, except those permitted by Section 5.04, reflected in the Financial Statements or described in Schedule 4.07.

         Section 4.08 Litigation. Except as set forth in Schedule 4.08, there is no material action, suit or proceeding, or any material governmental investigation or any arbitration, in each case pending or, to the knowledge of the Company, threatened against the Company or any of its Subsidiaries (excluding Unrestricted Subsidiaries) or any material Property of any thereof before any court or arbitrator or any Governmental Authority. There is no material action, suit or proceeding, or any material governmental investigation or any arbitration, in each case pending or, to the knowledge of the Company, threatened against any Unrestricted Subsidiary or any material Property of any Unrestricted Subsidiary before any court or arbitrator or any Governmental Authority that could reasonably be expected to have a Material Adverse Effect. There is no action, suit or proceeding, or any governmental investigation or any arbitration, in each case pending or, to the knowledge of the Company, threatened against the Company or any of its Subsidiaries or any material Property of any thereof before any court or arbitrator or any Governmental Authority which (i) challenges the validity of this Agreement, any Note, any Application, the Subsidiary Guaranty or any of the other Financing Documents or
(ii) could reasonably be expected to have a Material Adverse Effect.

         Section 4.09 Use of Proceeds. The Company will use the proceeds of the Loans only for the purposes specified in the Introductory Statement to this Agreement. The Letters of Credit will be used only for the purposes provided in Section 2.03. Neither the Company nor any of its Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose, whether immediate, incidental or ultimate, of buying or carrying Margin Stock (within the meaning of Regulations, G, U or X) and no part of the proceeds of any Loan hereunder will be used to buy or carry any Margin Stock in violation of Regulation G, U, or X. Neither the Company nor any Person acting on behalf of the Company has taken or will take any action which could reasonably be expected to cause the Notes or any of the Financing Documents, including this Agreement, to violate Regulations G, U or X or any other regulation of the Board of Governors of the Federal Reserve System, in each case as now in effect or as the same may hereinafter be in effect.

         Section 4.10     Employee Benefits.

                 (a) Except as could not reasonably be expected to have a Material Adverse Effect (i) the Company, its Subsidiaries and each ERISA Affiliate have complied in all material respects with all applicable laws regarding each Plan (including, where applicable, ERISA, the Code, the Pension Benefits Act (Ontario), and the Income Tax Act (Canada)); (ii) each Plan is, and has been, maintained and administered in substantial compliance with its terms, applicable collective bargaining agreements, and all applicable laws (including, where applicable, ERISA, the Code, the Pension Benefits Act (Ontario), and the Income Tax Act (Canada)); and (iii) no act, omission or transaction has occurred which could result in imposition on the Company, any Subsidiary of the Company or any ERISA Affiliate (whether directly or indirectly) of (A) either a civil penalty assessed pursuant to Subsections (c), (i) or (l) of Section 502 of ERISA or a tax imposed pursuant to Chapter 43 of Subtitle D of the Code or (B) breach of fiduciary duty liability damages under Section 409 of ERISA.

                 (b) There exists no material outstanding liability of the Company, any of its Subsidiaries or any ERISA Affiliate with respect to any Plan that has been terminated. No material liability to the PBGC (other than for the payment of current premiums which are not past due) by the Company, any Subsidiary of the Company or any ERISA Affiliate has been or is expected by the Company, any Subsidiary of the Company or any ERISA Affiliate to be incurred with respect to any Plan. No ERISA Termination Event with respect to any Plan has occurred or is reasonably expected to occur (other than an event described in clause (i) or (ii) of the definition of "ERISA Termination Event" that could not reasonably be expected to have a Material Adverse Effect).

                 (c) Full payment when due has been made of all amounts which the Company, any of its Subsidiaries or any ERISA Affiliate is required under the terms of each Plan or applicable law to have paid as contributions to such Plan (excluding any nonpayment involving an amount that is not material), and no accumulated funding deficiency (as defined in Section 302 of ERISA and Section 412 of the Code), whether or not waived, exists with respect to any Plan.

                 (d) With respect to any Plan that is a pension plan subject to the Pension Benefits Act (Ontario), such Plan is fully funded, on a going concern basis, in accordance with its terms and regulatory requirements as outlined by the Pension Benefits Act (Ontario), administrative requirements of the Pension Commission of Ontario and the most recent actuarial report filed with the Pension Commission of Ontario in respect of such Plan except to the extent any failure to do so could not reasonably be expected to have a Material Adverse Effect.

                 (e) The actuarial present value of the benefit liabilities (computed on an accumulated benefit obligation basis in accordance with GAAP) under all Plans in the aggregate that are subject to Title IV of ERISA does not, as of the end of the most recently ended fiscal year of such Plans, exceed the current value of the assets of all Plans in the aggregate that are allocable to such benefit liabilities by (i) an amount that could reasonably be expected to cause a Material Adverse Effect, if such excess is the result of a change in market conditions, and (ii) more than $10,000,000 if such excess is for any other reason. The term "actuarial present value of the benefit liabilities" shall have the meaning specified in Section 4041 of ERISA.

                 (f) Except as expressly permitted pursuant to Sections 5.04(i)(v) and (vi), neither the Company, any Subsidiary of the Company nor any ERISA Affiliate sponsors, maintains or contributes to, or has at any time in the preceding six-year period sponsored, maintained or contributed to, (i) any "multiemployer plan" (as defined in Section 3(37) or 4001(a)(3) of ERISA) or (ii) any "multiemployer pension plan" (as defined in the Pension Benefits Act (Ontario)).

                 (g) Neither the Company, any Subsidiary of the Company nor any ERISA Affiliate is required to provide security to a Plan pursuant to Section 401(a)(29) of the Code.

                 (h) The execution and delivery of the Financing Documents and the Secondary ESOP Loan Documents, the consummation of the Transactions and the transactions provided for in and contemplated by the Secondary ESOP Loan Documents, and the lending of funds pursuant to the provisions of the Financing Documents and the Secondary ESOP Loan Documents will not involve or give rise to any nonexempt prohibited transaction within the meaning of Section 406 of ERISA or
         Section 4975 of the Code.

         Section 4.11 Taxes; Governmental Charges. The Company and its Subsidiaries have filed all tax returns and reports required to be filed and have paid all taxes, assessments, fees and other governmental charges levied upon any of them or upon any of their respective Properties or income which are due and payable, including interest and penalties, except where failure to so pay or file would not have a Material Adverse Effect, or have provided adequate reserves for the payment thereof if required in accordance with GAAP for the payment thereof, except such interest and penalties as are being contested in good faith by appropriate actions or proceedings and for which adequate reserves for the payment thereof as required by GAAP have been provided.

         Section 4.12 Titles, etc. The Company and its Subsidiaries have indefeasible title to their respective material (individually or in the aggregate) Properties, and with respect to leased Properties, indefeasible title to the leasehold estate with respect thereto, pursuant to valid and enforceable leases, free and clear of all Liens except (i) Liens disclosed to the Lenders in Schedule 4.12, (ii) in addition to the Liens disclosed in
Schedule 4.12, other Liens and minor irregularities in title which do not materially interfere with the occupation, use and enjoyment by the Company or any Subsidiary of the Company of any of their respective Properties in the normal course of business as presently conducted or materially impair the value thereof for such business, (iii) Liens otherwise permitted or contemplated by this Agreement or the other Financing Documents and (iv) where the failure of an Unrestricted Subsidiary to hold indefeasible title to its Properties would not have a Material Adverse Effect.

         Section 4.13 Defaults. Neither the Company nor any of its Subsidiaries is in default nor has any event or circumstance occurred which, but for the passage of time or the giving of notice, or both, would constitute a default (in any respect that would have a Material Adverse Effect) under any loan or credit agreement, indenture, mortgage, deed of trust, security agreement or other instrument or agreement evidencing or pertaining to any Indebtedness of the Company or any of its Subsidiaries, or under any material agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound, except as disclosed to the Lenders in Schedule 4.13. No Default hereunder has occurred and is continuing.

         Section 4.14 Casualties; Taking of Properties. Since September 30, 1995, neither the business nor the Properties of the Company or any of its Subsidiaries have been affected in a manner that has had or would have a Material Adverse Effect as a result of any fire, explosion, earthquake, flood, drought, windstorm, accident, strike or other labor disturbance, embargo, requisition or taking of Property or cancellation of contracts, permits or concessions by any domestic or foreign government or any agency thereof, riot, activities of armed forces or acts of God or of any public enemy.

         Section 4.15 Compliance with the Law. Neither the Company nor any of its Subsidiaries:

                 (a)      is in violation of any Governmental Requirement; and

                 (b) has failed to obtain any license, permit, right-of-way, franchise or other right or governmental authorization necessary to the ownership of any of their respective Properties or the conduct of their respective business;

which violation or failure would have (in the event that such a violation or failure were asserted by any Person through appropriate action) a Material Adverse Effect.

         Section 4.16 No Material Misstatements. No written information, exhibit, schedule or report prepared by or on behalf of the Company and furnished to the Agent or the Lenders by or at the direction of the Company or any of its Subsidiaries in connection with the negotiation of this Agreement contained any material misstatement of fact or, when such statement is considered with all other written statements furnished to the Lenders in that connection, omitted to state a material fact or any fact necessary to make the statement contained therein not misleading; provided, that, the financial information with respect to the Company's projections, copies of which have been furnished to each Lender prior to the Restated Closing Date, were prepared in good faith on the basis of the assumptions stated therein, which assumptions were believed by the Company to be reasonable in all material respects at the time made.

         Section 4.17 Investment Company Act. The Company is not an "investment company" or a company "controlled" by an "investment company" that is incorporated in or organized under the laws of the United States or any "State," as those terms are defined in the Investment Company Act of 1940, as amended. The execution and delivery by the Company and its Subsidiaries of this Agreement and the other Financing Documents to which they respectively are parties and their respective performance of the obligations provided for therein, will not result in a violation of the Investment Company Act of 1940, as amended.

         Section 4.18 Public Utility Holding Company Act. The Company is not a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," or a "public utility" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

         Section 4.19 Subsidiaries. As of the STX Closing Date, the Company has no Subsidiaries except those shown in Schedule 4.19 hereto, which schedule was complete and accurate on such date. As of the AFB Effective Date, the Company has no Subsidiaries except those shown in Schedule 4.19-A hereto, which schedule was complete and accurate on such date. As of the Restated Closing Date, the Company has no Subsidiaries except those shown in Schedule 4.19-B hereto, which schedule is complete and accurate. The Company owns, either directly or indirectly, 100% of all stock of the Subsidiaries listed in such Schedules.

         Section 4.20 Insurance. All policies of fire, liability, workmen's compensation, casualty, flood, business interruption and other forms of insurance owned or held by the Company, and each of its Subsidiaries are sufficient for compliance with all requirements of law and of all agreements to which the Company or any of its Subsidiaries is a party; are valid, outstanding and enforceable policies; provide adequate insurance coverage in at least such amounts and against at least such risks (but including in any event public liability) as are usually insured against in the same general area by companies engaged in the same or a similar business for the assets and operations of the Company and each of its Subsidiaries; and will not in any way be affected by, or terminate or lapse by reason of, the transactions contemplated by this Agreement. All such material policies are in full force and effect, all premiums with respect thereto have been paid in accordance with their respective terms, and no notice of cancellation or termination has been received with respect to any such policy. Neither the Company nor any of its Subsidiaries maintains any formalized self insurance program with respect to its assets or operations or material risks with respect thereto in excess of $5,000,000 in the aggregate. The certificate of insurance delivered to the Lenders pursuant to Section 3.01(b)(vi) contains an accurate and complete description of all material policies of insurance owned or held by the Company and each of its Subsidiaries on the Restated Closing Date.

         Section 4.21 Environmental Matters. Except as disclosed to the Lenders in the STX Pilko Report or the AFB Pilko Report:

                 (a) Environmental Laws, etc. Neither any Property of the Company or its Subsidiaries nor the operations conducted thereon violate any applicable order of any court or Governmental Authority or Environmental Laws, which violation could reasonably be expected to have a Material Adverse Effect or which could reasonably be expected to result in remedial obligations having a Material Adverse Effect assuming disclosure to the applicable Governmental Authority of all relevant facts, conditions and circumstances, if any, pertaining to the relevant Property.

                 (b) No Litigation. Without limitation of Subsection (a) above, no Property of the Company or its Subsidiaries nor the operations currently conducted thereon or by any prior owner or operator of such Property or operation, are in violation of or subject to any existing, pending or threatened action, suit, investigation, inquiry or proceeding by or before any court or






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
         Governmental Authority or to any remedial obligations under Environmental Laws, which violation, action, suit, investigation, inquiry or proceeding could reasonably be expected to have a Material Adverse Effect or which could reasonably be expected to result in remedial obligations having a Material Adverse Effect assuming disclosure to the applicable Governmental Authority of all relevant facts, conditions and circumstances, if any, pertaining to the relevant Property.

                 (c) Notices, Permits, etc. All notices, permits, licenses or similar authorizations, if any, required to be obtained or filed by the Company or its Subsidiaries in connection with the operation or use of any and all Property of the Company or its Subsidiaries, including but not limited to past or present treatment, storage, disposal or release of a hazardous substance or solid waste into the environment, have been duly obtained or filed except to the extent the failure to obtain or file such notices, permits, licenses or similar authorizations could not reasonably be expected to have a Material Adverse Effect or which could reasonably be expected to result in remedial obligations having a Material Adverse Effect assuming disclosure to the applicable Governmental Authority of all relevant facts, conditions and circumstances, if any, pertaining to the relevant Property.

                 (d) Hazardous Substances Carriers. All hazardous substances or solid waste generated at any and all Property of the Company or its Subsidiaries have in the past been transported, treated and disposed of only by carriers maintaining valid permits under RCRA and any other Environmental Law, except to the extent the failure to have such substances or waste transported, treated or disposed by such carriers could not reasonably be expected to have a Material Adverse Effect, and only at treatment, storage and disposal facilities maintaining valid permits under RCRA and any other Environmental Law, which carriers and facilities have been and are operating in compliance with such permits, except to the extent the failure to have such substances or waste treated, stored or disposed at such facilities, or the failure of such carriers or facilities to so operate, could not reasonably be expected to have a Material Adverse Effect or which could reasonably be expected to result in remedial obligations having a Material Adverse Effect assuming disclosure to the applicable Governmental Authority of all relevant facts, conditions and circumstances, if any, pertaining to the relevant Property.

                 (e) Hazardous Substances Disposal. The Company and its Subsidiaries have taken all reasonable steps necessary to determine and have determined that no hazardous substances or solid waste have been disposed of or otherwise released and there has been no threatened release of any hazardous substances on or to any Property of the Company or its Subsidiaries except in compliance with Environmental Laws, except to the extent the failure to do so could not reasonably be expected to have a Material Adverse Effect or which could reasonably be expected to result in remedial obligations having a Material Adverse Effect assuming disclosure to the applicable Governmental Authority of all relevant facts, conditions and circumstances, if any, pertaining to the relevant Property.

                 (f) No Contingent Liability. The Company and its Subsidiaries have no material contingent liability in connection with any release or threatened release of any hazardous substance or solid waste into the environment other than such contingent liabilities at any one time and from time to time which could reasonably be expected to exceed $10,000,000 in excess of applicable insurance coverage and for which adequate reserves for the payment thereof as required by GAAP have not been provided, or which could reasonably be expected to result in remedial obligations having a Material Adverse Effect assuming disclosure to the applicable Governmental Authority of all relevant facts, conditions and circumstances, if any, pertaining to such release or threatened release.

         Section 4.22 Solvency. The Company and its Subsidiaries, taken as a whole, and the Company and each of its material Subsidiaries (excluding Unrestricted Subsidiaries) are Solvent, both before and after taking into account the SCI Acquisition, the Merger, the AFB Acquisition and the Saskatoon Acquisition.

         Section 4.23 Material Contracts. As of the Restated Closing Date, each of the Material Contracts is in full force and effect. Neither the Company nor any of its Subsidiaries is in default under or in breach of any term or condition of any Material Contract that would have a Material Adverse Effect, nor is it aware of any default under or breach of any term or condition of any Material Contract by any other party thereto that would have a Material Adverse Effect.

         Section 4.24 Employee Matters. Except as set forth on Schedule 4.24, as of the Restated Closing Date, none of the Company or its Subsidiaries (excluding Unrestricted Subsidiaries), or any of their respective employees, is subject to any collective bargaining agreement. There are no strikes, slowdowns, work stoppages or controversies pending or, to the best knowledge of the Company, threatened against the Company or its Subsidiaries, or their respective employees, which could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect. Except as set forth in Schedule 4.24, none of the Company nor any of its Subsidiaries (excluding Unrestricted Subsidiaries) is subject to an employment contract.

         Section 4.25 Senior Indebtedness. The Lender Indebtedness constitutes "Senior Debt" of the Company under and as defined in the Senior Subordinated Notes Indenture and the Additional Senior Subordinated Notes Indenture.

         Section 4.26 Unrestricted Subsidiary Qualification. Each of Sterling CAI, Sask Holdings and Sterling Sask complies with the requirements of a Subsidiary to be designated as an Unrestricted Subsidiary as set forth in clause (b) of the definition of Unrestricted Subsidiary set forth in Section 1.01.


                                   ARTICLE V

                                   COVENANTS

         Section 5.01 Certain Affirmative Covenants. So long as any Lender has any Commitment hereunder or any Loan remains unpaid or any Revolving Credit Exposure remains outstanding, the Company will at all times comply with the following covenants:

                 (a) Maintenance and Compliance, etc. The Company will and will cause each of its Subsidiaries to (i) except as permitted by
         Section 5.04(c) and except with respect to Unrestricted Subsidiaries, preserve and maintain its corporate existence, and (ii) except where failure to do so could not reasonably be expected to have a Material Adverse Effect, observe and comply with all Governmental Requirements.

                 (b) Payment of Taxes and Claims, etc. The Company will pay, and cause each of its Subsidiaries to pay, (i) all material taxes, assessments and governmental charges imposed upon it or upon its Property, and (ii) all material claims (including, but not limited to, claims for labor, materials, supplies or services) which could reasonably be expected, if unpaid, to become a Lien upon its Property, unless, in each case, the validity or amount thereof is being contested in good faith by appropriate action or proceedings and the Company has established adequate reserves in accordance with GAAP with respect thereto.

                 (c) Further Assurances. The Company will and will cause each of its Subsidiaries to cure promptly any defects in the creation and issuance of the Notes, and the execution and delivery of the Financing Documents, including this Agreement. The Company at its expense will, as promptly as practical, execute and deliver to the Administrative Agent or the applicable Issuing Bank upon request all such other and further documents, agreements and instruments (or cause any of its Subsidiaries to take such action) in compliance with or performance of the covenants and agreements of the Company or any of its Subsidiaries in the Financing Documents, including this Agreement, or to further evidence and more fully describe the Collateral, or to correct any omissions in the Financing Documents, or more fully to state the security obligations set out herein or in any of the Financing Documents, or to perfect, protect or preserve any Liens created pursuant to any of the Financing Documents, or to make any recordings, to file any notices, or obtain any consents, all as may be necessary or appropriate in connection therewith.

                 (d) Performance of Obligations. The Company will pay the Notes according to the reading, tenor and effect thereof; and the Company will do and perform every act and discharge all of the obligations provided to be performed and discharged by the Company under the Financing Documents, including this Agreement, at the time or times and in the manner specified, and cause each of its Subsidiaries to take such action with respect to their obligations to be performed and discharged under the Financing Documents to which they respectively are parties.

                 (e) Insurance. The Company will and will cause each of its Subsidiaries to maintain or cause to be maintained, with financially sound and reputable insurers, insurance with respect to their respective Properties and business against such liabilities, casualties, risks and contingencies and in such types (including business interruption insurance and flood insurance) and amounts as is customary in the case of Persons engaged in the same or similar businesses and similarly situated and in accordance with any Governmental Requirement. In the case of any fire, accident or other casualty causing loss or damage to any Properties of the Company and its Subsidiaries (excluding Unrestricted Subsidiaries) used in generating cash flow or required by applicable law, the proceeds of such policies in excess of $100,000 per occurrence shall be used to promptly repair or replace any such damaged Properties as required by applicable law, and otherwise shall be used in the Company's sole discretion, (i) to reasonably promptly repair or replace the damaged Property, (ii) to prepay the Term Loans in accordance with Section 2.10(c), or (iii) to reinvest in other Properties that, in the good faith judgment of the Company, meet the Company's capital investment criteria. The Company will obtain endorsements to the policies pertaining to all physical Properties in which the Administrative Agent or the Lenders shall have a Lien under the Financing Documents, naming the Administrative Agent as a loss payee and containing provisions that such policies will not be cancelled without 30 days prior written notice having been given by the insurance company to the Administrative Agent.

                 (f) Accounts and Records. The Company will keep and will cause each of its Subsidiaries to keep proper books of record and account in accordance with GAAP.

                 (g) Right of Inspection. The Company will permit and will cause each of its Subsidiaries to permit any officer, employee or agent of the Administrative Agent (and during the continuance of any Default, any of the Lenders) to visit and inspect any of the Properties of the Company or any of its Subsidiaries, examine the Company's or any such Subsidiary's books of record and accounts, take copies and extracts therefrom, and discuss the affairs, finances and accounts of the Company or any of its Subsidiaries with the Company's or such Subsidiary's officers, accountants and auditors, as often and all at such reasonable times during normal business hours as may be reasonably requested by the Administrative Agent or any of the Lenders.

                 (h) Operation and Maintenance of Property. The Company will, and will cause each of its Subsidiaries to, operate its Properties or cause its Properties to be operated and maintained (i) in accordance with prudent industry practice in all material respects and in compliance in all material respects with the terms and provisions of all applicable leases, contracts and agreements and (ii) except where the noncompliance therewith could not reasonably be expected to cause or result in a Material Adverse Effect, in compliance with all applicable laws of the jurisdiction in which such Properties may be situated, and all applicable laws, rules and regulations of every other Governmental Authority from time to time constituted to regulate the ownership and operation of such Properties.

                 (i) Additional Subsidiaries; Permitted Acquisitions; Additional Liens.

                 (i) If at any time after the Restated Closing Date the Company or its Subsidiaries create or acquire any one or more additional Subsidiaries (except for Unrestricted Subsidiaries):

                          (A) the Company shall, and shall cause its U.S. Subsidiaries, to execute and deliver to the Administrative Agent, at the time of such new Subsidiary's creation or acquisition, additional pledge agreements granting a security interest in, (1) if such new Subsidiary is a U.S. Subsidiary, 100% of the capital stock of, and other equity interest in, such Subsidiary owned by the Company or any such U.S. Subsidiary, respectively, or (2) if such new Subsidiary is not a U.S. Subsidiary, 65% or the capital stock of, and other equity interest in, such Subsidiary owned by the Company or any such U.S. Subsidiary, respectively, in each case in substantially the same form as the Pledge Agreement






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
                 executed by the Company or its U.S. Subsidiaries, as applicable, in connection with this Agreement; and

                          (B) if such new Subsidiary is a wholly-owned (directly or indirectly) U.S. Subsidiary, the Company shall cause such new Subsidiary to execute and deliver to the Administrative Agent, at the time of such Subsidiary's creation or acquisition, (1) a guaranty agreement in substantially the same form as the Guaranty Agreement executed by the Subsidiary Guarantors in connection with this Agreement, and (2) appropriate mortgages and security agreements and the like covering such Subsidiary's Property;

         provided that, if such new Subsidiary does not have, but only for so long as such new Subsidiary does not have, assets of more than $50,000, the Company shall not be required to comply with this Section 5.01(i) with respect to such Subsidiary.

                 (ii) If at any time after the Restated Closing Date the Company or any of its Subsidiaries (excluding Unrestricted Subsidiaries) makes a Permitted Acquisition with respect to a Person that is not a Subsidiary, the Company shall, and shall cause its U.S. Subsidiaries, to execute and deliver to the Administrative Agent at the time of such Permitted Acquisition, additional pledge agreements granting a security interest in 100% of the capital stock of, or other equity interest in, such Person owned by the Company or any such U.S. Subsidiary, respectively, in each case in substantially the same form as the Pledge Agreement executed by the Company or its U.S. Subsidiaries, as applicable, in connection with this Agreement.

                 (iii) In connection with the execution and delivery of any guaranty agreement, pledge agreement, mortgage, security agreement or similar agreement pursuant to this Section 5.01(i), the Company shall, or shall cause the relevant Subsidiary to, deliver to the Lenders such corporate resolutions, certificates, legal opinions and such other related documents as shall be reasonably requested by the Required Lenders and consistent with the relevant forms and types thereof delivered on the STX Effective Date or the AFB Effective Date or as shall be otherwise reasonably acceptable to the Required Lenders.
         Each guaranty agreement, pledge agreement, mortgage, security agreement and the like delivered pursuant to this Section 5.01(i) shall be deemed to be a Security Instrument from and after the date of execution thereof.

                 (j) Non-Consolidation of Unrestricted Subsidiaries The Company will, and shall cause each of its Subsidiaries (excluding Unrestricted Subsidiaries) to, be operated at all times in such a manner that its assets and liabilities may not be substantively consolidated with those of any Unrestricted Subsidiary in the event of the bankruptcy or insolvency of such Unrestricted Subsidiary. In this regard, the Company shall, and shall cause that each of its Subsidiaries (excluding Unrestricted Subsidiaries) shall:

                          (i) not (A) consolidate or merge with or into any Unrestricted Subsidiary or (B) sell, lease or otherwise transfer, directly or indirectly, all or substantially all of its assets to any Unrestricted Subsidiary;

                          (ii) subject to Section 5.04 (e), engage only in investments in Limited Liability Interests and matters necessarily incident thereto;

                          (iii) maintain corporate records and books of account separate from each Unrestricted Subsidiary;

                          (iv) maintain its assets separately from the assets of any Unrestricted Subsidiary (including through maintenance of a separate bank account);

                          (v)     not guarantee the obligations of any
                 Unrestricted Subsidiary, or advance funds (other than through purchases of Limited Liability Interests as permitted by
                 Section 5.04(e)), for the payment of expenses or otherwise, to any Unrestricted Subsidiary;

                          (vi) conduct all of its business correspondence and other communications in its own name and on its own stationery;

                          (vii)   maintain separate financial statements;

                          (viii) maintain a board of directors that is separate from the boards of directors of all Unrestricted Subsidiaries;

                          (ix) maintain the requisite legal formalities in order that the Company and its Subsidiaries (excluding Unrestricted Subsidiaries) may each be treated as a legally separate entity from any Unrestricted Subsidiary; and

                          (x) cause each Unrestricted Subsidiary, at the time of its creation or acquisition, to be adequately capitalized.

         Section 5.02 Reporting Covenants. So long as any Lender has any Commitment hereunder or any Loan remains unpaid or any Revolving Credit Exposure remains outstanding, the Company will furnish the following to the Administrative Agent (which shall provide copies to each Lender) and, in the case of Sections 5.02(a), (b), (d), (e), (g), (i), (j), (k) and (l) to each of the Lenders:

                 (a) Annual Financial Statements. As soon as available and in any event within 90 days after the end of each Fiscal Year of the Company, a consolidated balance sheet of the Company and its Subsidiaries as at the end of such year and the related consolidated statements of income, retained earnings and cash flows of the Company and its Subsidiaries for such Fiscal Year, setting forth in each case in comparative form the figures for the previous Fiscal Year, all in reasonable detail and accompanied by a report thereon of independent public accountants of recognized national standing, which such report shall state that such consolidated financial statements present fairly the consolidated financial condition as at the end of such Fiscal Year, and the consolidated results of operations and cash flows for such Fiscal Year, of the Company and its Subsidiaries in accordance with GAAP, applied on a consistent basis. At the same time, a consolidating balance sheet of the Company and its Subsidiaries as at the end of such year and related consolidating statements of income and cash flows for such Fiscal Year (in each case consolidating on the basis of principal lines of business of the Company and its Subsidiaries), accompanied by a certification thereon of a Responsible Officer, stating that such consolidating financial statements form the basis of the Company's consolidated financial statements and are fairly stated in all material respects when considered in relation thereto.

                 (b) Quarterly Financial Statements. As soon as available and in any event within 45 days after the end of each Fiscal Quarter of the Company, a consolidated balance sheet of the Company and its Subsidiaries as at the end of such quarter and the related consolidated statements of income, retained earnings and cash flows of the Company and its Subsidiaries for such Fiscal Quarter and for the portion of the Company's Fiscal Year ended at the end of such quarter, setting forth in each case in comparative form the figures for the corresponding quarter and the corresponding portion of the Company's previous Fiscal Year, all in reasonable detail and certified by a Responsible Officer that such financial statements are complete and correct and fairly present the consolidated financial condition as at the end of such Fiscal Quarter, and the consolidated results of operations and cash flows for such Fiscal Quarter and such portion of the Company's Fiscal Year, of the Company and its Subsidiaries in accordance with GAAP (subject to normal, year-end adjustments). At the same time, a consolidating balance sheet of the Company and its Subsidiaries at the end of such Fiscal Quarter and related consolidating statements of income and cash flows, for the portion of the Company's Fiscal Year ended at such quarter (in each case consolidating on the basis of principal lines of business of the Company and its Subsidiaries), accompanied by a certification from a Responsible Officer that such consolidating financial statements form the basis of the Company's consolidated financial statements and are fairly stated in all material respects when considered in relation thereto.

                 (c) Monthly Financial Statements. As soon as available and in any event within 30 days after the end of each calendar month of the Company, a consolidated balance sheet of the Company and its Subsidiaries as at the end of such month and the related consolidated statements of income, retained earnings and cash flows of the Company and its Subsidiaries for such calendar month and for the portion of the Company's Fiscal Year ended at the end of such month, setting forth in each case in comparative form the figures for the corresponding month and the corresponding portion of the Company's previous Fiscal Year, all in reasonable detail and certified by a Responsible Officer that such financial statements are complete and correct and fairly present the consolidated financial condition as at the end of such calendar month, and the consolidated results of operations and cash flows for such calendar month and such portion of the Company's Fiscal Year, of the Company and its Subsidiaries in accordance with GAAP (subject to normal, yearend adjustments). At the same time, a consolidating balance sheet of the Company and its Subsidiaries at the end of such calendar month and related consolidating statements of income and cash flows, for the portion of the Company's Fiscal Year ended at such month (in each case consolidating on the basis of principal lines of business of the Company and its Subsidiaries), accompanied by a certification from a Responsible Officer that such consolidating financial statements form the basis of the Company's consolidated financial statements and are fairly stated in all material respects when considered in relation thereto.

                 (d) No Default/Compliance Certificate. Together with the financial statements required pursuant to subsections (a) and (b) above, a certificate of the Company, signed by a Responsible Officer
         (i) stating that a review of such financial statements during the period covered thereby and of the activities of the Company and its Subsidiaries has been made under such Responsible Officer's supervision with a view to determining whether the Company and its Subsidiaries have fulfilled all of their obligations under this Agreement, the other Financing Documents, and the Notes; (ii) stating that the Company and its Subsidiaries have fulfilled their obligations under such instruments and that all representations made in this Agreement continue to be true and correct (or specifying the nature of any change), or if there shall be a Default or Event of Default, specifying the nature and status thereof and the Company's proposed response thereto; (iii) demonstrating in reasonable detail compliance (including, but not limited to, showing all material calculations) as at the end of such Fiscal Year or such Fiscal Quarter with Subsections 5.03(a), 5.03(b), 5.03(c), and 5.03(d); (iv) demonstrating in reasonable detail compliance (including, but not limited to, showing all material calculations) as at the end of the Fiscal Year with Sections 5.04(o) and 5.04(e)(x), describing by category (utilizing the same categories as are used by the Company in its internal financial reports) any Permitted Acquisitions and any Capital Expenditures made by the Company or any Subsidiary as of the end of such Fiscal Year and attaching thereto a Notice of Designation of Retained Cash Flow Usage dated as of the end of the preceding Fiscal Quarter; and (v) containing or accompanied by such financial or other details, information and material as the Administrative Agent may reasonably request to evidence such compliance.

                 (e) Management Letters. Together with the financial statements required pursuant to subsection (a) above, copies of each management letter issued to the Company by such accountants promptly following consideration or review by the Board of Directors of the Company, or any committee thereof (together with any response thereto prepared by the Company).

                 (f) Title Information. Within a reasonable time after a request by the Administrative Agent, additional title information in form and substance acceptable to the Required Lenders as is reasonably necessary covering the Collateral so that the Lenders shall have received, together with the title information previously received by the Lenders, satisfactory title information covering all of the Collateral .

                 (g) Events or Circumstances with respect to Collateral. Promptly after the occurrence of any event or circumstance concerning or changing any of the Collateral that would have a Material Adverse Effect, notice of such event or circumstance in reasonable detail.

                 (h) Borrowing Base Reports. As soon as available and in any event by the 20th day following the close of each calendar month, a Borrowing Base Report dated and reflecting amounts as of the close of business on the last day of the preceding calendar month.

                 (i) Notice of Certain Events. Promptly after the Company learns of the receipt or occurrence of any of the following, a certificate of the Company, signed by a Responsible Officer specifying (i) any official notice of any violation, possible violation, non-compliance or possible non compliance, or claim made by any Governmental Authority pertaining to all or any part of the Properties of the Company or any of its Subsidiaries which could reasonably be expected to have a Material Adverse Effect; (ii) any event which constitutes a Default or Event of Default, together with a detailed statement specifying the nature thereof and the steps being taken to cure such Default or Event of Default; (iii) the receipt of any notice from, or the taking of any other action by, the holder of any promissory note, debenture or other evidence of indebtedness in excess of $5,000,000 of the Company or any of its Subsidiaries with respect to a claimed default, together with a detailed statement specifying the notice given or other action taken by such holder and the nature of the claimed default and what action the Company or its Subsidiary is taking or proposes to take with respect thereto; (iv) any default or noncompliance of any party to any of the Financing Documents with any of the terms and conditions thereof or any notice of termination or other proceedings or actions which could reasonably be expected to adversely affect any of the Financing Documents; (v) the creation, dissolution, merger or acquisition of any Subsidiary of the Company with material operations; (vi) any event or condition not previously disclosed to the Administrative Agent, which violates any Environmental Law and which could potentially, in the Company's reasonable judgment, have a Material Adverse Effect; (vii) any material amendment to, termination of, or material default under a Material Contract or any execution of, or material amendment to, termination of, or material default under, any material collective bargaining agreement, except collective bargaining agreements of Unrestricted Subsidiaries; (viii) any event or condition which may reasonably be expected to have a Material Adverse Effect; (ix) the occurrence, with respect to Albright, of any of the events described in Section 6.08 or the failure of the Albright Indemnity to continue to be in full force and effect; or (x) the occurrence, with respect to any of the Cytec Parties, of any of the events described in Section
         6.08 or the failure of the Cytec Indemnity to continue to be in full force and effect.

                 (j) Shareholder Communications, Filings. Promptly upon the mailing, filing, or making thereof, copies of all registration statements, periodic reports and other documents (excluding the related exhibits except to the extent expressly requested by the Administrative Agent) filed by the Company with the Securities and Exchange Commission (or any successor thereto) or any national securities exchange.

                 (k) Litigation. Promptly after the occurrence thereof, notice of the institution of or any material adverse development in any action, suit or proceeding or any governmental investigation or any arbitration, before any court or arbitrator or any governmental or administrative body, agency or official, against the Company, Holdco, or any Subsidiary Guarantor or any material Property of any thereof, in which the amount involved is material and is not covered by insurance or which could reasonably be expected to have a Material Adverse Effect.

                 (l) ERISA. Promptly after (i) the Company's obtaining knowledge of the occurrence thereof, notice that an ERISA Termination Event or a "prohibited transaction," as such term is defined in
         Section 406 of ERISA or Section 4975 of the Code, with respect to any Plan has occurred, which such notice shall specify the nature thereof, the Company's proposed response thereto (and, if applicable, the proposed response thereto of any Subsidiary of the Company and of any ERISA Affiliate) and, where known, any action taken or proposed by the Internal Revenue Service, the Department of Labor or the PBGC with respect thereto, (ii) the Company's obtaining knowledge thereof, copies of any notice of the PBGC's intention to terminate or to have a trustee appointed to administer any Plan, and (iii) the filing thereof with any Governmental Authority (if requested by the Administrative Agent), copies of each annual and other report (including applicable schedules) with respect to each Plan or any trust created thereunder.

                 (m) Borrowing Base Audit. At the cost of the Company, a report or reports of an independent collateral field examiner approved
         (i) by the Company, whose approval shall not be unreasonably withheld and (ii) by the Administrative Agent (and which collateral field examiner may be the Administrative Agent or an affiliate thereof) with respect to the Eligible Accounts and Eligible Inventory components included in the Borrowing Base. The Administrative Agent may (and, at the direction of the Required Lenders, shall) request such reports or additional reports as it (or the Required Lenders) shall reasonably deem necessary; provided, however, that so long as no Default has occurred and is continuing, the Company shall not be required to reimburse the cost of more than one such report per Fiscal Year.

                 (n)      Insurance Coverage.

                          (i) Upon request, a summary of the insurance coverages of the Company and its Subsidiaries (excluding Unrestricted Subsidiaries) in form and substance reasonably satisfactory to the Administrative Agent; upon renewal of any such insurance policy, a copy of an insurance certificate summarizing the terms of such policy; and upon request of the Administrative Agent, copies of the applicable policies; and

                          (ii) Upon request, a summary of the insurance coverages of Unrestricted Subsidiaries in form and substance reasonably satisfactory to the Administrative Agent, a copy of an insurance certificate summarizing the terms of such policies and copies of the applicable policies.

                 (o) Annual Budget. Not later than the 90th day after the Fiscal Year ended September 30, 1996, and not later than the 60th day after each Fiscal Year end thereafter, an annual budget of the Company and it Subsidiaries (consolidating on the basis of principal lines of business of the Company and its Subsidiaries), reviewed by the Board of Directors of the Company, setting forth in reasonable detail, the projected revenues and expenses of the Company for the following Fiscal Year.

                 (p) Excess Cash Flow Certificate. On or before the 100th day after each September 30th, commencing on September 30, 1997, the Company's preliminary calculation of its Excess Cash Flow for the Fiscal Year ended on such September 30th, in accordance with Section 2.10(b).

                 (q) Other Information. With reasonable promptness, such other information about the business and affairs and financial condition of the Company or its Subsidiaries as the Administrative Agent may reasonably request from time to time.

         Section 5.03 Financial Covenants. So long as any Lender has any Commitment hereunder or any Loan remains unpaid or any Revolving Credit Exposure remains outstanding, the Company will, at all times on or after December 31, 1996:

                 (a) Interest Coverage Ratio. Maintain an Interest Coverage Ratio of not less than the ratio for each Rolling Period indicated below:

                         Each Rolling Period ending                        Ratio

                         December 31, 1996                                  1.75
                         March 31, 1997                                     1.75
                         June 30, 1997                                      1.75
                         September 30, 1997                                 1.50

                         Each Rolling Period during
                         the Fiscal Year ending                            Ratio


                         September 30, 1998                                1.35

                         Each Rolling Period ending                        Ratio

                         December 31, 1998                                 1.50
                         March 31, 1999                                    1.50
                         June 30, 1999                                     2.25
                         September 30, 1999                                2.25

                         Each Rolling Period                               Ratio
                         thereafter                                        1.05


                 (b) Current Ratio. Maintain a Current Ratio of not less than (i) 1.20 to 1.00, from January 1, 1997, through September 30, 1998, and (ii) 1.25 to 1.00 at all times after October 1, 1998.

                 (c) Fixed Charge Coverage Ratio. Maintain a Fixed Charge Coverage Ratio of not less than the ratio for each Rolling Period indicated below:

                        Each Rolling Period during
                        the period beginning January 1,                    Ratio
                        1997 through September 30, 1997                    1.05

                        The Rolling Period ending                          Ratio
                        December 31, 1997                                  1.00


                        Each Rolling Period during
                        the period beginning January 1,                    Ratio
                        1998 through September 30, 1998                    1.05

                        Each Rolling Period during
                        the period beginning October 1,                    Ratio
                        1998 through September 30, 1999                    1.10

                        Each Rolling Period during
                        the Fiscal Years ending                            Ratio

                        September 30, 2000                                 1.15
                        September 30, 2001                                 1.20

                        Each Rolling Period                                Ratio
                        thereafter                                         1.20

                 (d) Leverage Ratio. Maintain a Leverage Ratio of not greater than the ratio for each Rolling Period indicated below:

                        Each Rolling Period ending                         Ratio

                        December 31, 1996                                   5.25
                        March 31, 1997                                      6.35
                        June 30, 1997                                       7.00
                        September 30, 1997                                  7.00
                        December 31, 1997                                   7 00
                        March 31, 1998                                      7.00
                        June 30, 1998                                       7.00
                        September 30, 1998                                  7.00
                        December 31, 1998                                   6.50
                        March 31, 1999                                      6.00
                        June 30, 1999                                       4.50
                        September 30, 1999                                  4.50

                        Each Rolling Period during
                        the Fiscal Years ending                            Ratio

                        September 30, 2000                                  4.00
                        September 30, 2001                                  3.50
                        September 30, 2002                                  3.00

                 (e) Senior Debt Leverage Ratio. Maintain a Senior Debt Leverage Ratio of not greater than the ratio for each Rolling Period indicated below:

                         Each Rolling Period ending                        Ratio

                         March 31, 1997                                     3.50
                         June 30, 1997                                      3.50
                         September 30, 1997                                 3.50
                         December 31, 1997                                  3.50
                         March 31, 1998                                     3.25
                         June 30, 1998                                      3.25
                         September 30, 1998                                 3.25

                         Each Rolling Period during
                         the Fiscal Years ending                           Ratio

                         September 30, 1999                                 3.00
                         September 30, 2000                                 3.00
                         September 30, 2001                                 3.00
                         September 30, 2002                                 3.00

                         Each Rolling Period                               Ratio
                         thereafter                                         3.00

 The Company shall be deemed to be in compliance with the covenants contained in this Section 5.03 at any time so long as the then most recent financial statements prepared by the Company (for internal use or otherwise) and made available to the Lenders show, or provide a basis for ascertaining, such compliance and no Responsible Officer has obtained any information that causes such Responsible Officer to reasonably conclude that the Company is not in compliance with the covenants contained in this Section 5.03.

         Section 5.04 Certain Negative Covenants. So long as any Lender has any Commitment hereunder or any Loan remains unpaid or any Revolving Credit Exposure remains outstanding, the Company will not:

                 (a) Indebtedness. Create, incur, assume or suffer to exist, or permit any of its Subsidiaries to create, incur, assume or suffer to exist, any Indebtedness, other than:

                          (i) the Lender Indebtedness in the principal amount not to exceed the outstanding Term Loans and the Revolving Credit Commitments less the aggregate amount of permanent reductions of the Revolving Credit Commitments and payments or prepayments of the Term Loans;

                          (ii) Indebtedness outstanding on the date hereof which is set forth on Schedule 5.04(a)-1, provided that any Indebtedness indicated on Schedule 5.04(a) as "Indebtedness to be Repaid" shall have been repaid on or before the STX Effective Date or the AFB Effective Date, as applicable;

                          (iii) accounts payable (for the deferred purchase price of Property or services) from time to time incurred in the ordinary course of business and guaranties by the Company or any Subsidiary in the ordinary course of business of any such obligations incurred by any other Subsidiary;

                          (iv) Indebtedness owing by (A) the Company or a Subsidiary Guarantor to Canadian Subsidiaries not to exceed $5,000,000 in the aggregate, (B) Canadian Subsidiaries to the Company or a Subsidiary Guarantor not to exceed (1) $120,000,000 in the aggregate provided that such Indebtedness may only arise from a transfer to one or more U.S. Subsidiaries or the Company of existing Indebtedness owing as of the AFB Effective Date to one or more Canadian Subsidiaries and which does not under any circumstances involve consideration for such transfer other than an exchange of such Indebtedness for equity, plus (2) Indebtedness permitted pursuant to Section 5.04(e)(vii); (C) any Subsidiary Guarantor to the Company or any other Subsidiary Guarantor, (D) the Company to any Subsidiary Guarantor; and (E) any Canadian Subsidiary to any other Canadian Subsidiary;

                          (v) obligations for current taxes, assessments and other governmental charges and taxes, assessments or other governmental charges which are not yet due or are being contested in good faith by appropriate action or proceeding promptly initiated and diligently conducted, if such reserve as shall be required by GAAP shall have been made therefor;

                          (vi) Capital Lease Obligations not to exceed $1,000,000 at any one time;

                          (vii) Indebtedness not exceeding U.S. $15,000,000 under the Canadian Facility (and the "Bankers' Acceptances" provided for therein) so long as the documentation with respect thereto is reasonably satisfactory to the Administrative Agent.

                          (viii)  Indebtedness evidenced by the Senior
                 Subordinated Notes;

                          (ix)    Indebtedness owing pursuant to Hedge
                 Agreements entered into in the ordinary course of business for the purpose of hedging against fluctuations in interest rates (on money borrowed by the Company), commodity prices and foreign exchange rates;

                          (x)     Indebtedness (other than short-term
                 Indebtedness for borrowed money) created, incurred, assumed or guaranteed after the date hereof not otherwise permitted pursuant to this Subsection 5.04(a), provided that the aggregate outstanding principal amount of such Indebtedness, together with obligations (calculated based upon the net present value of all future lease payments at an assumed discount rate of 12%) in respect of the transactions described in Section 5.04(g), shall not exceed $20,000,000 at any one time outstanding;

                          (xi)    Non-Recourse Debt of an Unrestricted
                 Subsidiary; and

                          (xii) Indebtedness evidenced by the Additional Senior Subordinated Notes.

                 (b) Liens. Create, incur, assume or suffer to exist, or permit any of its Subsidiaries to create, incur, assume or suffer to exist, any Lien on any of its Property now owned or hereafter acquired to secure any Indebtedness of the Company, any Subsidiary or any other Person, other than:

                          (i) Liens existing on the date hereof and set forth on Schedule 5.04(b)-1; provided that any Liens indicated on Schedule 5.04(b) as "Liens to be Released" shall have been released of record within 10 days after the STX Effective Date or the AFB Effective Date, as applicable;

                          (ii) Liens securing the Lender Indebtedness and Liens on Property of the Canadian Subsidiaries securing Indebtedness under the Canadian Facility to the extent permitted pursuant to Section 5.04(a);

                          (iii) Liens for taxes, assessments or other governmental charges or levies not yet due or which are being contested in good faith by appropriate action or proceedings and with respect to which adequate reserves are being maintained;

                          (iv) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen, repairmen, workmen, and other Liens imposed by law created in the ordinary course of business for amounts which are not past due for more than 30 days or which are being contested in good faith by appropriate action or proceedings and with respect to which adequate reserves in accordance with GAAP are being maintained;

                          (v) Liens incurred or deposits or pledges made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security, old age or other similar obligations, or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, government contracts, performance and returnofmoney bonds and other similar obligations (exclusive of obligations for the payment of borrowed money);

                          (vi) minor irregularities in title, easements, rights-of-way, restrictions, servitudes, permits, reservations, exceptions, conditions, covenants and other similar charges or encumbrances not materially interfering with the occupation, use and enjoyment by the Company or any of its Subsidiaries of any of their respective Properties in the normal course of business or materially impairing the value thereof ;

                          (vii) any obligations or duties affecting any of the Property of the Company or its Subsidiaries to any municipality or public authority with respect to any franchise, grant, license or permit which do not materially impair the use of such Property for the purposes for which it is held;

                          (viii) Liens upon Property acquired by the Company, other than as a Permitted Acquisition, after the Restated Closing Date with the proceeds of no greater than $10,000,000 of Indebtedness permitted pursuant to Section 5.04(a)(x); provided that (A) such Lien was created solely for the purpose of securing such Indebtedness, (B) and the principal amount of such Indebtedness does not exceed the fair value of such Property at the time of its acquisition;

                          (ix) Liens securing not more than $1,000,000 in the aggregate existing on any real or personal property of any Person at the time it becomes a Subsidiary after the Restated Closing Date pursuant to a Permitted Acquisition;



                          (x) extensions, renewals or replacements of any Lien referred to in Subsections 5.04(b)(i), (ii) and (ix), provided that the principal amount of the Indebtedness or obligation secured thereby is not increased and that any such extension, renewal or replacement is limited to the Property originally encumbered thereby;

                          (xi) with respect to Property located in Canada, reservations, limitations, provisos and conditions in any original grant from the Crown or any freehold lessor of any of the properties of the Company or its Subsidiaries;

                          (xii) Liens resulting from operation of law with respect to any judgments or orders not constituting a Default; and

                          (xiii)  Liens on Property of Unrestricted
                 Subsidiaries to secure Indebtedness of Unrestricted Subsidiaries permitted under Section 5.04(a).

                 (c) Mergers, Sales, etc. Merge into or with or consolidate with, or permit any of its Subsidiaries to merge into or with or consolidate with, any other Person, or sell, lease or otherwise dispose of, or permit any of its Subsidiaries to sell, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or any part of its Property to any other Person. Notwithstanding the foregoing limitations:

                           (i) the Company and its Subsidiaries (excluding Unrestricted Subsidiaries) may (A) sell inventory, and other similar assets in the ordinary course of business, (B) sell, transfer or otherwise dispose of personal property (including, but not limited to, pipe, equipment, machinery and vehicles) in the ordinary course of business or when, in the reasonable judgment of the Company, such property is no longer used or useful in the conduct of its business or the business of its Subsidiaries, and (C) in addition to clauses (A) and (B), sell, lease, or otherwise dispose of (1) up to $5,000,000 in fair-market value of their Property in the aggregate during any Fiscal Year, and (2) more than $5,000,000, but less than $10,000,000 in fair-market value of their Property in the aggregate during any Fiscal Year, provided that the Company shall either prepay the Term Loans pursuant to Section 2.10(b)(iii) or promptly reinvest the Net Proceeds (in excess of $5,000,000) from such sale in Properties that, in the good-faith judgment of the Company, meet the Company's capital investment criteria;

                          (ii) (A) any Subsidiary Guarantor may merge into or with or consolidate with any other Subsidiary Guarantor or the Company (and, in the case of the Company, so long as the Company is the surviving entity), (B) any Canadian Subsidiary may merge into or with or consolidate with any other Canadian Subsidiary, (C) Sterling NRO may be liquidated into Sterling Canada, (D) any Canadian Subsidiary may merge with or into or consolidate with any Subsidiary Guarantor so long as (1) the Subsidiary Guarantor is the surviving entity and (2) the Canadian Subsidiary was Solvent immediately prior to the time of such merger or consolidation, and (E) any Unrestricted Subsidiary may merge into or with or consolidate with any other Unrestricted Subsidiary;

                          (iii) any Subsidiary Guarantor may transfer Property to any other Subsidiary Guarantor or to the Company, and any Canadian Subsidiary may transfer Property to the Company, any Subsidiary Guarantor, or any other Canadian Subsidiary; and

                          (iv) any Unrestricted Subsidiary may sell, lease or otherwise dispose of all or any of its Property to any Person.

                 (d) Dividends, etc. Declare or pay any dividend on its capital stock, make any payment to purchase, redeem, retire or otherwise acquire any of its capital stock or any option, warrant, or other right to acquire such capital stock, now or hereafter outstanding, return any capital to its stockholders, make any distribution of its assets, capital stock, warrants, rights, options, obligations or securities to its stockholders, or permit any of its Subsidiaries to do so, except that:

                          (i) the Company may declare and deliver dividends payable solely in shares of its capital stock or in options, warrants or rights to purchase shares of capital stock;

                          (ii) the Company may make contributions to the ESOP on behalf of the employees of the Company or its Subsidiaries in the aggregate amount in any Fiscal Year not to exceed 8% of payroll expense during such Fiscal Year attributable to employees of the Company and its Subsidiaries who are eligible to participate in the ESOP;

                          (iii) any Subsidiary of the Company other than any U.S. Subsidiary of a Canadian Subsidiary may declare and deliver dividends to the Company or any wholly-owned Subsidiary of the Company, and any Canadian Subsidiary or any Unrestricted Subsidiary organized under the laws of Canada may redeem shares of its own capital stock;

                          (iv) the Company may declare and deliver in any Fiscal Year Permitted Holdco Dividends so long as, at the time of payment of such dividend (both before and after giving effect to the payment thereof), the Company satisfies the conditions precedent to the making of Loans set forth in
                 Section 3.04; and

                          (v) the Company may declare and make a noncash dividend or make a return of capital to Holdco in the form of cancellation by the Company of the Indebtedness of Holdco referred to in Section 5.04(e)(viii).

                 (e) Investments, Loans, etc. Make or permit any loans to or investments in any Person, or permit any of its Subsidiaries (excluding Unrestricted Subsidiaries) to make or permit any loans to or investments in any Person, other than:

                          (i) investments, loans or advances, the material details of which have been set forth in either the Financial Statements or Schedule 4.07 hereto;

                          (ii) investments in direct obligations of the United States of America or any agency thereof or, in the case of Canadian Subsidiaries, investments in direct obligations of Canada, in each case with maturities of one year or less from the date of acquisition;

                          (iii) investments in certificates of deposit of maturities less than one year, issued by commercial banks in the United States having capital and surplus in excess of $500,000,000 and having short-term credit ratings of at least A1 and P1 by Standard & Poor's Ratings Group and Moody's Investors Service, Inc., respectively;

                          (iv) investments in commercial paper of maturities of not more than 270 days rated at least A1 and P1 by Standard & Poor's Ratings Group and Moody's Investors Service, Inc., respectively; and

                          (v)     investments in securities that are
                 obligations of the United States government purchased by the Company or any Subsidiary of the Company under repurchase agreements pursuant to which arrangements are made with selling financial institutions (being a financial institution having unimpaired capital and surplus of not less than $500,000,000 and with short-term credit ratings of at least A1 and P1 by Standard & Poor's Ratings Group and Moody's Investors Service, Inc., respectively) for such financial institutions to repurchase such securities within 30 days from the date of purchase by the Company or such Subsidiary, and other similar short-term investments made in connection with the Company's or any of its Subsidiary's cash management practices; provided that the Company shall take possession of all securities purchased by the Company or any Subsidiary under repurchase agreements and shall adhere to customary margin and mark-to-market procedures with respect to fluctuations in value;

                          (vi) investments in any security issued by an investment company registered under section 8 of the Investment Company Act of 1940 (15 U.S.C. 80a-8) that is a money market fund in compliance with all applicable requirements of SEC Rule 2a-7 (17 CFR 270.2a-7);

                          (vii) (A) investments in or loans or advances to Canadian Subsidiaries or Unrestricted Subsidiaries made after the STX Effective Date not to exceed $10,000,000 in the aggregate, and (B) loans or advances to, or investments in, Guarantor Subsidiaries;

                          (viii) a loan by the Company to Holdco approximately in the amount of $450,000,000 on the STX Effective Date to be used by Holdco solely for consummation of the SCI Acquisition and related transaction costs;

                          (ix) the Secondary ESOP Loan and any renewals or replacements thereof or reborrowing thereunder in a total principal amount not to exceed $6,000,000 at any time;

                          (x) Permitted Acquisitions in an amount not to exceed (after giving effect thereto) Cumulative Retained Cash Flow as of the date any such Permitted Acquisition is made;

                          (xi) routine loans or advances to employees in the ordinary course of business not to exceed $25,000 at any time outstanding to any one employee and $500,000 in the aggregate;

                          (xii) loans in an aggregate amount not to exceed $500,000 to finance the purchase of homes by employees who have been relocated by the Company or any Subsidiary; and

                          (xiii) investments, after the STX Effective Date, in additional Valdosta Bonds issued to finance the completion of the Company's plant in Valdosta, Georgia, so long as the Administrative Agent (on behalf of the Lenders) has a first priority, perfected Lien thereon to secure the Lender Indebtedness;

                          (xiv) participations (for a tenor of not more than 90 days) in loans to Persons having short-term credit ratings of at least A1 and P1 by Standard & Poor's Ratings Group and Moody's Investors Service, Inc., respectively;

                          (xv)    the AFB Acquisition;

                          (xvi) other investments, loans, or advances in an aggregate amount not to exceed $1,000,000 outstanding at any one time.;

                          (xvii) investments, after July 3, 1997, in Holdco Common Stock, purchased from certain employees of the Company that have elected to take cash in lieu of stock in connection with the termination of the Old ESOP, not to exceed in the aggregate $2,500,000;

                          (xviii) investments in Limited Liability Interests in
                 Sterling CAI, Sask Holdings and Sterling Sask to the extent necessary to consummate the Saskatoon Acquisition, all such investments in an aggregate amount not to exceed Cdn $20,000,000 and provided that such investments are solely from equity contributions of new Holdco Common Stock and the Series B Preferred Stock from Holdco to Sterling CAI and Sterling CAI sells such new Holdco Common Stock and Series B Preferred Stock and contributes the proceeds from such sale to Sask Holdings and Sterling Sask; and

                          (xix) investments made after the Restated Closing Date in Limited Liability Interests in Unrestricted Subsidiaries; provided that such investments are solely from equity contributions from Holdco comprising either (i) new Holdco Common Stock or new preferred stock of Holdco or (ii) the proceeds of an issuance of either new Holdco Common Stock or new preferred stock of Holdco, that in each case such Holdco Common Stock or preferred stock of Holdco does not provide the holder thereof any right to cash payments (other than, in the case of preferred stock, cash payments resulting solely from a right to put such preferred stock to Holdco upon the occurrence of a Change of Control as defined in the Senior Secured Discount Notes Indenture) or cash dividends at any time that any Lender Indebtedness is outstanding; and provided, further, that the total consideration, including transaction costs, paid by any Unrestricted Subsidiary for Property or capital stock acquired by such Unrestricted Subsidiaries after the Restated Closing Date shall not exceed $100,000,000 in the aggregate.

                 (f) Lease Payments. Create, incur, assume or suffer to exist, nor permit any of its Subsidiaries (excluding Unrestricted Subsidiaries) to create, incur, assume or suffer to exist, any obligation for the payment of rent or hire of Property of any kind whatsoever (real or personal), whether directly or as a guarantor, if, after giving effect thereto, the aggregate amount of all payments required to be made by the Company and its Subsidiaries (excluding Unrestricted Subsidiaries) on a consolidated basis pursuant to such leases or lease agreements (excluding payments in respect of Capital Lease Obligations and obligations described in Section 5.04(g) to the extent permitted by this Agreement) would exceed $5,000,000 in any Fiscal Year.

                 (g) Sales and Leasebacks. Except as permitted by Section 5.04(a)(x), enter into, or permit any of its Subsidiaries (excluding Unrestricted Subsidiaries) to enter into, any arrangement,






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         directly or indirectly, with any Person whereby the Company or any such Subsidiary shall sell or transfer any Property, whether now owned or hereafter acquired, and whereby the Company or any such Subsidiary shall then or thereafter rent or lease as lessee such Property or any part thereof or other Property which the Company or any such Subsidiary intends to use for substantially the same purpose or purposes as the Property sold or transferred.

                 (h) Nature of Business. Permit any material change to be made in the character of its business or the business of any Subsidiary as carried on at the date hereof, except as may be permitted pursuant to this Agreement.

                 (i)      ERISA Compliance.

                          (i) Engage in, or permit a Subsidiary of the Company or any ERISA Affiliate to engage in, any transaction in connection with which the Company, a Subsidiary of the Company or any ERISA Affiliate could be subjected to either a civil penalty assessed pursuant to Sections 502(c), (i) or (l) of ERISA or a tax imposed by Chapter 43 of Subtitle D of the Code, except where such assessment or imposition could not reasonably be expected to have Material Adverse Effect;

                          (ii) Terminate, or permit a Subsidiary of the Company or any ERISA Affiliate to terminate, any Plan in a manner, or take any other action with respect to any Plan, which could reasonably be expected to result in any material liability of the Company, a Subsidiary of the Company or any ERISA Affiliate to the PBGC or any other Governmental Authority;

                          (iii) Fail to make, or permit a Subsidiary of the Company or any ERISA Affiliate to fail to make, full payment when due of all amounts which, under the provisions of any Plan, agreement relating thereto or applicable law, the Company, a Subsidiary of the Company or any ERISA Affiliate is required to pay as contributions thereto, except where the failure to make such payments could not reasonably be expected to have Material Adverse Effect;

                          (iv) Permit to exist, or allow a Subsidiary of the Company or any ERISA Affiliate to permit to exist, any accumulated funding deficiency within the meaning of Section 302 of ERISA or Section 412 of the Code, whether or not waived, with respect to any Plan;

                          (v) Contribute to or assume an obligation to contribute to, or permit a Subsidiary of the Company (other than a Subsidiary acquired as permitted pursuant to Section 5.04(i)(vi)) or any ERISA Affiliate to contribute to or assume an obligation to contribute to, any "multiemployer plan" as such term is defined in Section 3(37) or 4001(a)(3) of ERISA or any "multi-employer pension plan" as such term is defined in the Pension Benefits Act (Ontario);






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                          (vi)    Acquire, or permit a Subsidiary of the
                 Company or any ERISA Affiliate to acquire, an interest in any Person that causes such Person to become an ERISA Affiliate with respect to the Company or a Subsidiary of the Company or with respect to any ERISA Affiliate of the Company or a Subsidiary of the Company if such Person sponsors, maintains or contributes to, or at any time in the sixyear period preceding such acquisition has sponsored, maintained, or contributed to, (A) any "multiemployer plan" as such term is defined in Section 3(37) or 4001(a)(3) of ERISA, or (B) any "multi-employer pension plan" as such term is defined in the Pension Benefits Act (Ontario); provided that, the Company may acquire any such Person if (1) such Person is acquired as a Permitted Acquisition, (2) such Person would not become an ERISA Affiliate, and (3) neither the Company nor any of its other Subsidiaries has any legal liability to perform such Person's obligations or assume such Person's liabilities.

                          (vii) Fail to pay, or cause to be paid, to the PBGC in a timely manner, and without incurring any late payment or underpayment charge or penalty, all premiums required pursuant to Sections 4006 and 4007 of ERISA, except where such failure could not reasonably be expected to have a Material Adverse Effect;

                          (viii) Amend, or permit a Subsidiary of the Company or any ERISA Affiliate to amend, a Plan resulting in an increase in current liability such that the Company, a Subsidiary of the Company or any ERISA Affiliate is required to provide security to such Plan under Section 401(a)(29) of the Code;

                          (ix) Incur, or permit a Subsidiary of the Company or any ERISA Affiliate to incur, a material liability to or on account of a Plan under Sections 515, 4062, 4063, 4064, 4201 or 4204 of ERISA; or

                          (x) Permit, or allow a Subsidiary of the Company or any ERISA Affiliate to permit, the actuarial present value of the benefit liabilities (computed on an accumulated benefit obligation basis in accordance with GAAP) under all Plans in the aggregate to exceed the current value of the assets of all Plans in the aggregate that are allocable to such benefit liabilities by (A) an amount that could reasonably be expected to cause a Material Adverse Effect, if such excess is the result of a change in market conditions, and (B) more than $10,000,000 if such excess is for any other reason.

                 (j) Sale or Discount of Receivables. Discount or sell (with or without recourse), or permit any of its Subsidiaries (excluding Unrestricted Subsidiaries) to discount or sell (with or without recourse), any of its or its Subsidiaries' (excluding Unrestricted Subsidiaries) notes receivable or accounts receivable, other than notes receivable and accounts receivable discounted or sold without recourse and in the ordinary course of business of the Company and its Subsidiaries (excluding Unrestricted Subsidiaries) (as conducted as of the Restated Closing Date) in an aggregate amount not to exceed $15,000,000 in any Fiscal Year.






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                 (k)      Negative Pledge Agreements.  Create, incur, assume or
         suffer to exist, or permit any of its Subsidiaries (excluding Unrestricted Subsidiaries) to create, incur, assume or suffer to exist, any contract, agreement or understanding (other than this Agreement, the other Financing Documents, or as set forth on Schedule
         I to the respective Security Agreements delivered by the Company and its Subsidiaries) which in any way prohibits or restricts the granting, conveying, creation or imposition of any Lien on any Property of the Company or its Subsidiaries (excluding Unrestricted Subsidiaries), or which requires the consent of or notice to other Persons in connection therewith, other than agreements (that do not provide for borrowed money Indebtedness) entered into in the ordinary course of business that restrict assignment by the Company of its rights thereunder; provided that the Company shall use its best efforts to negotiate such restrictions so as not to limit the right of the Company to grant a Lien on the Company's rights thereunder in favor of the Administrative Agent on behalf of the Lenders as security for the Lender Indebtedness.

                 (l) Transactions with Affiliates. Enter into any transaction or series of transactions, or permit any of its Subsidiaries to enter into any transaction or series of transactions, with Affiliates of the Company or its Subsidiaries which involve an outflow of money or other Property from the Company or its Subsidiaries to an Affiliate of the Company or its Subsidiaries, including but not limited to repayment of Indebtedness, management fees, compensation, salaries, asset purchase payments or any other type of fees or payments similar in nature, other than on terms and conditions substantially as favorable to the Company and its Subsidiaries as would be obtainable by the Company and its Subsidiaries in a reasonably comparable arm's-length transaction with a Person other than an Affiliate of the Company or its Subsidiaries. Notwithstanding the foregoing, the restrictions set forth in this
         Section 5.04(l) shall not apply to: (i) the payment of reasonable and customary fees to directors of the Company who are not employees of the Company, (ii) any other transaction with any employee, officer or director of the Company or any of its Subsidiaries pursuant to employee benefit plans and compensation arrangements in amounts customary for corporations similarly situated to the Company or any such Subsidiary and entered into the ordinary course of business and approved by the Board of Directors of the Company or any committee thereof or the Board of Directors of such Subsidiary, (iii) the payment of fees to TSG in connection with the SCI Acquisition which have been disclosed prior to the STX Effective Date to the Administrative Agent in writing, (iv) the SCI Asset Conveyance, (v) the cancellation of Indebtedness described in Section 5.04(e)(viii),
         (vi) the payment of fees to TSG in connection with the AFB Acquisition which have been disclosed prior to the AFB Effective Date to the Administrative Agent in writing, (vii) the payment of fees to TSG in connection with the Saskatoon Acquisition which have been disclosed prior to the Restated Closing Date to the Administrative Agent in writing, (viii) any transaction or series of transactions with the Company or the Subsidiary Guarantors which involve an outflow of money or other Property from an Unrestricted Subsidiary to the Company or a Subsidiary Guarantor, (ix) any transaction or series of transactions which involve an outflow of money or other Property from an Unrestricted Subsidiary to another Unrestricted Subsidiary, or (x) any other transactions with Affiliates that do not in the aggregate involve the payment of more than $1,000,000 during any twelve-month period.






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
                 (m) Unconditional Purchase Obligations. Enter into or be a party to, or permit any of its Subsidiaries (excluding Unrestricted Subsidiaries) to enter into or be a party to, any material contract for the purchase of materials, supplies or other property or services, if such contract requires that payment be made by it regardless of whether or not delivery is ever made of such materials, supplies or other property or services, except any such contract for the purchase of power entered into by the Company or any Subsidiary in the ordinary course of its business.

                 (n) Stock. Authorize or issue (i) any Voting Stock to any Person other than Holdco or (ii) any preferred stock or other equity securities having a mandatory redemption right existing with regard thereto.

                 (o) Capital Expenditures. Make, or permit any of its Subsidiaries (excluding Unrestricted Subsidiaries) to make, Capital Expenditures in any Fiscal Year in excess of the sum of (i), (ii) and
         (iii) below:

                           (i) Capital Expenditures in any Fiscal Year pursuant to the following schedule:

                                                       Maximum Scheduled
                 Fiscal Year Ending                   Capital Expenditures
                 ------------------                   --------------------
                 September 30, 1997                            $50,000,000
                 September 30, 1998                            $45,000,000
                 September 30, 1999 and                        $35,000,000
                 each Fiscal Year thereafter

                          (ii) Up to 50% of the amount listed above for any Fiscal Year but not expended in such Fiscal Year may be carried forward and expended during the next Fiscal Year (but not any other Fiscal Year).

                          (iii) In addition to Capital Expenditures permitted by Sections 5.04(o)(i) and (ii), Capital Expenditures in an amount (after giving effect thereto) not to exceed Cumulative Retained Cash Flow, as of the date any such Capital Expenditure is made.

                          (iv) In addition to Capital Expenditures permitted by Sections 5.04(o)(i), (ii) and (iii), for the period from the STX Effective Date through September 30, 1996, the Company and its Subsidiaries may make Capital Expenditures in an amount not to exceed $18,000,000.

         Capital Expenditures that are not designated as Capital Expenditures from Retained Cash Flow pursuant to a Notice of Designated Retained Cash Flow Usage, are deemed to apply first to Carry-Forward Capital Expenditures and last to Scheduled Capital Expenditures.






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
                 (p) Modifications to Senior Subordinated Notes; No Voluntary Prepayments.

                          (i)     Amend, modify, or waive any covenant
                 contained in the Senior Subordinated Notes, the Additional Senior Subordinated Notes, the Senior Subordinated Notes Indenture or the Additional Senior Subordinated Notes Indenture if the effect of such amendment, modification, or waiver would be to make the terms of the Senior Subordinated Notes, the Additional Senior Subordinated Notes, the Senior Subordinated Notes Indenture or the Additional Senior Subordinated Notes Indenture materially more onerous to the Company;

                          (ii) Amend, modify, or waive any provision of the Senior Subordinated Notes, the Additional Senior Subordinated Notes, the Senior Subordinated Notes Indenture or the Additional Senior Subordinated Notes Indenture which (A) subjects the Company to any additional material obligation,
                 (B) increases the principal of or rate of interest on any Senior Subordinated Note or any Additional Senior Subordinated Note, (C) accelerates the date fixed for any payment of principal or interest on any Senior Subordinated Note or any Additional Senior Subordinated Note, (D) would change the percentage of holders of such Senior Subordinated Notes or such Additional Senior Subordinated Notes required for any such amendment, modification, or waiver from the percentage required on the Restated Closing Date, or (E) relates to the subordination provisions thereof; or

                          (iii)   Make any voluntary prepayment of, or
                 optionally redeem, or make any payment in defeasance of, any part of the Senior Subordinated Notes or the Additional Senior Subordinated Notes.

                 (q) Intercompany Transactions. Create and will not permit any of its Subsidiaries (excluding Unrestricted Subsidiaries) to, create or otherwise cause or permit to exist or become effective, except as may be expressly permitted or required by the Financing Documents, any consensual encumbrance or restriction of any kind on the ability of any such Subsidiary to (i) pay dividends or make any other distribution to the Company or any of its Subsidiaries in respect of such Subsidiary's capital stock or with respect to any other interest or participation in, or measured by, its profits, (ii) pay any indebtedness owed to the Company or any of its Subsidiaries,
         (iii) make any loan or advance to the Company or any of its Subsidiaries, or (iv) sell, lease or transfer any of its Property to the Company or any of its Subsidiaries.

                 (r) Modification or Amendment of the AFB Earnout Agreement. Amend, modify or waive any provision of the AFB Earnout Agreement if the effect of such amendment, modification or waiver would be to increase any amount payable thereunder.

                 (s) Reverse Designation of Unrestricted Subsidiaries. Designate (which designation is approved by the Board of Directors of the Company) an Unrestricted Subsidiary as a Subsidiary that is no longer an Unrestricted Subsidiary for purposes of this Agreement unless both before and after giving effect to such reverse designation
         (i) no Default or Event of Default shall exist,






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         including, without limitation, a breach of Section 5.04(a) or Section
         5.04(b), (ii) no default or event of default shall exist or be continuing under any agreement, mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any Indebtedness for money borrowed by such Unrestricted Subsidiary, and (iii) no default or event of default shall exist or be continuing under any of the Senior Secured Discount Notes Indenture, the Senior Subordinated Notes Indenture and the Additional Senior Subordinated Notes Indenture. Notice of any such reverse designation by the Company shall be delivered by the Company to the Administrative Agent together with a copy of the resolutions of the Board of Directors of the Company approving such reverse designation and a certificate of a Responsible Officer certifying that such reverse designation complies with the requirements of this Section 5.04(s). Such reverse designation shall become effective upon receipt by the Administrative Agent of the foregoing. Any reverse designation that fails to comply with the terms of this Section 5.04(s) shall be null and void and of no effect whatsoever.

                                   ARTICLE VI

                               EVENTS OF DEFAULT

         Upon the occurrence and during the continuance of any of the following specified events (each an "Event of Default"):

         Section 6.01 Payments. (a) The Company shall fail to pay when due (including, but not limited to, by mandatory prepayment required pursuant to Section 2.10) any principal of any Loan or any Note, or any Reimbursement Obligation; or (b) the Company shall fail to pay when due any interest on any Loan or Note or any fee or any other amount payable hereunder or under the Fee Letter or the AFB Fee Letter or any other Financing Document, and such failure to pay shall continue unremedied for a period of five days;

         Section 6.02 Covenants Without Notice. The Company shall fail to observe or perform any covenant or agreement contained in Subsections 5.01(e),
(g) and (i), Section 5.03 or Section 5.04 (other than Subsections
5.04(b)(iii)(v) hereof).

         Section 6.03 Other Covenants. The Company shall fail to observe or perform any covenant or agreement contained in (a) Subsections 5.02(a), (b),
(c), (d), (f), (g), (h), (j), (k) or (m) or Subsections 5.04(b)(iii)(v), and,
if capable of being remedied, such failure shall remain unremedied for 10 days after the earlier of (i) the Company's obtaining knowledge thereof, or (ii) written notice thereof shall have been given to the Company by any Lender, any Issuing Bank or the Administrative Agent; and (b) this Agreement, other than those referred to in Sections 6.01, 6.02, or clause (a) of this Section 6.03, and, if capable of being remedied, such failure shall remain unremedied for 30 days after the earlier of (i) the Company's obtaining knowledge thereof, or
(ii) written notice thereof shall have been given to the Company by any Lender, any Issuing Bank or the Administrative Agent;

         Section 6.04 Other Financing Document Obligations. Default is made in the due observance or performance by Holdco, the Company or any Subsidiary of the Company of any of the covenants or agreements contained in any Financing Document other than this Agreement, and such default continues






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unremedied beyond the expiration of any applicable grace period which may be expressly allowed under such Financing Document;

         Section 6.05 Representations. Any representation, warranty or statement made or deemed to be made by Holdco, the Company or any Subsidiary of the Company or any of Holdco's, such Company's, or Subsidiary's officers herein or in any other Financing Document, or in any certificate, request or other document furnished pursuant to or under this Agreement or any other Financing Document, shall have been incorrect in any material respect as of the date when made or deemed to be made;

         Section 6.06 Non-Payments of Other Indebtedness. The Company or any of its Subsidiaries shall fail to make any payment or payments of principal of or interest on any Indebtedness of the Company or such Subsidiary (other than (i) the Lender Indebtedness and (ii) any trade account subject to a bona fide dispute and the trade creditor has neither filed a lawsuit nor caused a Lien to be placed upon any Property of the Company or such Subsidiary) in excess of $10,000,000 in the aggregate when due (whether at stated maturity, by acceleration, on demand or otherwise) after giving effect to any applicable grace period;

         Section 6.07 Defaults Under Other Agreements. The Company or any of its Subsidiaries shall fail to observe or perform any covenant or agreement contained in any agreement(s) or instrument(s) relating to Indebtedness of the Company or such Subsidiary of $10,000,000 or more in the aggregate within any applicable grace period, or any other event shall occur, if the effect of such failure or other event is to accelerate, or, with respect to the Company and its Subsidiaries (excluding Unrestricted Subsidiaries), to permit the holder of such Indebtedness or any other Person to accelerate, the maturity of $10,000,000 or more in the aggregate of such Indebtedness; or $10,000,000 or more in the aggregate of any such Indebtedness shall be, or if as a result of such failure or other event may be, required to be prepaid (other than prepayments resulting from excess cash flow or the sale of assets) in whole or in part prior to its stated maturity;

         Section 6.08 Bankruptcy. Holdco, the Company or any of its Subsidiaries (excluding Unrestricted Subsidiaries) shall commence a voluntary case concerning itself under Title 11 of the United States Code entitled "Bankruptcy" as now or hereafter in effect, or any successor thereto (the "Bankruptcy Code"); or an involuntary case is commenced against Holdco, the Company or any of its Subsidiaries (excluding Unrestricted Subsidiaries) and the petition is not controverted within 10 days, or is not stayed or dismissed within 60 days, after commencement of the case; or a custodian (as defined in the Bankruptcy Code) is appointed for, or takes charge of, all or any substantial part of the property of Holdco, the Company or any of its Subsidiaries (excluding Unrestricted Subsidiaries); or Holdco, the Company or any of its Subsidiaries (excluding Unrestricted Subsidiaries) commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to Holdco, the Company or such Subsidiary or there is commenced against Holdco, the Company or any of its Subsidiaries (excluding Unrestricted Subsidiaries) any such proceeding which remains unstayed or undismissed for a period of 60 days; or Holdco, the Company or any of its Subsidiaries (excluding Unrestricted Subsidiaries) is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or Holdco, the Company or any of its Subsidiaries (excluding Unrestricted Subsidiaries) suffers any appointment of any custodian or the like for it or any substantial part of its






                                     114
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Property to continue undischarged or unstayed for a period of 60 days; or
Holdco, the Company or any of its Subsidiaries (excluding Unrestricted Subsidiaries) makes a general assignment for the benefit of creditors; or Holdco, the Company or any of its Subsidiaries (excluding Unrestricted Subsidiaries) shall fail to pay, or shall state in writing that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or Holdco, the Company or any of its Subsidiaries (excluding Unrestricted Subsidiaries) shall by any act or failure to act indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate action is taken by Holdco, the Company or any of its Subsidiaries (excluding Unrestricted Subsidiaries) for the purpose of effecting any of the foregoing;

         Section 6.09 Money Judgment. Judgments or orders for the payment of money involving in the aggregate at any time a liability (net of any insurance proceeds or indemnity payments actually received in respect thereof prior to or within 60 days from the entry thereof, or to be received in respect thereof in the event any appeal thereof shall be unsuccessful) of more than $10,000,000, or that would otherwise have a Material Adverse Effect shall be rendered against the Company or any of it Subsidiaries (excluding Unrestricted Subsidiaries) and such judgment or order shall continue unsatisfied in accordance with the terms of such judgment or order (in the case of a money judgment) and in effect for a period of 60 days during which execution shall not be effectively stayed or deferred (whether by action of a court, by agreement or otherwise);

         Section 6.10 Discontinuance of Business. Except as a result of any merger permitted by Section 5.04(c), the Company or any material Subsidiary shall cease to be principally engaged in the businesses and operations in which the Company and its then existing Subsidiaries were principally engaged on the Restated Closing Date;

         Section 6.11 Financing Documents. Any Material Provision of any of the Financing Documents after delivery thereof shall for any reason, except to the extent permitted by the terms thereof, cease to be in full force and effect and valid, binding and enforceable (except as enforceability may be limited as stated in Section 4.03) in accordance with its terms, or, in the case of any of the Security Instruments, cease to create a valid and perfected Lien of the priority contemplated thereby on any of the collateral purported to be covered thereby, or the Company or any of its Subsidiaries (or any other Person who may have granted or purported to grant such Lien) shall so state in writing. As used in this Section 6.11, "Material Provision" shall mean (i) with respect to this Agreement, the Notes, or any Subsidiary Guaranty, any material term, covenant, or agreement set forth therein, and (ii) with respect to any other Financing Document, any provision if the validity and enforceability thereof is necessary for such Financing Document to accomplish its stated, or clearly intended, purpose or otherwise necessary in order for any Lender to enforce any material right or remedy under any Financing Document;

         Section 6.12     Change of Control.  The occurrence of a Change of
Control;

         Section 6.13 Merger Agreement Representations and Warranties. Any representation or warranty made or deemed made by SCI in the Merger Agreement shall be or have been incorrect in any material respect as of the STX Effective Date;






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         Section 6.14     Albright Indemnity.  (a) The occurrence, with respect
to Albright, of any of the events described in Section 6.08 or the failure of the Albright Indemnity to continue to be in full force and effect, (b) the occurrence of any event or the existence of any condition that would have been covered by the Albright Indemnity, and (c) the existence of (a) and (b), collectively, could reasonably be expected to have a Material Adverse Effect;

         Section 6.15 Default Under Senior Secured Discount Notes. Holdco shall fail to observe or perform any covenant or agreement contained in the Senior Secured Discount Notes or the Senior Secured Discount Notes Indenture within any applicable grace period, if the effect of such failure or other event is to accelerate, or to permit the holders of the Senior Secured Discount Notes or any other Person to accelerate, the maturity thereof;

         Section 6.16 Senior Indebtedness. The Senior Subordinated Notes or the Additional Senior Subordinated Notes shall cease, for any reason, to be validly subordinated to the Lender Indebtedness, as provided in the Senior Subordinated Notes Indenture and the Additional Senior Subordinated Indenture or the Company, any Affiliate of the Company, the trustee in respect of the Senior Subordinated Notes or the Additional Senior Subordinated Notes or the holders of at least 25% in aggregate principal amount of the Senior Subordinated Notes or the Additional Senior Subordinated Notes shall so assert in writing;

         Section 6.17 Equity Notes Contribution. Failure of Holdco to contribute to the Company and the Company to contribute or loan to Sterling Fibers at least $300,000 of additional cash equity within 90 days of the AFB Effective Date, irrespective of the amount collected on the Equity Notes during such period; or

         Section 6.18 Cytec Indemnity. (a) The occurrence, with respect to any of the Cytec Parties, of any of the events described in Section 6.08 or the failure of the Cytec Indemnity to continue to be in full force and effect, (b) the occurrence of any event or the existence of any condition that would have been covered by the Cytec Indemnity, and (c) the existence of (a) and (b), collectively, could reasonably be expected to have a Material Adverse Effect;

then, and in any such event, and at any time thereafter, if any Event of Default shall then be continuing, the Administrative Agent, upon the written or telex request of the Required Lenders, shall, by written notice to the Company, take any or all of the following actions, without prejudice to the rights of the Administrative Agent, any Lender or the holder of any Note, to enforce its claims against the Company: (i) declare the Revolving Credit Commitment and other lending obligations, if any, terminated, whereupon the Revolving Credit Commitment and other lending obligations, if any, of each Lender shall terminate immediately; or (ii) declare the entire principal amount of and all accrued interest on all Lender Indebtedness then outstanding to be, whereupon the same shall become, forthwith due and payable without presentment, demand, protest, notice of protest or dishonor, notice of acceleration, notice of intent to accelerate or other notice of any kind, all of which are hereby expressly waived by the Company, and thereupon take such action as it may deem desirable under and pursuant to the Financing Documents; provided, that, if an Event of Default specified in Section 6.08 shall occur, the result which would occur upon the giving of written notice by the Administrative Agent to the Company, as specified in clauses (i) and (ii) above, shall occur automatically without the giving of any such notice.






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                                  ARTICLE VII

                                   THE AGENTS

         Section 7.01 Appointment of Administrative Agent. Each Lender (and each Secured Affiliate by and through its affiliated Lender), the Documentation Agent and each Issuing Bank hereby designates Texas Commerce Bank National Association, as Administrative Agent to act as herein specified and as specified in the other Financing Documents. Each Lender (and each Secured Affiliate by and through its affiliated Lender), the Documentation Agent and each Issuing Bank hereby irrevocably authorizes the Administrative Agent to take such action on its behalf under the provisions of this Agreement, the Notes, and the other Financing Documents and to exercise such powers and to perform such duties hereunder and thereunder as are specifically delegated to or required of the Administrative Agent by the terms hereof and thereof and such other powers as are reasonably incidental thereto. The Administrative Agent may perform any of its duties hereunder by or through its agents or employees.

         Section 7.02 Limitation of Duties of Administrative Agent. The Administrative Agent shall have no duties or responsibilities except those expressly set forth with respect to the Administrative Agent in this Agreement and as specified in the other Financing Documents. Neither the Administrative Agent nor any of its officers, directors, employees or agents shall be liable for any action taken or omitted by it as such hereunder or in connection herewith, unless caused by its or their gross negligence or willful misconduct. The duties of the Administrative Agent shall be mechanical and administrative in nature; the Administrative Agent shall not have by reason of this Agreement a fiduciary relationship in respect of any Lender; and nothing in this Agreement, expressed or implied, is intended to or shall be so construed as to impose upon the Administrative Agent any obligations in respect of this Agreement except as expressly set forth herein.

         Section 7.03 Lack of Reliance on the Administrative Agent and the Documentation Agent.

                 (a) Independent Investigation. Independently and without reliance upon the Administrative Agent or the Documentation Agent, each Lender, to the extent it deems appropriate, has made and shall continue to make (i) its own independent investigation of the financial condition and affairs of the Company in connection with the taking or not taking of any action in connection herewith, and (ii) its own appraisal of the creditworthiness of the Company, and, except as expressly provided in this Agreement, and the other Financing Documents the Administrative Agent and the Documentation Agent shall have no duty or responsibility, either initially or on a continuing basis, to provide any Lender with any credit or other information with respect thereto, whether coming into its possession before the consummation of the transactions contemplated herein or at any time or times thereafter.

                 (b) Agents Not Responsible. The Administrative Agent and the Documentation Agent shall not be responsible to any Lender or any Issuing Bank for any recitals, statements, information, representations or warranties herein or in any document, certificate or other writing delivered in connection herewith or for the execution, effectiveness, genuineness, validity,






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         enforceability, collectibility, priority or sufficiency of this
         Agreement, the Notes, the Letters of Credit or the other Financing Documents or the financial condition of the Company or be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement, the Notes or the other Financing Documents, or the financial condition of the Company, or the existence or possible existence of any Default or Event of Default.

         Section 7.04 Certain Rights of the Administrative Agent. If the Administrative Agent shall request instructions from the Required Lenders with respect to any act or action (including the failure to act) in connection with this Agreement, the Notes and the other Financing Documents, the Administrative Agent shall be entitled to refrain from such act or taking such action unless and until the Administrative Agent shall have received instructions from the Required Lenders; and the Administrative Agent shall not incur liability to any Person by reason of so refraining. Without limiting the foregoing, no Lender shall have any right of action whatsoever against the Administrative Agent as a result of the Administrative Agent acting or refraining from acting under this Agreement, the Notes and the other Financing Documents in accordance with the instructions of the Required Lenders, or to the extent required by Section 8.02, all of the Lenders.

         Section 7.05 Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, statement, certificate, telex, teletype or telecopier message, cablegram, radiogram, order or other documentary teletransmission or telephone message believed by it to be genuine and correct and to have been signed, sent or made by the proper Person. The Administrative Agent may consult with legal counsel (including counsel for the Company), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts.

         Section 7.06 INDEMNIFICATION OF ADMINISTRATIVE AGENT AND DOCUMENTATION AGENT. TO THE EXTENT THE ADMINISTRATIVE AGENT OR THE DOCUMENTATION AGENT IS NOT REIMBURSED AND INDEMNIFIED BY THE COMPANY, EACH LENDER WILL REIMBURSE AND INDEMNIFY THE ADMINISTRATIVE AGENT OR THE DOCUMENTATION AGENT, AS APPLICABLE, IN PROPORTION TO ITS TOTAL CREDIT PERCENTAGE, FOR AND AGAINST ANY AND ALL LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, COSTS, EXPENSES (INCLUDING REASONABLE COUNSEL FEES AND DISBURSEMENTS) OR DISBURSEMENTS OF ANY KIND OR NATURE WHATSOEVER WHICH MAY BE IMPOSED ON, INCURRED BY OR ASSERTED AGAINST THE ADMINISTRATIVE AGENT OR THE DOCUMENTATION AGENT IN PERFORMING ITS DUTIES HEREUNDER, IN ANY WAY RELATING TO OR ARISING OUT OF THIS AGREEMENT AND BY REASON OF THE ORDINARY NEGLIGENCE OF THE ADMINISTRATIVE AGENT AND THE DOCUMENTATION AGENT; PROVIDED THAT NO LENDER SHALL BE LIABLE TO THE ADMINISTRATIVE AGENT OR THE DOCUMENTATION AGENT FOR ANY PORTION OF SUCH LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, COSTS, EXPENSES OR DISBURSEMENTS RESULTING FROM, AS TO THE ADMINISTRATIVE AGENT, THE ADMINISTRATIVE AGENT'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OR, AS TO THE DOCUMENTATION AGENT, THE DOCUMENTATION AGENT'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.






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         Section 7.07     The Administrative Agent and Documentation Agent in
their Individual Capacity. With respect to their obligations under this Agreement, the Loans made by it and the Notes issued to it, the Administrative Agent and Documentation Agent shall have the same rights and powers hereunder as any other Lender or holder of a Note and may exercise the same as though it were not performing the duties, if any, specified herein; and the terms "Lenders," "Required Lenders," "ESOP Term Loan Lenders," "Revolving Credit Lenders," "Tranche A Term Loan Lenders," "Tranche B Term Loan Lenders," "holders of Notes" or any similar terms shall, unless the context clearly otherwise indicates, include the Administrative Agent and Documentation Agent in their individual capacity. The Administrative Agent and Documentation Agent may accept deposits from, lend money to, and generally engage in any kind of banking, trust, financial advisory or other business with the Company or any affiliate of the Company as if it were not performing the duties, if any, specified herein, and may accept fees and other consideration from the Company for services in connection with this Agreement and otherwise without having to account for the same to the Lenders.

         Section 7.08 May Treat Lender as Owner. The Company, the Administrative Agent and the Issuing Banks may deem and treat each Lender as the owner of such Lender's Note for all purposes hereof unless and until a written notice of the assignment or transfer thereof shall have been filed with the Administrative Agent. Any request, authority or consent of any Person who at the time of making such request or giving such authority or consent is the owner of a Note shall be conclusive and binding on any subsequent owner, transferee or assignee of such Note or any promissory note or notes issued in exchange therefor.

         Section 7.09     Successor Administrative Agent.

                 (a) Administrative Agent Resignation. The Administrative Agent may resign at any time by giving written notice thereof to the Lenders, the Issuing Banks and the Company and may be removed at any time with or without cause by the Required Lenders. Upon any such resignation or removal, the Required Lenders shall have the right, upon five days' notice to the Company, to appoint a successor Administrative Agent, subject to the approval of the Company, such approval not to be unreasonably withheld. If no successor Administrative Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 30 days after the retiring Administrative Agent's giving of notice of resignation or the Required Lenders' removal of the retiring Administrative Agent, then, upon five days' notice to the Company, the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent (subject to approval of the Company, such approval not to be unreasonably withheld), which shall be a bank which maintains an office in the United States, or a commercial bank organized under the laws of the United States of America or of any State thereof, or any Affiliate of such bank, having a combined capital and surplus of at least $250,000,000.

                 (b) Rights, Powers, etc. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Administrative Agent's resignation






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         or removal hereunder as Administrative Agent, the provisions of this
         Article VII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement.

         Section 7.10 Documentation Agent. The Documentation Agent has no duties hereunder in its capacity as Documentation Agent.

         Section 7.11 Assumption of Administrative Agent. The Administrative Agent under this Agreement hereby agrees to and assumes the rights, privileges and obligations of each of the Original Administrative Agent and the AFB Administrative Agent and is hereby deemed for all purposes under any Financing Document to be such Original Administrative Agent or AFB Administrative Agent to the extent such Financing Document continues to make reference to such agents.


                                  ARTICLE VIII

                                 MISCELLANEOUS

         Section 8.01 Notices. All notices, requests and other communications to any party hereunder shall be in writing (including, telecopy or similar teletransmission or writing) and shall be given to such party at its address or telecopy number set forth on the signature pages hereof or such other address or telecopy number as such party may hereafter specify by notice to the Administrative Agent and the Company. Each such notice, request or other communication shall be effective (i) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid, or (ii) if given by any other means (including, but not limited to, by air courier), when delivered at the address specified in this Section; provided that notices to the Administrative Agent shall not be effective until actually and physically received.

         Section 8.02 Amendments and Waivers. Neither this Agreement nor any other Financing Document, nor any terms hereof or thereof, may be amended, supplemented or modified except in accordance with the provisions of this Section. The Required Lenders may, or, with the written consent of the Required Lenders, the Administrative Agent shall, from time to time, (x) enter into with the Company, written amendments, supplements or modifications hereto and to the other Financing Documents for the purpose of adding any provisions to this Agreement or to the other Financing Documents or changing in any manner the rights or obligations of the Lenders or the Company hereunder or thereunder or (y) waive at the Company's request, on such terms and conditions as the Required Lenders or the Administrative Agent, as the case may be, may specify in such instrument, any of the requirements of this Agreement or the other Financing Documents or any Default and its consequences; provided, however, that no such waiver and no such amendment, supplement or modification shall:

                 (a) reduce the amount or extend the scheduled date of maturity of any Loan or any Reimbursement Obligation or of any scheduled installment thereof or reduce the stated rate of any interest or fee payable hereunder or extend the scheduled date of any payment thereof or modify any provision that provides for the ratable sharing by the Lenders of any payment or prepayment of






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         Lender Indebtedness to provide for a non-ratable sharing thereof or the right of the Term Lenders to decline acceptance of prepayment or increase the amount or extend the expiration date of any Lender's Revolving Credit Commitment or amend, modify or waive any provision of
         Section 2.19, in each case without the prior written consent of each Lender directly affected thereby;

                 (b) change the currency in which any Loan or Reimbursement Obligation is payable or amend, modify or waive any provision of this Section 8.02 or reduce the percentage specified in the definition of Required Lenders, in each case without the written consent of all of the Lenders;

                 (c) release (i) any Subsidiary Guarantor from its obligations under the Subsidiary Guaranty or (ii) any of the Collateral, without the written consent of all of the Lenders, except as expressly permitted hereby, provided that the Administrative Agent shall release (without consent from the Lenders) any Collateral sold, transferred or otherwise disposed of as permitted by Section 5.04(c);

                 (d) amend, modify or waive any provision of Article VII without the written consent of the Administrative Agent, and of the Documentation Agent, if affected thereby; or

                 (e) amend, modify or waive (i) any Letter of Credit Liability without the written consent of the Issuing Bank or (ii) any Letter of Credit without the consent of each Revolving Credit Lender if such Letter of Credit, after giving effect to such amendment, modification or waiver, would no longer satisfy the requirements hereof if such Letter of Credit was being issued ab initio at such time, provided that in all cases other than clauses (i) or (ii), only the consent of the Issuing Bank shall be required to amend, modify or waive any Letter of Credit.

         Any waiver and any amendment, supplement or modification pursuant to this Section 8.02 shall apply to each of the Lenders and shall be binding upon the Company, the Lenders, the Administrative Agent and all future holders of the Loans. In the case of any waiver, the Company, the Lenders and the Administrative Agent shall be restored to their former position and rights hereunder and under the other Financing Documents, and any Default waived shall be deemed to be cured and not continuing; but no such waiver shall extend to any subsequent or other Default, or impair any right consequent thereon.

         Section 8.03 No Waiver; Remedies Cumulative. No failure or delay on the part of the Company or the Administrative Agent or any Lender or any holder of any Note in exercising any right or remedy under this Agreement or any other Financing Document and no course of dealing between the Company and the Administrative Agent or any Lender or any holder of any Note shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy under the Notes, this Agreement or any other Financing Document preclude any other or further exercise thereof or the exercise of any other right or remedy under the Notes, this Agreement or any other Financing Document. The rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which the Company, the Administrative Agent or any Lender would otherwise have. No notice to or demand on the Company not required under the Notes, this Agreement or any other Financing Document in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances or constitute






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a waiver of the rights of the Administrative Agent or the Lenders to any other or further action in any circumstances without notice or demand.

         Section 8.04 Payment of Expenses, Indemnities, etc. The Company agrees to (and shall be liable for):

                 (a) Expenses. Whether or not the transactions hereby contemplated are consummated, pay all reasonable out-of-pocket costs and expenses of the Administrative Agent, the Documentation Agent and each Issuing Bank in the administration (both before and after the execution hereof and including advice of counsel for the Administrative Agent as to the rights and duties of the Administrative Agent and the Lenders with respect thereto) of, and in connection with the preparation, execution and delivery of, recording or filing of, preservation of rights under, enforcement of, and, after a Default, refinancing, renegotiation or restructuring of, this Agreement, the Notes, and the other Financing Documents and any amendment, waiver or consent relating thereto (including, but not limited to, the reasonable fees and disbursements of counsel for the Administrative Agent and in the case of enforcement for any of the Lenders) and promptly reimburse the Administrative Agent for all amounts expended, advanced, or incurred by the Administrative Agent or the Lenders to satisfy any obligation of the Company, Holdco, or the Subsidiary Guarantors under this Agreement or any other Financing Document;

                 (b) INDEMNIFICATION. INDEMNIFY THE ADMINISTRATIVE AGENT, THE DOCUMENTATION AGENT, THE ISSUING BANKS AND EACH LENDER, EACH OF THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, REPRESENTATIVES, AGENTS AND AFFILIATES FROM, HOLD EACH OF THEM HARMLESS AGAINST, AND PROMPTLY UPON DEMAND PAY OR REIMBURSE EACH OF THEM FOR, ANY AND ALL ACTIONS, SUITS, PROCEEDINGS (INCLUDING ANY INVESTIGATIONS, LITIGATION OR INQUIRIES), CLAIMS, COSTS, LOSSES, LIABILITIES, DAMAGES OR EXPENSES OF ANY KIND OR NATURE WHATSOEVER WHICH MAY BE INCURRED BY OR ASSERTED AGAINST OR INVOLVE ANY OF THEM (WHETHER OR NOT ANY OF THEM IS DESIGNATED A PARTY THERETO) AS A RESULT OF, ARISING OUT OF OR IN ANY WAY RELATED TO (I) ANY ACTUAL OR PROPOSED USE BY THE COMPANY OR ANY SUBSIDIARY OF THE COMPANY OF THE PROCEEDS OF ANY OF THE LOANS; OR (II) ANY OTHER ASPECT OF THIS AGREEMENT, THE NOTES, AND THE FINANCING DOCUMENTS, INCLUDING BUT NOT LIMITED TO THE REASONABLE FEES AND DISBURSEMENTS OF COUNSEL (INCLUDING ALLOCATED COSTS OF INTERNAL COUNSEL) AND ALL OTHER EXPENSES INCURRED IN CONNECTION WITH INVESTIGATING, DEFENDING OR PREPARING TO DEFEND ANY SUCH ACTION, SUIT, PROCEEDING (INCLUDING ANY INVESTIGATIONS, LITIGATION OR INQUIRIES) OR CLAIM, AND INCLUDING ALL ACTIONS, SUITS, PROCEEDINGS (INCLUDING ANY INVESTIGATIONS, LITIGATION OR INQUIRIES), CLAIMS, COSTS, LOSSES, LIABILITIES, DAMAGES OR EXPENSES ARISING BY REASON OF ORDINARY NEGLIGENCE OF ANY OF THE ADMINISTRATIVE AGENT, THE DOCUMENTATION AGENT, THE ISSUING BANKS AND EACH LENDER, EACH OF THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, REPRESENTATIVES, AGENTS AND AFFILIATES; PROVIDED, HOWEVER, THE PROVISIONS OF THIS SECTION 8.04(B) SHALL NOT APPLY TO ANY ACTION, SUITS, PROCEEDINGS, CLAIMS, COSTS, LOSSES, LIABILITIES, DAMAGES, OR EXPENSES TO THE EXTENT, BUT ONLY TO THE EXTENT, CAUSED BY THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF THE PARTY SEEKING INDEMNIFICATION;






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                 (c)      ENVIRONMENTAL INDEMNIFICATION.  INDEMNIFY AND HOLD
         HARMLESS FROM TIME TO TIME THE ADMINISTRATIVE AGENT, THE DOCUMENTATION AGENT, THE ISSUING BANKS AND THE LENDERS, EACH PERSON CLAIMING BY, THROUGH, UNDER OR ON ACCOUNT OF ANY OF THE FOREGOING AND THE RESPECTIVE DIRECTORS, OFFICERS, COUNSEL, EMPLOYEE, AGENTS, AFFILIATES,
         SUCCESSORS AND ASSIGNS OF EACH OF THE FOREGOING FROM AND AGAINST ANY AND ALL LOSSES, CLAIMS, COST RECOVERY ACTIONS, ADMINISTRATIVE ORDERS
         OR PROCEEDINGS, DAMAGES AND LIABILITIES (WHICH RELATE TO OR ARISE AS A RESULT OF THE LOANS, THE LETTERS OF CREDIT OR ANY FINANCING DOCUMENT) TO WHICH ANY SUCH PERSON MAY BECOME SUBJECT AND INCLUDING ANY AND ALL LOSSES, CLAIMS, COST RECOVERY ACTIONS, ADMINISTRATIVE ORDERS OR PROCEEDINGS, DAMAGES AND LIABILITIES (WHICH RELATE TO OR ARISE AS A RESULT OF THE LOANS, THE LETTERS OF CREDIT OR ANY FINANCING DOCUMENT) ARISING BY REASON OF THE ORDINARY NEGLIGENCE OF THE ADMINISTRATIVE AGENT, THE DOCUMENTATION AGENT, THE ISSUING BANKS AND THE LENDERS,
         EACH PERSON CLAIMING BY, THROUGH, UNDER OR ON ACCOUNT OF ANY OF THE FOREGOING AND THE RESPECTIVE DIRECTORS, OFFICERS, COUNSEL, EMPLOYEES, AGENTS, AFFILIATES, SUCCESSORS AND ASSIGNS OF EACH OF THE FOREGOING
         (1) UNDER ANY ENVIRONMENTAL LAW APPLICABLE TO THE COMPANY OR ANY OF
         ITS SUBSIDIARIES OR ANY OF THEIR RESPECTIVE PROPERTIES, INCLUDING WITHOUT LIMITATION, THE TREATMENT OR DISPOSAL OF HAZARDOUS SUBSTANCES ON ANY OF THEIR RESPECTIVE PROPERTIES, (2) AS A RESULT OF THE BREACH
         OR NON COMPLIANCE BY THE COMPANY OR ANY OF ITS SUBSIDIARIES WITH ANY ENVIRONMENTAL LAW APPLICABLE TO THE COMPANY OR ANY OF ITS
         SUBSIDIARIES, (3) DUE TO PAST OWNERSHIP BY THE COMPANY OR ANY OF ITS SUBSIDIARIES OF ANY OF THEIR RESPECTIVE PROPERTIES OR PAST ACTIVITY ON ANY OF THEIR RESPECTIVE PROPERTIES OR PAST ACTIVITY ON ANY OF THEIR RESPECTIVE PROPERTIES WHICH, THOUGH LAWFUL AND FULLY PERMISSIBLE AT
         THE TIME, COULD RESULT IN PRESENT LIABILIT, (4) THE PRESENCE, USE, RELEASE, STORAGE, TREATMENT OR DISPOSAL OF HAZARDOUS SUBSTANCES ON OR AT ANY OF THE PROPERTIES OWNED OR OPERATED BY THE COMPANY OR ANY OF ITS SUBSIDIARIES, OR (5) ANY OTHER ENVIRONMENTAL, HEALTH OR SAFETY CONDITION IN CONNECTION WITH THIS AGREEMENT, THE NOTES OR ANY OTHER FINANCING DOCUMENT; PROVIDED, HOWEVER, NO INDEMNITY SHALL BE AFFORDED UNDER THIS SECTION 8.04(C) IN RESPECT OF ANY PROPERTY FOR ANY OCCURRENCE ARISING PRIMARILY FROM THE ACTS OR OMISSIONS OF THE ADMINISTRATIVE AGENT OR ANY LENDER DURING THE PERIOD AFTER WHICH SUCH PERSON, ITS SUCCESSORS OR ASSIGNS SHALL HAVE OBTAINED ACTUAL PHYSICAL POSSESSION OF SUCH PROPERTY (WHETHER BY FORECLOSURE OR DEED IN LIEU OF FORECLOSURE, AS MORTGAGEE-IN-POSSESSION OR OTHERWISE); AND

                 (d) ENVIRONMENTAL WAIVER. WITHOUT LIMITING THE FOREGOING PROVISIONS, THE COMPANY HEREBY DOES WAIVE, RELEASE AND COVENANT NOT TO BRING AGAINST ANY OF THE PERSONS INDEMNIFIED IN THIS SECTION 8.04 ANY DEMAND, CLAIM, COST RECOVERY ACTION OR LAWSUIT THEY MAY NOW OR HEREAFTER HAVE OR ACCRUE (WHICH RELATE TO OR ARISE AS A RESULT OF THE LOANS, THE LETTERS OF CREDIT OR ANY FINANCING DOCUMENT) ARISING FROM
         (1) ANY ENVIRONMENTAL LAW NOW OR HEREAFTER ENACTED (INCLUDING THOSE APPLICABLE TO THE COMPANY OR ANY OF ITS SUBSIDIARIES) UNLESS THE ACTS OR






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     OMISSIONS OF ANY SUCH PERSON OR THEIR RESPECTIVE SUCCESSORS AND ASSIGNS ARE
     THE PRIMARY CAUSE OF THE CIRCUMSTANCES GIVING RISE TO SUCH DEMAND, COST RECOVERY ACTION OR LAWSUIT, (2) THE PRESENCE, USE, RELEASE, STORAGE, TREATMENT OR DISPOSAL OF HAZARDOUS SUBSTANCES ON OR AT ANY OF THE
     PROPERTIES OWNED OR OPERATED BY THE COMPANY OR ANY OF ITS SUBSIDIARIES, OR
     (3) THE BREACH OR NON-COMPLIANCE BY THE COMPANY WITH ANY ENVIRONMENTAL LAW OR ENVIRONMENTAL COVENANT APPLICABLE TO THE COMPANY OR ANY OF ITS SUBSIDIARIES, UNLESS THE ACTS OR OMISSIONS OF SUCH PERSON, ITS SUCCESSORS AND ASSIGNS ARE THE PRIMARY CAUSE OF THE CIRCUMSTANCES GIVING RISE TO SUCH DEMAND, CLAIM, COST RECOVERY ACTION OR LAWSUIT.

If and to the extent that the obligations of the Company under this Section are unenforceable for any reason, the Company hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law. The Company's obligations under this Section shall survive any termination of this Agreement and the payment of the Notes.

     Section 8.05 Right of Setoff. In addition to and not in limitation of all rights of offset that any Lender or Issuing Bank may have under applicable law, each Lender or other holder of a Note, or any other Lender Indebtedness shall, upon the occurrence of any Event of Default and at any time during the continuance thereof and whether or not such Lender, such Issuing Bank or such holder has made any demand or the Company's obligations are matured, have the right at any time and from time to time, without notice to the Company (any such notice being expressly waived by the Company) to set-off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by any Lender or Issuing Bank to or for the credit or the account of the Company against any and all of the Lender Indebtedness owing to such Lender or Issuing Bank then outstanding, subject to the provisions of Section 2.19.

     Section 8.06 Benefit of Agreement. The Notes, this Agreement and the other Financing Documents shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto, provided that the Company may not assign or transfer any of its interest hereunder or thereunder without the prior written consent of the Lenders.

     Section 8.07 Successors and Assigns; Participations and Assignments.

          (a) Any Lender may, in the ordinary course of its business and in accordance with applicable law, at any time sell to one or more banks, financial institutions, or investment funds ("Participants") participating interests in any Loan owing to such Lender, any Note held by such Lender, any Revolving Credit Commitment of such Lender or any other interest of such Lender hereunder and under the other Financing Documents. In the event of any such sale by a Lender of a participating interest to a Participant, such Lender's obligations under this Agreement to the other parties to this Agreement shall remain unchanged, such Lender shall remain solely responsible for the performance thereof, such Lender shall remain the holder of any such Loan (and any Note evidencing such Loan) for all purposes under this Agreement and the other Financing Documents and the Company and the Administrative Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this


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     Agreement and the other Financing Documents. Any agreement pursuant to which any Lender shall sell any such participating interest shall provide that such Lender shall retain the sole right and responsibility to exercise such Lender's rights and enforce the Company's obligations hereunder, including the right to consent to any amendment, supplement, modification or waiver of any provision of this Agreement or any of the other Financing Documents, provided that such participation agreement may provide that such Lender will not agree to any amendment, supplement, modification or waiver described in clause (i) or (ii) of the proviso to the second sentence of
     Section 8.02(a) without the consent of the Participant. The Company agrees that each Lender shall be entitled to the benefits of Sections 2.15, 2.16, 2.18, 2.20 and 8.04 without regard to whether it has granted any participating interests, and that all amounts payable to a Lender under such Sections shall be determined as if such Lender had not granted any such participating interests. Each Participant shall have the rights of set-off against the Lender Indebtedness and similar rights or Liens to the same extent as may be available to the Administrative Agent or the Lenders.

          (b) Branch Offices, Affiliates, Any Lender may make, carry or transfer Loans at, to or for the account of, any of its branch offices or the office of an Affiliate of such Lender.

          (c) Any Lender may, in the ordinary course of its business and in accordance with applicable law, at any time and from time to time assign to any Lender or any Affiliate thereof, or, with the prior written consent of the Company and the Administrative Agent (which in each case shall not be unreasonably withheld), to an additional bank, financial institution or investment fund (an "Assignee") all or any part of its rights and obligations under this Agreement and any Notes, including, without limitation, its Revolving Credit Commitment, Loans, and Letter of Credit Liabilities pursuant to an Assignment and Acceptance, substantially in the form of Exhibit G (each an "Assignment and Acceptance"), executed by such Assignee, such assigning Lender (and, in the case of any Assignee that is not then a Lender or an Affiliate thereof, by the Company and the Administrative Agent) and delivered to the Administrative Agent for its acceptance and recording in the Register; provided that (i) (unless the Company and the Administrative Agent otherwise consent in writing) no such transfer to an Assignee (other than a Lender or any Affiliate thereof) shall be in a principal amount less than (A) $5,000,000 for a transfer by any Tranche B Term Loan Lender, and (B) $10,000,000 in the aggregate for a transfer by any other Lender (or, if less than the applicable amount required by clause (A) or (B), the full amount of such assigning Lender's Term Loans, Revolving Credit Loans, Letter of Credit Liabilities, and Revolving Credit Commitment) and (ii) if any Lender assigns all or any part of its rights and obligations under this Agreement to one of its Affiliates in connection with or in contemplation of the sale or other disposition of its interest in such Affiliate, the Company's and the Administrative Agent's prior written consent shall be required for such assignment. Upon such execution, delivery, acceptance and recording, from and after the effective date determined pursuant to such Assignment and Acceptance, (x) the Assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Lender hereunder with a Revolving Credit Commitment, Revolving Credit Exposure, and Term Loans, as set forth therein, and (y) the assigning Lender thereunder shall be released from its obligations under this Agreement to the extent that such obligations shall have been expressly assumed by the Assignee




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

     pursuant to such Assignment and Acceptance (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such assigning Lender shall cease to be a party hereto but shall nevertheless continue to be entitled to the benefits of Sections 2.16, 2.18, 2.20 and 8.04). Notwithstanding the foregoing, no Assignee, which as of the date of any assignment to it pursuant to this Section 8.07(c) would be entitled to receive any greater payment under Section 2.16 or 2.20 than the assigning Lender would have been entitled to receive as of such date under such Sections with respect to the rights assigned, shall be entitled to receive such payments unless the Company has expressly consented in writing to waive the benefit of this provision at the time of the Assignment.

          (d) The Administrative Agent, on behalf of the Company, shall maintain at its address referred to in Section 8.01 a copy of each Assignment and Acceptance delivered to it and a register (the "Register") for the recordation of the names and addresses of the Lenders and the Revolving Credit Commitment and of, and the principal amount of the Loans and Letter of Credit Liabilities owing to, and any Notes evidencing such Loans owned by, each Lender from time to time. Notwithstanding anything in this Agreement to the contrary, the Company, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register as the owner of any Loan, any Notes and the Revolving Credit Commitments and recorded therein for all purposes of this Agreement. The Register shall be available for inspection by the Company or any Lender at any reasonable time and from time to time upon reasonable prior notice.

          (e) Notwithstanding anything in this Agreement to the contrary, no assignment under Section 8.07(c) of any rights or obligations under or in respect of the Loans, Reimbursement Obligations or the Notes evidencing such Loans shall be effective unless and until the Administrative Agent shall have recorded the assignment in the Register pursuant to this Section 8.07(e). Upon its receipt of an Assignment and Acceptance executed by an assigning Lender and an Assignee (and, in the case of an Assignee that is not then a Lender or an Affiliate thereof, by the Company and the Administrative Agent), together with payment to the Administrative Agent of a registration and processing fee of $3,500 (which fee need not be paid in the case of any assignment to an Affiliate of the assigning Lender and which shall not be a cost subject to reimbursement under Section 8.04 or otherwise hereunder), the Administrative Agent shall (i) promptly accept such Assignment and Acceptance and (ii) on the effective date determined pursuant thereto record the information contained therein in the Register and give prompt notice of such acceptance and recordation to the Lenders and the Company. On or prior to such effective date, the assigning Lender shall surrender any outstanding Notes held by it, all or a portion of which are being assigned, and the Company, shall, upon the request to the Administrative Agent by the assigning Lender or the Assignee, as applicable, execute and deliver to the Administrative Agent (in exchange for the outstanding Notes of the assigning Lender) a new Revolving Credit Note, Tranche A Term Note, Tranche B Term Note and/or ESOP Term Note, as the case may be, to the order of such Assignee in an amount equal to (i) in the case of a Revolving Credit Note, the greater of (A) the amount of such Assignee's Revolving Credit Commitment and (B) the aggregate principal amount of the Revolving Credit Exposure of such Assignee, (ii) in the case of a Tranche A Term Note, the amount of such Assignee's Tranche A Term Loans, (iii) in the case of a Tranche B Term Note, the amount of such Assignee's Tranche B Term Loans, and (iv) in the case



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

     of an ESOP Term Note, the amount of such Assignee's ESOP Term Loans, in each case with respect to the relevant Loan, Letter of Credit Liability or Revolving Credit Commitment after giving effect to such Assignment and Acceptance and, if the assigning Lender has retained a Revolving Credit Commitment, Revolving Credit Exposure, or Term Loan hereunder, a new Revolving Credit Note, Tranche A Term Note, Tranche B Term Note and/or ESOP Term Note, as the case may be, to the order of the assigning Lender in an amount equal to (i) in the case of a Revolving Credit Note, the greater of
     (A) the amount of such Lender's Revolving Credit Commitment and (B) the aggregate principal amount of all Revolving Credit Exposure of such Lender,
     (ii) in the case of a Tranche A Term Note, the amount of such Lender's Tranche A Term Loans, (iii) in the case of a Tranche B Term Note, the amount of such Assignee's Tranche B Term Loans, and (iv) in the case of an ESOP Term Note, the amount of such Assignee's ESOP Term Loans, in each case with respect to the relevant Loan, Revolving Credit Exposure or Revolving Credit Commitment after giving effect to such Assignment and Acceptance. Any such new Notes shall be dated such effective date and shall otherwise be in the form of the Note replaced thereby. Any Notes surrendered by the assigning Lender shall be returned by the Administrative Agent to the Company marked "canceled".

          (f) The Company authorizes each Lender to disclose to any participant or Assignee (each, a "Transferee") and any prospective Transferee, provided, that, any such Transferee or potential Transferee has signed a confidentiality agreement substantially similar to the provisions of
     Section 8.13, any and all information in such Lender's possession concerning the Company and its Affiliates which has been delivered to such Lender by or on behalf of the Company pursuant to this Agreement or which has been delivered to such Lender by or on behalf of the Company in connection with such Lender's credit evaluation of the Company and its Affiliates prior to becoming a party to this Agreement. No assignment or participation made or purported to be made to any Transferee shall be effective without the prior written consent of the Company if it would require it to make any filing with any Governmental Authority or qualify any Loan or Note under the laws of any jurisdiction, and the Company shall be entitled to request and receive such information and assurances as it may reasonably request from any Lender or any Transferee to determine whether any such filing or qualification is required or whether any assignment or participation is otherwise in accordance with applicable law.

          (g) Any Lender may at any time grant, pledge or assign a security interest in all or a portion of its rights under this Agreement to secure obligations of such Lender, including any such grant, pledge or assignment to a Federal Reserve Bank, and this Section 8.07 shall not apply to any such grant, pledge or assignment of a security interest; provided that no such grant, pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such assignee for such Lender as a party hereto.

     Section 8.08 Governing Law; Submission to Jurisdiction; Etc.

          (a) GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND UNDER THE NOTES SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (INCLUDING
     SECTION 5-1401 OF



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

     THE NEW YORK GENERAL OBLIGATIONS LAW, OR ANY SIMILAR SUCCESSOR PROVISION THERETO, BUT EXCLUDING ALL OTHER CONFLICT-OF-LAWS RULES)AND TO THE EXTENT CONTROLLING, LAWS OF THE UNITED STATES OF AMERICA.

          (b) SUBMISSION TO JURISDICTION. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT, THE NOTES OR THE OTHER FINANCING DOCUMENTS MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE COMPANY HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. THE COMPANY HEREBY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING, BUT NOT LIMITED TO, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS.

          (c) WAIVER OF JURY TRIAL. TO THE MAXIMUM EXTENT ALLOWED BY APPLICABLE LAW, EACH OF THE COMPANY, THE AGENTS, THE ISSUING BANKS AND THE LENDERS (I) IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO ANY FINANCING DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN; (II) IRREVOCABLY WAIVE ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES, OR DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES; (III) CERTIFY THAT NO PARTY HERETO NOR ANY REPRESENTATIVE OR COUNSEL FOR ANY PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, OR IMPLIED THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS; AND (IV) ACKNOWLEDGE THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT, THE OTHER FINANCING DOCUMENTS AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY BASED UPON, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION.

          (d) Designation of Process Agent. The Company hereby irrevocably designates CT Corporation System, with an office on the date hereof at 1633 Broadway, New York, New York, 10019, as the designee, appointee and process agent of the Company to receive, for and on behalf of the Company, service of process in such respective jurisdictions in any legal action or proceeding with respect to this Agreement, the Notes, or the other Financing Documents. It is understood that a copy of such process served on such agent will be promptly forwarded by mail to the Company at its address set forth opposite its signature below, but the failure of the Company to receive such copy shall not affect in any way the service of such process. The Company further irrevocably consents to the service of process of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the Company at its said address, such service to become effective 30 days after such mailing.

          (e) Service of Process. Nothing herein shall affect the right of the Administrative Agent or any Lender or any holder of a Note to serve process in any other manner permitted by



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

     law or to commence legal proceedings or otherwise proceed against the Company in any other jurisdiction.

     Section 8.09 Independent Nature of Lenders' Rights. The amounts payable at any time hereunder to each Lender shall be a separate and independent debt, and each Lender shall be entitled to protect and enforce its rights arising out of this Agreement, and it shall not be necessary for any other Lender to be joined as an additional party in any proceeding for such purpose.

     Section 8.10 Invalidity. In the event that any one or more of the provisions contained in the Notes, this Agreement or in any other Financing Document shall, for any reason, be held invalid, illegal or unenforceable in any respect, (i) the Company agrees that such invalidity, illegality or unenforceability shall not affect any other provision of the Notes, this Agreement or any other Financing Document and (ii) the Company and the Administrative Agent (acting on behalf and at the direction of the Lenders) will negotiate in good faith to amend such provision so as to be legal, valid, and enforceable.

     Section 8.11 Renewal, Extension or Rearrangement. All provisions of this Agreement and of any other Financing Documents relating to the Notes or other Lender Indebtedness shall apply with equal force and effect to each and all promissory notes hereafter executed which in whole or in part represent a renewal, extension for any period, increase or rearrangement of any part of the Lender Indebtedness originally represented by the Notes, or of any part of such other Lender Indebtedness.

     Section 8.12 Interest. It is the intention of the parties hereto to conform strictly to usury laws applicable to the Administrative Agent, the Documentation Agent, the Issuing Banks and the Lenders (collectively, the "Financing Parties") and the Transactions. Accordingly, if the Transactions would be usurious as to any Financing Party under laws applicable to it, then, notwithstanding anything to the contrary in the Notes, this Agreement or in any other Financing Document or agreement entered into in connection with the Transactions or as security for the Notes, it is agreed as follows: (i) the aggregate of all consideration which constitutes interest under law applicable to any Financing Party that is contracted for, taken, reserved, charged or received by such Financing Party under the Notes, this Agreement or under any of such other Financing Documents or agreements or otherwise in connection with the Transactions shall under no circumstances exceed the maximum amount allowed by such applicable law, (ii) in the event that the maturity of the Notes is accelerated for any reason, or in the event of any required or permitted prepayment, then such consideration that constitutes interest under law applicable to any Financing Party may never include more than the maximum amount allowed by such applicable law, and (iii) excess interest, if any, provided for in this Agreement or otherwise in connection with the Transactions shall be cancelled automatically by such Financing Party and, if theretofore paid, shall be credited by such Financing Party on the principal amount of the Company's Indebtedness to such Financing Party (or, to the extent that the principal amount of the Company's Indebtedness to such Financing Party shall have been or would thereby be paid in full, refunded by such Financing Party to the Company). The right to accelerate the maturity of the Notes does not include the right to accelerate any interest which has not otherwise accrued on the date of such acceleration, and the Financing Parties do not intend to collect any unearned interest in the event of acceleration. All sums paid or agreed to be paid to the Financing Parties for the use, forbearance or detention of sums included in the Lender Indebtedness shall, to the extent permitted by law applicable to such Financing Party, be amortized, prorated, allocated and spread throughout the full term of




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

the Notes until payment in full so that the rate or amount of interest on account of the Lender Indebtedness does not exceed the applicable usury ceiling, if any. As used in this Section, the terms "applicable law" or "laws applicable to any Financing Party" shall mean the law of any jurisdiction whose laws may be mandatorily applicable notwithstanding other provisions of this Agreement, or law of the United States of America applicable to any Financing Party and the Transactions which would permit such Financing Party to contract for, charge, take, reserve or receive a greater amount of interest than under such jurisdiction's law. To the extent that Article 5069-1.04 of the Texas Revised Civil Statutes is relevant to any Financing Party for the purpose of determining the Highest Lawful Rate, such Financing Party hereby elects to determine the applicable rate ceiling under such Article by the indicated (weekly) rate ceiling from time to time in effect, subject to such Financing Party's right subsequently to change such method in accordance with applicable law.

     Section 8.13 Confidential Information. The Administrative Agent and each Lender agree that all documentation and other information made available by the Company to the Administrative Agent or such Lender under the terms of this Agreement shall (except to the extent such documentation or other information is publicly available or hereafter becomes publicly available other than by action of the Administrative Agent or such Lender, or was theretofore known or hereinafter becomes known to the Administrative Agent or such Lender independent of any disclosure thereto by the Company) be held in the strictest confidence by the Administrative Agent or such Lender and used solely in the administration and enforcement of the Loans from time to time outstanding from such Lender to the Company and in the prosecution of defense of legal proceedings arising in connection herewith; provided that (i) the Administrative Agent or such Lender may disclose documentation and information to the Administrative Agent and/or to any other Lender which is a party to this Agreement or any Affiliates thereof, and (ii) the Administrative Agent or such Lender may disclose such documentation or other information to any other bank or other Person to which such Lender sells or proposes to make an assignment or sell a participation in its Loans hereunder if such other bank or Person, prior to such disclosure, agrees in writing to be bound by the terms of a confidentiality agreement substantially similar to the provisions of this Section 8.13. Notwithstanding the foregoing, nothing contained herein shall be construed to prevent the Administrative Agent or a Lender from (a) making disclosure of any information (i) if required to do so by applicable law or regulation, (ii) to any governmental agency or regulatory body (including any self-regulatory agency or body) having or claiming to have authority to regulate or oversee any aspect of such Lender's business or that of such Lender's corporate parent or affiliates in connection with the exercise of such authority or claimed authority, (iii) pursuant to any subpoena or if otherwise compelled in connection with any litigation or administrative proceeding, (iv) to correct any false or misleading information which may become public concerning such Person's relationship to the Company, or
(v) to the extent the Administrative Agent or such Lender or its counsel deems necessary or appropriate to effect or preserve its security for any Lender Indebtedness or to enforce any remedy provided in the Financing Documents, the Notes or this Agreement or otherwise available by law; or (b) making, on a confidential basis, such disclosures as such Lender reasonably deems necessary or appropriate to its legal counsel or accountants (including outside auditors). If the Administrative Agent or such Lender is compelled to disclose such confidential information in a proceeding requesting such disclosure, the Administrative Agent or such Lender shall seek to obtain assurance that such confidential treatment will be accorded such information; provided, however, that the Lender shall have no liability for the failure to obtain such treatment.

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     Section 8.14 ENTIRE AGREEMENT. THE NOTES, THIS AGREEMENT AND THE OTHER
FINANCING DOCUMENTS EMBODY THE ENTIRE AGREEMENT AND UNDERSTANDING BETWEEN THE AGENTS, THE ISSUING BANKS OR THE LENDERS AND THE OTHER RESPECTIVE PARTIES HERETO AND THERETO AND SUPERSEDE ALL PRIOR AGREEMENTS AND UNDERSTANDINGS BETWEEN SUCH PARTIES RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     Section 8.15 Attachments. The exhibits, schedules and annexes attached to this Agreement are incorporated herein and shall be considered a part of this Agreement for the purposes stated herein, except that in the event of any conflict between any of the provisions of such exhibits and the provisions of this Agreement, the provisions of this Agreement shall prevail.

     Section 8.16 Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original but all of which shall together constitute one and the same instrument.

     Section 8.17 Survival of Indemnities. The Company's obligations under Sections 2.16, 2.18, 2.20 and 8.04 shall survive the payment in full of the Loans and the Letter of Credit Liabilities.

     Section 8.18 Headings Descriptive. The headings of the several sections and subsections of this Agreement, and the Table of Contents, are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

     Section 8.19 Satisfaction Requirement. If any agreement, certificate, instrument or other writing, or any action taken or to be taken, is by the terms of this Agreement required to be satisfactory to any party, the determination of such satisfaction shall be made by such party in its sole and exclusive judgment exercised reasonably and in good faith.

     SECTION 8.20 EXCULPATION PROVISIONS. EACH OF THE PARTIES HERETO SPECIFICALLY AGREES THAT IT HAS A DUTY TO READ THIS AGREEMENT AND THE OTHER FINANCING DOCUMENTS AND AGREES THAT IT IS CHARGED WITH NOTICE AND KNOWLEDGE OF THE TERMS OF THIS AGREEMENT AND THE OTHER FINANCING DOCUMENTS; THAT IT HAS IN FACT READ THIS AGREEMENT AND IS FULLY INFORMED AND HAS FULL NOTICE AND KNOWLEDGE OF THE TERMS, CONDITIONS AND EFFECTS OF THIS AGREEMENT; THAT IT HAS BEEN REPRESENTED BY LEGAL COUNSEL OF ITS CHOICE THROUGHOUT THE NEGOTIATIONS PRECEDING ITS EXECUTION OF THIS AGREEMENT AND THE OTHER FINANCING DOCUMENTS; AND HAS RECEIVED THE ADVICE OF ITS ATTORNEYS IN ENTERING INTO THIS AGREEMENT AND THE OTHER FINANCING DOCUMENTS; AND THAT IT RECOGNIZES THAT CERTAIN OF THE TERMS OF THIS AGREEMENT AND THE OTHER FINANCING DOCUMENTS RESULT IN ONE PARTY ASSUMING THE LIABILITY INHERENT IN SOME ASPECTS OF THE TRANSACTION AND RELIEVING THE OTHER PARTY OF ITS RESPONSIBILITY FOR SUCH LIABILITY. EACH PARTY HERETO AGREES AND COVENANTS THAT IT WILL NOT CONTEST THE VALIDITY OR ENFORCEABILITY OF ANY EXCULPATORY PROVISION OF THIS AGREEMENT AND THE OTHER FINANCING DOCUMENTS ON THE BASIS THAT THE PARTY HAD NO NOTICE OR KNOWLEDGE OF SUCH PROVISION OR THAT THE PROVISION IS NOT "CONSPICUOUS."

     Section 8.21 Secured Affiliate. For purposes of this Agreement and all other Financing Documents (other than applicable Hedge Agreements), if a Secured Affiliate of a Lender has entered into one or more Hedge Agreements with the Company or any its Subsidiaries, then to the extent that such Secured Affiliate has rights or obligations (or if the affiliated Lender, rather than the Secured Affiliate, were the counter-party to the applicable Hedge Agreement, such rights or obligations that such Lender has) hereunder or under any other Financing Document (other than applicable Hedge Agreements), such affiliated Lender shall be the agent and attorney-in-fact for such Secured Affiliate with regard to any such rights and obligations, or deemed rights and obligations, as if such Lender were the counter-party to the applicable Hedge Agreement including, but not limited to, the following: (a) all distributions or payments in respect of Collateral owing to such Secured Affiliate shall be distributed or paid to such Lender, (b) all representations, statements or disclaimers made herein or in any Financing Document by or to such Lender shall be deemed to have been made by or to such Secured Affiliate, (c) all obligations incurred by such Lender that would have been incurred by the Secured Affiliate if it were a party hereto (including, but not limited to, obligations under Section 7.06) shall be the obligations of such Lender, and such Lender, as the agent and attorney-in-fact of its Secured Affiliate, will make any and all payments owing to the Administrative Agent with respect to such obligations or deemed obligations of its Secured Affiliate. Each such Lender represents, warrants and covenants to and with the Administrative Agent that such Lender has, or at all applicable times will have, full power and authority to act as agent and attorney-in-fact for its Secured Affiliates. Under no circumstance shall any Secured Affiliate have any voting rights hereunder and the voting rights of any affiliated Lender shall not be increased by virtue of the obligations owing to any such Secured Affiliate.

     Section 8.22 Ratification of Security Instruments. The Company hereby expressly (i) acknowledges, ratifies and affirms all of its indebtedness, obligations and liabilities under the Original Credit Agreement, the AFB Acquisition Credit Agreement and the Intercreditor Agreement all as amended, amended and consolidated by the terms of this Agreement, (ii) acknowledges and agrees that (a) all liens and security interests created by and existing under any and all instruments and documents executed by the Company, including, without limitation, the Security Instruments, as security for its obligations under the Original Credit Agreement, the AFB Acquisition Agreement and the Intercreditor Agreement are and shall continue to be valid and subsisting liens and security interests securing its obligations thereunder as amended, restated and consolidated by this Agreement, (b) none of the rights, titles, interests, liens and security interests created by and existing under any such instrument or document shall be released or impaired hereby and shall be and remain in full force and effect, and (c) all rights, titles, interests, liens and security interests existing under such instruments and documents are renewed, extended, carried forward and conveyed hereby to secure all of obligations the Company under this Agreement, without the necessity to formally amend any such instrument or document.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed as of the date first above written.

COMPANY:                      STERLING CHEMICALS, INC.


                              BY: /s/ JIM P. WISE
                                 ---------------------------------------------
                                 Jim P. Wise
                                 Vice President and Chief Financial Officer

                              Address:
                              1200 Smith Street
                              Suite 1900
                              Houston, Texas  77002
                              Attention: Mr. Jim P. Wise
                              Telephone:       (713) 654-9599
                              Telecopy:        (713) 654-9552


ADMINISTRATIVE AGENT,         TEXAS COMMERCE BANK
DOCUMENTATION AGENT,          NATIONAL ASSOCIATION
ISSUING BANKS                 Individually, as an issuing bank and as
AND THE LENDERS:              Administrative Agent


                              BY: /s/ D. G. MILLS
                                 ------------------------------------------
                                 D. G. Mills
                                 Vice President

                              Address:
                              c/o Chase Securities Inc.
                              712 Main Street
                              Houston, Texas  77002
                              Attention:       Ms. Martha Gurwit
                              Telephone:       (713) 216-6387
                              Telecopy:        (713) 216-4986

                              With Copy To:
                              712 Main Street
                              Houston, Texas  77002
                              Attention:       Ms. Debra Harris
                              Telephone:       (713) 216-4117
                              Telecopy:        (713) 216-5733

                              CREDIT SUISSE FIRST BOSTON,
                              As Documentation Agent


                              BY: /s/ JAMES P. MORAN
                                 -------------------------------------------
                                  James P. Moran
                                 -------------------------------------------
                                  Director
                                 -------------------------------------------
                              BY: /s/ IRA LUBINSKY
                                 -------------------------------------------
                                  Ira Lubinsky
                                 -------------------------------------------
                                  Vice President
                                 -------------------------------------------

                              Address:
                              11 Madison Avenue, 19th Floor
                              New York, New York  100103629
                              Attention:       Mr. James P. Moran
                              Telephone:       (212) 325-9176
                              Telecopy:        (212) 325-8350

                              CREDIT SUISSE FIRST BOSTON,
                              Individually, As An Issuing Bank And As A Lender


                              BY: /s/ JAMES P. MORAN
                                 -------------------------------------------
                                  James P. Moran
                                 -------------------------------------------
                                  Director
                                 -------------------------------------------
                              BY: /s/ IRA LUBINSKY
                                 -------------------------------------------
                                  Ira Lubinsky
                                 -------------------------------------------
                                  Vice President
                                 -------------------------------------------

                              Address:
                              11 Madison Avenue, 19th Floor
                              New York, New York 100103629
                              Attention:       Ms. Yvette Mcqueen
                              Telephone:       (213) 325-9096
                              Telecopy:        (213) 325-8319






                             [Signature Page - 1]

                           ABN AMRO BANK N.V.
                           Houston Agency

                           BY:     ABN AMRO NORTH AMERICA, INC.,
                                   As Agent


                                   BY: /s/ GORDAN CHANG
                                      ----------------------------------------
                                      Gordon Chang
                                      Vice President & Director

                                   BY: /s/ MICHAEL W. DEPRIEST
                                      ----------------------------------------
                                      Michael W. Depriest
                                      Vice President & Director


                           Address:
                           Three Riverway, Suite 1700
                           Houston, Texas  77056
                           Attention:       Mr. Gordon Chang
                           Telephone:       (713) 964-3322
                           Telecopy:        (713) 629-7533






                             [Signature Page - 2]

                            THE BANK OF NOVA SCOTIA


                            BY: /s/ A.S. NORSWORTHY
                               ---------------------------------------
                                A.S. NORSWORTHY
                               ---------------------------------------
                                SR. TEAM LEADER-LOAN OPERATIONS
                               ---------------------------------------

                            Address:
                            Atlanta Agency
                            600 Peachtree Street Northeast
                            Suite 2700
                            Atlanta, Georgia  30308
                            Attention:       Mr. F.C.H. Ashby
                            Telephone:       (404) 877-1500
                            Telecopy:        (404) 888-8998

                            With Copy To:
                            1100 Louisiana Street, Suite 3000
                            Houston, Texas  77002
                            Attention:       Mr. Bryan Bulawa
                            Telephone:       (713) 759-3427
                            Telecopy:        (713) 752-2425






                             [Signature Page - 3]

                              BANK OF SCOTLAND


                              BY: /s/ ANNIE CHIN TAT
                                 -------------------------------------------
                                  ANNIE CHIN TAT
                                 -------------------------------------------
                                  VICE PRESIDENT
                                 -------------------------------------------

                              Address:
                              565 Fifth Avenue, 5th Floor
                              New York, New York  10017
                              Attention:       Mr. John Kelly
                              Telephone:       (212) 450-0830
                              Telecopy:        (212) 682-5720






                             [Signature Page - 4]

                              BHF - BANK AKTIENGESELLSCHAFT


                              BY: /s/ LINDA PACE
                                 ----------------------------------------
                                  Linda Pace
                                 ----------------------------------------
                                  Vice President
                                 ----------------------------------------
                              BY: /s/ PERRY FORMAN
                                 ----------------------------------------
                                  Perry Forman
                                 ----------------------------------------
                                  Vice President
                                 ----------------------------------------

                              Address:
                              590 Madison Avenue
                              New York , New York  10022-2540
                              Attention:        Ms. Linda Pace
                              Telephone:       (212) 756-5915
                              Telecopy:        (212) 756-5536



                             [Signature Page - 6]

                              CIBC INC.


                              BY: /s/ ALEKSANDRA K. DYMANUS
                                 ------------------------------------------
                                  Aleksandra K. Dymanus
                                 ------------------------------------------
                                  Authorized Signatory
                                 ------------------------------------------

                              Address:
                              2 Houston Center
                              909 Fannin Street, Suite 1200
                              Houston, Texas  77010
                              Attention:       Mr. David Balderach
                              Telephone:       (713) 658-8400
                              Telecopy:        (713) 650-3727


                              With Copy To:
                              Two Paces West
                              2727 Paces Ferry Road
                              Suite 1200
                              Atlanta, Georgia  30339
                              Attention:       Ms. Kathryn McGovern
                              Telephone:       (770) 319-4821
                              Telecopy:        (770) 319-4950






                             [Signature Page - 7]

                              CREDIT LYONNAIS NEW YORK BRANCH


                              BY: /s/ ATHLA LOC
                                 -----------------------------------------
                                  Athla Loc
                                 -----------------------------------------
                                  1st Vice President
                                 -----------------------------------------

                              Address:
                              1000 Louisiana Street, Suite 5360
                              Houston, Texas  77002
                              Attention:       Mr. Page Dillehunt
                              Telephone:       (713) 751-0500
                              Telecopy:        (713) 751-0307


                              With Copy To:
                              Address:
                              Credit Lyonnais Chicago Branch
                              227 West Monroe, 38th Floor
                              Chicago, Illinois 60606
                              Attention:       Mr. Matthew Kirst
                              Telephone:       (312) 220-7332
                              Telecopy:        (312) 220-7333






                             [Signature Page - 8]

                                   FIRST SOURCE FINANCIAL LLP

                                   BY:      FIRST SOURCE FINANCIAL, INC.
                                            AS ITS AGENT/MANAGER


                                   BY: /s/ DAVID C. WAGNER
                                      ---------------------------------------
                                       David C. Wagner
                                      ---------------------------------------
                                       Vice President
                                      ---------------------------------------

                                   Address:
                                   2850 West Golf Road, 5th Floor
                                   Rolling Meadows, Illinois  60008
                                   Attention:       Mr. Dave Wagner
                                   Telephone:       (847) 734-2043
                                   Telecopy:        (847) 734-7910






                             [Signature Page - 9]

                              THE FIRST NATIONAL BANK OF CHICAGO


                              BY: /s/ DIXON P. SCHULTZ
                                 -----------------------------------------
                                  Dixon P. Schultz
                                 -----------------------------------------
                                  Vice President
                                 -----------------------------------------

                              Address:
                              One First National Plaza, MS 0634, 1-10
                              Chicago, Illinois  60670
                              Attention:       Mr. Mike Lorenzi
                              Telephone:       (312) 732-8573
                              Telecopy:        (312) 732-4840


                              With Copy To:
                              1100 Louisiana Street, Suite 3200
                              Houston, Texas  77002
                              Attention:       Ms. Dixon Schultz
                              Telephone:       (713) 654-7329
                              Telecopy:        (713) 654-7370






                             [Signature Page - 10]

                              THE CIT GROUP/BUSINESS CREDIT, INC.


                              BY: /s/ DAN HUGHES
                                 -----------------------------------------
                                  Dan Hughes
                                 -----------------------------------------
                                  Vice President
                                 -----------------------------------------

                              Address:
                              Two Lincoln Center
                              5420 LBJ Freeway, Suite 200
                              Dallas, Texas  75240
                              Attention:       Mr. Dan Hughes
                              Telephone:       (214) 455-1665
                              Telecopy:        (214) 455-1690






                            [Signature Page - 11]

                              COMERICA BANK


                              BY: /s/ REGINALD M. GOLDSMITH, III
                                 --------------------------------------------
                                  Reginald M. Goldsmith, III
                                 --------------------------------------------
                                  Vice President
                                 --------------------------------------------

                              Address:
                              4100 Spring Valley, Suite 900
                              Dallas, Texas  75244
                              Attention:       Mr. Reggie Goldsmith
                              Telephone:       (214) 818-2548
                              Telecopy:        (214) 818-2550






                            [Signature Page - 12]

                              CREDITANSTALT CORPORATE FINANCE, INC.


                              By: /s/ SCOTT KREY
                                 ---------------------------------------------
                                  Scott Krey
                                 ---------------------------------------------
                                  Vice President
                                 ---------------------------------------------

                              By: /s/ CARL G. DRAKE
                                 ---------------------------------------------
                                  Carl G. Drake
                                 ---------------------------------------------
                                  Sr. Associate
                                 ---------------------------------------------


                              Address:
                              Two Greenwich Plaza
                              2nd Floor
                              Greenwich, Connecticut  06830
                              Attention:       Ms. Lisa Bruno
                              Telephone:       (203) 861-6464
                              Telecopy:        (203) 861-6594

                              With Copy To:
                              Two Ravinia Drive, Suite 1680
                              Atlanta, Georgia  30346
                              Attention:       Mr. Joseph Longosz
                              Telephone:       (770) 390-1850
                              Telecopy:        (770) 390-1851





                            [Signature Page - 13]

                             HIBERNIA NATIONAL BANK


                              BY: /s/ TRUDY W. NELSON
                                 -------------------------------------------
                                  Trudy W. Nelson
                                 -------------------------------------------
                                  Vice President
                                 -------------------------------------------

                              Address:
                              313 Carondelet Street, 13th Floor
                              New Orleans, Louisiana  70130
                              Attention:       Ms. Trudy Nelson
                              Telephone:       (504) 533-3213
                              Telecopy:        (504) 533-5434






                            [Signature Page - 14]

                              MERITA BANK LTD
                              New York Branch


                              BY: /s/ CLIFFORD ABRAMSKY
                                 --------------------------------------------
                                  Clifford Abramsky
                                 --------------------------------------------
                                  Vice President
                                 --------------------------------------------

                              BY: /s/ FRANK MAFFEI
                                 --------------------------------------------
                                  Frank Maffei
                                 --------------------------------------------
                                  Vice President
                                 --------------------------------------------

                              Address:
                              437 Madison Avenue, 21st Floor
                              New York, New York  10022
                              Attention:       Mr. Clifford Abramsky
                              Telephone:       (212) 318-9564
                              Telecopy:        (212) 318-7318






                            [Signature Page - 15]

                              NATIONAL BANK OF CANADA


                              BY: /s/ DOUG CLARK
                                 ------------------------------------------
                                  Doug Clark
                                 ------------------------------------------
                                  Vice President
                                 ------------------------------------------

                              BY: /s/ JOHN DIXON
                                 ------------------------------------------
                                  John Dixon
                                 ------------------------------------------
                                  Vice President
                                 ------------------------------------------


                              Address:
                              125 West 55th Street
                              23rd Floor
                              New York, New York  10019
                              Attention:       Ms. Eleanor Valentine
                              Telephone:       (212) 632-8820
                              Telecopy:        (212) 632-8736

                              With Copy To:
                              2121 San Jacinto, Suite 1850
                              Dallas, Texas  75201
                              Attention:       Mr. Douglas Clark
                              Telephone:       (214) 871-1265
                              Telecopy:        (214) 871-2015






                            [Signature Page - 16]

                              THE LONG-TERM CREDIT BANK OF JAPAN,
                              LIMITED NEW YORK BRANCH


                              BY: /s/ JOHN J. SULLIVAN
                                 -------------------------------------------
                                  John J. Sullivan
                                 -------------------------------------------
                                  Joint General Manager
                                 -------------------------------------------

                              Address:
                              165 Broadway, 49th Floor
                              New York, New York  10006
                              Attention :      Ms. Maria Araujo
                              Telephone:       (212) 335-4553
                              Telecopy:        (212) 608-2371


                              With Copy To:
                              2200 Ross Avenue
                              Texas Commerce Tower, Suite 4700W
                              Dallas, Texas  75201
                              Attention:       Mr. Robert Nelson
                              Telephone:       (214) 969-5352
                              Telecopy:        (214) 969-5357






                            [Signature Page - 19]

                              OCTAGON CREDIT INVESTORS LOAN
                              PORTFOLIO (a unit of The Chase Manhattan Bank), (formerly known as CHL HIGH YIELD LOAN PORTFOLIO (a unit of Chemical Bank))


                              BY: /s/ JOYCE C. DELUCCA
                                 ---------------------------------------------
                                  JOYCE C. DELUCCA
                                 ---------------------------------------------
                                  MANAGING DIRECTOR
                                 ---------------------------------------------

                              Address:
                              380 Madison Avenue, 12th Floor
                              New York, New York  10017
                              Attention:       Ms. Joyce Delucca
                              Telephone:       (212) 622-3104
                              Telecopy:        (212) 622-3797


                              With Copy To:
                              One Chase Manhattan Plaza
                              New York, New York  10081
                              Attention:       Mr. Joseph Nerich
                              Telephone:       (212) 552-7247
                              Telecopy:        (212) 552-5642






                            [Signature Page - 20]

                              MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY


                              By: /s/ THOMAS J.  FINNEY JR.
                                 --------------------------------------------
                                 Thomas J. Finney Jr.
                                 --------------------------------------------
                                 Vice President
                                 --------------------------------------------


                              Address:
                              1295 State Street
                              Springfield, Massachusetts  01111-0001
                              Attention:       Mr. John Wheeler
                              Telephone:       (413) 744-6228
                              Telecopy:        (413) 744-6127

                              With Copy To:
                              1295 State Street
                              Springfield, Massachusetts  01111-0001
                              Attention:       Ms. Laura Hamel
                              Phone:           (413) 744-3878
                              Telecopy:        (413) 744-7922






                            [Signature Page - 21]

                                   MERRILL LYNCH SENIOR FLOATING RATE
                                   FUND, INC.

                                   By: /s/ ANTHONY R. CLEMENTE
                                      ----------------------------------
                                      Anthony R. Clemente
                                      ----------------------------------
                                      Authorized Signatory
                                      ----------------------------------

                                   Address:
                                   800 Scudders Mill Road - Area 2C
                                   Plainsboro, New Jersey  08536
                                   Attention:       Ms. Jill Montanye
                                   Telephone:       (609) 282-3102
                                   Telecopy:        (609) 282-2550

                                   With Copy To:
                                   Custodian Bank:
                                   Bank of New York
                                   90 Washington Street, 12th Floor
                                   New York, New York  10286
                                   Attention:       Mr. Nick Ruggiero
                                   Telephone:       (212) 495-2929
                                   Telecopy:        (212) 495-2935/2936/2937

                                   MLAM Accounting
                                   500 College Road - 4E
                                   Plainsboro, New Jersey  08536
                                   Attention:       Mr. John Dugan
                                   Telephone:       (212) 282-7705
                                   Telecopy:        (212) 282-7612






                            [Signature Page - 22]

                                  ML CBO IV (CAYMAN) LTD.

                                        By:     PROTECTIVE ASSET
                                                MANAGNT L.L.C. AS
                                                COLLATERAL MANAGER



                                        By: /s/ JAMES DONDERO, CPA, CPA
                                           ------------------------------------
                                           President
                                           ------------------------------------
                                           Protective Asset Management, L.L.C.
                                           ------------------------------------


                                  Address:
                                  Protective Asset Management Company
                                  13455 Noel Road-LB #45
                                  Dallas, Texas  75240
                                  Attention:       Todd Travers
                                  Telephone:       (972) 233-4300
                                  Telecopy:        (972) 233-4334






                            [Signature Page - 23]

                             VAN KAMPEN AMERICAN CAPITAL PRIME RATE INCOME TRUST



                             By: /s/ KATHLEEN A. ZARE
                                --------------------------------------
                                Kathleen A. Zare
                                --------------------------------------
                                Vice President
                                --------------------------------------

                             Address:
                             One Parkview Plaza
                             Oakbrook Terrace, Illinois  60181
                             Attention:       Mr. Jeffrey Maillet
                             Telephone:       (630) 684-6438
                             Telecopy:        (630) 684-6740






                            [Signature Page - 24]

                               PARIBAS CAPITAL FUNDING LLC

                               By: /s/ [ILLEGIBLE]
                                  ---------------------------------------

                                  ---------------------------------------

                                  ---------------------------------------


                               Address:
                               787 Seventh Avenue
                               New York, New York  10019
                               Attention:       Francois Gauvin
                               Telephone:       (212) 841-2548
                               Telecopy:        (212) 841-2144






                            [Signature Page - 25]

                               RESTRUCTURED OBLIGATIONS BACKED BY
                               SENIOR ASSETS B.V.

                                       By its Managing Director
                                       ABN TRUSTCOMPANY (NEDERLAND) B.V.


                                       By: /s/ [ILLELGIBLE]
                                          -------------------------------------
                                               [ILLEGIBLE]
                                          -------------------------------------

                                          -------------------------------------

                                       By: /s/ [ILLELGIBLE]
                                          -------------------------------------
                                               [ILLEGIBLE]
                                          -------------------------------------

                                          -------------------------------------



                              Address:
                              Chancellor Capital Management, Inc.
                              1166 Avenue of the Americas
                              New York, New York  10036
                              Attention:       Steve Alfieri
                              Telephone:       (212) 278-9563
                              Telecopy:        (212) 278-9619






                            [Signature Page - 27]

                              AERIES FINANCE LTD.




                              By: /s/ ANDREW IAN WIGNALL
                                 ------------------------------------
                                 Andrew Ian Wignall
                                 ------------------------------------
                                 Director
                                 ------------------------------------


                              Address:
                              c/o Moore Management Services Limited
                              Elizabeth House, Castle
                              Street St. Helier, Jersey
                              Channel Islands JE4 2YQ
                              Attention:       Director
                              Telephone:       011-441-534-613900
                              Telecopy:        011-441-534-616900

                              With A Copy To:

                              Chancellor LGT Senior Secured  Management
                              1166 Avenue of the Americas
                              New York, New York 10036
                              Attention:       Christopher Jansen
                              Telephone:       (212) 278-9669
                              Telecopy:        (212) 278-9619






                            [Signature Page - 28]

                              CAPTIVA FINANCE LTD.



                              By: /s/ JOHN H. CULLINANE
                                 ---------------------------------------
                                 John H. Cullinane
                                 ---------------------------------------
                                 Director
                                 ---------------------------------------


                              Address:
                              c/o Deutsche Morgan Grenfell (Cayman) Limited P.O. Box 1984 GT, Elizabethan Square
                              Grand Cayman, Cayman Islands
                              Attention:   Director
                              Telephone:   (809) 949-8244
                              Telecopy:    (809) 949-8178

                              With A Copy To:

                              Chancellor LGT Senior Secured Management
                              1166 Avenue of the Americas
                              New York, New York 10036
                              Attention:   Christopher Jansen
                              Telephone:   (212) 278-9669
                              Telecopy:    (212) 278-9619





                            [Signature Page - 29]

                            CAPTIVA II FINANCE LTD.



                              By: /s/ JOHN H. CULLINANE
                                 -----------------------------------------
                                 John H. Cullinane
                                 -----------------------------------------
                                 Director
                                 -----------------------------------------


                              Address:
                              c/o Deutsche Morgan Grenfell (Cayman) Limited P.O. Box 1984 GT, Elizabethan Square
                              Grand Cayman, Cayman Islands
                              Attention:   Director
                              Telephone:   (809) 949-8244
                              Telecopy:    (809) 949-8178

                              With A Copy To:

                              Chancellor LGT Senior Secured Management
                              1166 Avenue of the Americas
                              New York, New York 10036
                              Attention:    Christopher Jansen
                              Telephone:    (212) 278-9669
                              Telecopy:     (212) 278-9619





                            [Signature Page - 30]

                              CERES FINANCE LTD.



                              By: /s/ JOHN H. CULLINANE
                                 ---------------------------------------
                                 John H. Cullinane
                                 ---------------------------------------
                                 Director
                                 ---------------------------------------

                              Address:
                              c/o Deutsche Morgan Grenfell (Cayman) Limited P.O. Box 1984 GT, Elizabethan Square
                              Grand Cayman, Cayman Islands
                              Attention:  Director
                              Telephone:  (809) 949-8244
                              Telecopy:   (809) 949-8178

                              With A Copy To:
                              Chancellor LGT Senior Secured Management
                              1166 Avenue of the Americas
                              New York, New York 10036
                              Attention:  Christopher Jansen
                              Telephone:  (212) 278-9669
                              Telecopy:   (212) 278-9619






                            [Signature Page - 31]

                                     MERRILL LYNCH PRIME RATE PORTFOLIO

                                     By:  MERRILL LYNCH ASSET MANAGEMENT, L.P.
                                          AS INVESTMENT ADVISOR



                                     By: /s/ ANTHONY R. CLEMENTE
                                        -------------------------------------
                                        Anthony R. Clemente
                                        -------------------------------------
                                        Authorized Signatory
                                        -------------------------------------


                                     Address:
                                     800 Scudders Mill Road - Area 2C
                                     Plainsboro, New Jersey  08536
                                     Attention:       Ms. Jill Montanye
                                     Telephone:       (609) 282-3102
                                     Telecopy:        (609) 282-2550

                                     With Copy To:
                                     Custodian Bank:
                                     Bank Of New York
                                     90 Washington Street, 12th Floor
                                     New York, New York  10286
                                     Attention:       Mr. Nick Ruggiero
                                     Telephone:       (212) 495-2929
                                     Telecopy:        (212) 495-2935/2936/2937

                                     MLAM Accounting
                                     500 College Road - 4E
                                     Plainsboro, New Jersey  08536
                                     Attention:       Mr. John Dugan
                                     Telephone:       (212) 282-7705
                                     Telecopy:        (212) 282-7612






                            [Signature Page - 32]

                                  SKANDINAVISKA ENSKILDA BANKEN
                                  CORPORATION



                                  By: /s/ SVERKER JOHANSSON
                                      ---------------------------------------
                                      Sverjer Johansson
                                      ---------------------------------------
                                      Vice President
                                      ---------------------------------------

                                  Address:
                                  245 Park Avenue
                                  New York, New York  10167
                                  Attention:       Sverker Johansson
                                  Telephone:       (212) 907-4835
                                  Telecopy:        (212) 697-5188






                            [Signature Page - 35]

                                          THE CHASE MANHATTAN BANK



                                          By: /s/ R. DANIEL ROUSE
                                             ----------------------------------
                                              R. Daniel Rouse
                                             ----------------------------------
                                              Vice President
                                             ----------------------------------

                                          Address:



                                          Attention:
                                          Telephone: (   )    -
                                                      ---  --- ----
                                          Telecopy:  (   )    -
                                                      ---  --- ----






                             [Signature Page - 36]